Exhibit 10.13(a)

SUBLEASE

THIS SUBLEASE (this “Sublease”) is dated for reference purposes as of November 4, 2021, and is made by and between BigHat Biosciences, Inc., a Delaware corporation (“Sublessor”), and Syncopation Life Sciences, Inc., a Delaware corporation (“Sublessee”). Sublessor and Sublessee hereby agree as follows:

1. Recitals: This Sublease is made with reference to the fact that BP3-SF6 1900 ADLP LLC, as landlord (“Master Lessor”), and Sublessor, as tenant, entered into that certain lease, dated as of September 3, 2021 (the “Master Lease”), with respect to premises consisting of approximately 31,117 rentable square feet of space (the “Premises”) located on the third floor of the building whose address is 1900 Alameda de las Pulgas, San Mateo, California (the “Building”). A copy of the Master Lease is attached hereto as Exhibit A.

2. Premises: Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, a portion of the Premises consisting of approximately 15,400 rentable square feet of space (hereinafter, the “Subleased Premises”). The Subleased Premises are more particularly described on Exhibit B attached hereto. In connection with its use of the Subleased Premises, Sublessee shall also have the non-exclusive right to use, subject to Sublessor’s reasonable rules and regulations, the shared outdoor deck area, bathrooms and hallway on the third floor (the “Shared Areas”), and, subject to Master Lessor’s rules and regulations, the shared glasswash and autoclave and all other amenities of the Building, including, but not limited to, the gym. Sublessee shall have no right to enter, and shall prevent its employees, agents, contractors, licensees and invitees from entering, portions of the Premises other than the Subleased Premises and Shared Areas. Sublessee shall use commercially reasonable efforts to prevent its agents, employees or contractors from discovering or otherwise coming into contact with confidential information of the Sublessor, and Sublessor shall use commercially reasonable efforts to prevent its agents, employees or contractors from discovering or otherwise coming into contact with confidential information of the Sublessee. If, despite such efforts, any such confidential information is discovered by the other, the discovering party shall promptly inform the other of such discovery, and shall hold, and use reasonable efforts to cause its employees, agents, contractors, invitees and licensees to hold, such information confidential.

3. Term:

A. Term. The term (the “Term”) of this Sublease shall be for the period commencing on the later of November 1, 2021 and the date that Master Lessor consents to this Sublease (the “Commencement Date”) and expiring upon the date which is three years after the Commencement Date (the “Expiration Date”), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease sooner expires pursuant to its terms.

B. Right of First Offer to Extend. If (i) Sublessee is not then and has not been in default under any of the terms of this Sublease and (ii) Sublessee has not Transferred this Sublease or any of the Subleased Premises or agreed to do so in the future (other than pursuant to Section 14.7 of the Master Lease incorporated herein), Sublessee shall have one (1) conditional option (the “Extension Option”) to extend the Term with respect to the entirety of the Subleased Premises for an additional period of one (1) year commencing when the initial Term expires (the “Extension Period”), solely in accordance with the terms of this section, and subject to the following conditions: (a) the Extension Option shall be exercised, if at all, by written notice of exercise delivered to Sublessor by Sublessee not less than nine (9) months nor more than twelve (12) months prior to the expiration of the initial Term; (b) Sublessor shall have the right, within fifteen (15) business days after receipt of such notice, to deliver written notice to Sublessee that it has determined to use the space for Sublessor’s needs (which include for use by it or its partners, affiliates, or other entities with whom Sublessor has a business relationship), in which case the option exercise shall

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be void and this Sublease shall expire at the expiration of the initial Term; (c) if Sublessor does not void Sublessee’s exercise of the option, Sublessee shall accept the Subleased Premises on an “AS-IS” basis; and (d) the extension shall be on the same terms and conditions as this Sublease, except as to the amount of Base Rent and that there shall be no further Extension Options. If this Extension Option is properly exercised and not voided or terminated as set forth above, the Term shall be extended for the term of the Extension Period upon all of the terms and conditions of this Sublease, except that there shall be no further Extension Options and the Base Rent for the Subleased Premises during the Extension Period shall be 103.5% of the last month’s Base Rent for the initial Term.

C. Early Possession. To the extent permitted under the Master Lease and so long as such access does not interfere with Sublessor’s performance of the Demising Work in the Premises, Sublessor shall permit Sublessee to enter the Subleased Premises promptly following the date that Master Lessor consents to this Sublease solely for the purpose of preparing the Subleased Premises for occupancy and not for the purpose of conducting business therein. Such occupancy shall be subject to all of the provisions of this Sublease, except for the obligation to pay Base Rent, Operating Expenses, Tax Expenses or Utilities Costs (as defined below); and (ii) shall not advance the Expiration Date of this Sublease.

4. Rent:

A.Base Rent. Sublessee shall pay to Sublessor as base rent for the Subleased Premises for each month during the Term the following amounts per month (“Base Rent”):

Months	Monthly Base Rent
1 - 12	$103,950.00
13 - 24	$107,588.25
25 - Expiration Date	$111,353.84

Base Rent and Additional Rent, as defined in Paragraph 4.B below, shall be paid on or before the first (1st) day of each month. Base Rent and Additional Rent for any period during the Term hereof which is for less than one (1) month of the Term shall be a pro rata portion of the monthly installment based on the number of days in such month. If an increase in Base Rent becomes effective on a date other than the first day of a calendar month, the Base Rent for that month shall be the sum of the two applicable rates, each prorated for the portion of the month during which the rate is in effect. Base Rent and Additional Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Base Rent and Additional Rent shall be paid directly to Sublessor by ACH pursuant to instructions provided by Sublessor or at the Premises, Attention: Accounting, or such other address as may be designated in writing by Sublessor.

B. Additional Rent. All monies other than Base Rent required to be paid by Sublessor under the Master Lease as to the Subleased Premises, including, without limitation, any amounts payable by Sublessor to Master Lessor as “Operating Expenses”, “Tax Expenses” and “Utilities Costs” (as defined in Section 4.2 of the Master Lease), shall be paid by Sublessee hereunder as and when such amounts are due under the Master Lease, as incorporated herein. Sublessee shall also pay to Sublessor any gross receipts or rent tax payable with respect to this Sublease and all costs directly incurred by or at the request of Sublessee, and Sublessor’s reasonable expenses reasonably allocable to the Subleased Premises, in maintaining the systems serving the Premises and the Subleased Premises in common and providing utility service to the Premises and Subleased Premises in common to the extent not included in Operating

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Expenses (excluding any capital improvements or expenditures except to the extent amortized over their useful lives as reasonably determined by Sublessor). All such amounts shall be deemed additional rent (“Additional Rent”). Base Rent and Additional Rent hereinafter collectively shall be referred to as “Rent”. Notwithstanding anything to the contrary in the Sublease, (i) Sublessee shall not be required to pay any Rent or perform any obligation that is required as a result of a default by Sublessor of any of its obligations under the Master Lease (except to the extent such default was due to the negligence, willful misconduct or violation of this Sublease by Sublessee) or the misuse, negligence or willful misconduct of or by Sublessor or its agents, contractors or invitees or the violation of law by Sublessor, in each case not caused by Sublessee, and (ii) Sublessee shall not be required to pay any cost to construct the Tenant Improvements (or any other improvements constructed by or for Sublessor), the Additional Allowance or the Amortization Rent under the Master Lease or Hazardous Materials brought onto the Premises, Building or Project by Sublessor.

C. Payment of First Month’s Rent. Upon execution hereof by Sublessee, Sublessee shall pay to Sublessor the sum of One Hundred Three Thousand Nine Hundred Fifty Dollars ($103,950) which shall constitute Base Rent for the first month of the Term.

5. Security Deposit: Upon execution hereof by Sublessee, Sublessee shall deposit with Sublessor the sum of Two Hundred Twenty-Two Thousand Seven Hundred Seven and 68/100 Dollars ($222,707.68) (the “Security Deposit”), in cash, as security for the performance by Sublessee of the terms and conditions of this Sublease. If Sublessee fails to pay Rent or other charges due hereunder or otherwise defaults with respect to any provision of this Sublease, then Sublessor may draw upon, use, apply or retain all or any portion of the Security Deposit for the payment of any Rent or other charge in default, for the payment of any other sum which Sublessor has become obligated to pay by reason of Sublessee’s default, or to compensate Sublessor for any loss or damage which Sublessor has suffered thereby, including future rent damages under California Civil Code Section 1951.2, without prejudice to any other remedy provided herein or by law. Sublessee hereby waives the provisions of any law, now or hereafter in force, including, without limitation, California Civil Code Section 1950.7, that provides that Sublessor may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Sublessee, or to clean the Subleased Premises, it being agreed that Sublessor, in addition, may claim those sums reasonably necessary to compensate Sublessor for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Sublessee, including future rent damages following the termination of this Sublease. If Sublessor so uses or applies all or any portion of the Security Deposit, then Sublessee, within ten (10) days after demand therefor, shall deposit cash with Sublessor in the amount required to restore the Security Deposit to the full amount stated above. Upon the expiration of this Sublease, Sublessor shall return to Sublessee so much of the Security Deposit as has not been applied by Sublessor pursuant to this paragraph, or which is not otherwise required to cure Sublessee’s defaults.

6. Holdover: In the event that Sublessee does not surrender the Subleased Premises by the expiration of this Sublease in accordance with the terms of this Sublease, Sublessee shall indemnify, defend, protect and hold harmless Sublessor from and against all loss and liability resulting from Sublessee’s delay in surrendering the Subleased Premises and pay Sublessor holdover rent as provided in Article 16 of the Master Lease, as incorporated herein.

7. Repairs: Sublessor shall, at its cost, install a wall to demise the Subleased Premises as shown on Exhibit B hereto (the “Demising Work”). Sublessor shall perform the Demising Work in a good and workmanlike manner. Except as set forth in this paragraph above, the parties acknowledge and agree that Sublessee is subleasing the Subleased Premises on an “as is” basis, and that Sublessor has made no representations or warranties with respect to the condition of the Subleased Premises. Except as set forth in this paragraph above, Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises, including, without limitation, any

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improvement or repair required to comply with any law. Master Lessor shall be solely responsible for performance of any repairs required to be performed by Master Lessor under the terms of the Master Lease. Sublessor shall, however, use Sublessor’s reasonable efforts (without requiring Sublessor to spend more than a nominal sum) to obtain Master Lessor’s performance following Sublessee’s written request. Except to the extent located within and exclusively serving the Subleased Premises, Sublessor shall repair and maintain in good condition and working order the systems to the extent serving both the Premises and the Subleased Premises in common (except for obligations of the Master Lessor under the Master Lease).

8. Assignment and Subletting: Sublessee may not assign this Sublease, sublet the Subleased Premises, transfer any interest of Sublessee therein or permit any use of the Subleased Premises by another party (collectively, “Transfer”), without the prior written consent of Sublessor and Master Lessor (to the extent required under the Master Lease); provided, however, Sublessor’s consent is not required for an assignment or subletting as described in clauses (i) through (v) of Section 14.7 of the Master Lease, with references therein to “Tenant” to mean “Sublessee”. Any Transfer shall be subject to the terms of Article 14 of the Master Lease.

9. Use: Sublessee may use the Subleased Premises only for the uses identified in Section 5.1 of the Master Lease. Sublessee shall not use, store, transport or dispose of any hazardous material in or about the Subleased Premises, except as expressly permitted by the Master Lease, as incorporated herein, and pursuant to the terms of the Master Lease, as incorporated herein, and the requirements of all applicable laws. For such purpose, references to Hazardous Materials List shall be deemed a reference to the list attached hereto as Exhibit C as the same may be updated by Sublessee from time to time as permitted in Section 5.2.3 of the Master Lease.

10. Delivery and Acceptance: Sublessor shall deliver the Subleased Premises to Subtenant upon the date that Master Lessor consents to this Sublease. By taking possession of the Subleased Premises, Sublessee conclusively shall be deemed to have accepted the Subleased Premises in their as-is, then-existing condition, without any warranty whatsoever of Sublessor with respect thereto. For the avoidance of doubt, the Subleased Premises shall be deemed delivered when Sublessor vacates the Subleased Premises and provides Sublessee keys or other means of access thereto.

11. Improvements: No alterations or improvements shall be made to the Subleased Premises, except in accordance with the Master Lease, and with the prior written consent of both Master Lessor and Sublessor.

12. Insurance: Sublessee shall obtain and keep in full force and effect, at Sublessee’s sole cost and expense, during the Term the insurance required under Section 10.3 of the Master Lease. Sublessee shall name Master Lessor and Sublessor as additional insureds under its liability insurance policy. The release and waiver of subrogation set forth in Section 10.4 of the Master Lease, as incorporated herein, shall be binding on the parties.

13. Default: Sublessee shall be in default under this Sublease upon the occurrence of any of the events set forth in Section 19.1 of the Master Lease, as incorporated herein. In the event of any default by Sublessee beyond any applicable notice and cure period, Sublessor shall have all remedies provided pursuant to Section 19.2 of the Master Lease and by applicable law, including damages that include the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the lessee proves could be reasonably avoided, and the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations).

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14. Surrender: Prior to expiration of this Sublease, Sublessee shall remove all of its trade fixtures and shall surrender the Subleased Premises to Sublessor in the condition required under Article 15 of the Master Lease, as incorporated herein. If the Subleased Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all liabilities Sublessor incurs as a result thereof, including costs incurred by Sublessor in returning the Subleased Premises to the required condition, plus interest thereon at the Interest Rate. Notwithstanding the foregoing, in no event shall Sublessee be required to remove or restore the Demising Work or any other alterations or improvements existing in the Subleased Premises as of the Commencement Date or otherwise not constructed by Sublessee or its agents, employees, contractors, invitees or licensees.

15. Broker: Sublessor and Sublessee each represents to the other that it has dealt with no real estate brokers, finders, agents or salesmen other than Jones Lang LaSalle Brokerage, Inc., representing Sublessee and Sublessor, in connection with this transaction. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder’s fees or other compensation made by any other agent, broker, salesman or finder as a consequence of such party’s actions or dealings with such agent, broker, salesman, or finder.

16. Notices: Unless at least five (5) days’ prior written notice is given in the manner set forth in this paragraph, the address of each party for all purposes connected with this Sublease shall be that address set forth below its signature at the end of this Sublease. All notices, demands or communications in connection with this Sublease shall be (a) personally delivered; or (b) properly addressed and (i) submitted to an overnight courier service, charges prepaid, or (ii) deposited in the mail (certified, return receipt requested, and postage prepaid). Notices shall be deemed delivered upon receipt, if personally delivered, one (1) business day after being submitted to an overnight courier service and three (3) business days after mailing, if mailed as set forth above. All notices given to Master Lessor under the Master Lease shall be considered received only when delivered in accordance with the Master Lease.

17. Miscellaneous: This Sublease may be executed in any number of counterparts, by each of which shall be deemed to be an original, and all of such counterparts shall constitute one document. To facilitate execution of this Sublease, the parties may execute and exchange, by electronic mail PDF, counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Sublease to physically form one document. In addition, the parties hereto consent and agree that this Sublease may be signed using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. Sublessor has not had an inspection of the Premises performed by a Certified Access Specialist as described in California Civil Code § 1938. A Certified Access Specialist (CASp) can inspect the Subleased Premises and determine whether the Subleased Premises complies with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the Subleased Premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the Subleased Premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Subleased Premises. Capitalized terms used but not defined in this Sublease shall have the meanings ascribed to such terms in the Master Lease.

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18. Other Sublease Terms:

A. Incorporation by Reference. Except as set forth below, the terms and conditions of this Sublease shall include all of the terms of the Master Lease and such terms are incorporated into this Sublease as if fully set forth herein, except that: (i) each reference in such incorporated sections to “Lease” shall be deemed a reference to “Sublease”; (ii) each reference to the “Premises” and “Lease Term” shall be deemed a reference to the “Subleased Premises” and the “Term” of this Sublease, respectively; (iii) each reference to “Landlord” and “Tenant” shall be deemed a reference to “Sublessor” and “Sublessee”, respectively, except as otherwise expressly set forth herein; (iv) each reference to “Base Rent” and “Additional Rent” shall mean the Base Rent and Additional Rent payable under this Sublease, respectively; (v) the terms “Tenant’s Share” shall mean the Tenant’s Share designated by Master Lessor under the Master Lease, adjusted to reflect that the Subleased Premises are only 49.49% of the Premises and 13.59% of the Building, subject to any adjustments of the square footage of the Premises, Subleased Premises or the Building; (vi) the number of parking spaces in Section 12 of the Summary of Basic Lease Information (as referenced in Article 23 of the Master Lease) shall be 39; (vii) with respect to work, services, repairs, restoration, insurance, indemnities, representations, warranties or the performance of any other obligation of Master Lessor under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Master Lessor as and when requested to do so by Sublessee, and to use Sublessor’s reasonable efforts (without requiring Sublessor to spend more than a nominal sum) to obtain Master Lessor’s performance; (viii) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Master Lease, except as otherwise provided herein, Sublessee shall have three (3) fewer days to perform the obligation, including, without limitation, curing any defaults (provided if Sublessor has five (5) days or fewer, such period shall be shortened by only one (1) day); (ix) with respect to any approval required to be obtained from the “Landlord” under the Master Lease, such consent must be obtained from both Master Lessor and Sublessor, and the approval of Sublessor may be withheld if Master Lessor’s consent is not obtained; (x) in any case where the “Landlord” reserves or is granted the right to manage, supervise, control, repair, alter, regulate the use of, enter or use the Premises or any areas beneath, above or adjacent thereto, perform any actions or cure any failures, such reservation or right shall be deemed to be for the benefit of both Master Lessor and Sublessor; (xi) in any case where “Tenant” is to indemnify, release or waive claims against “Landlord”, such indemnity, release or waiver shall be deemed to cover, and run from Sublessee to, both Master Lessor and Sublessor; (xii) in any case where “Tenant” is to execute and/or deliver certain documents or notices to “Landlord”, such obligation shall be deemed to run from Sublessee to both Master Lessor and Sublessor; (xiii) all payments shall be made to Sublessor; (xiv) Sublessee shall pay all consent and review fees set forth in the Master Lease to each of Master Lessor and Sublessor (with respect to a further subsubleasing of the Subleased Premises, an assignment of the Sublease by Sublessee or alterations constructed by Sublessee and other actions under the Master Lease by Sublessee as to which consent or review fees are payable); (xv) Sublessee shall not have the right to terminate this Sublease due to casualty or condemnation unless Sublessor has such right under the Master Lease; (xvi) in Section 14.3 of the Master Lease, Sublessee shall pay Sublessor the entire Transfer Premium payable to Master Lessor under the Master Lease, plus fifty percent (50%) of any remaining Transfer Premium; (xvii) Sublessor’s obligations under Section 4.3 of the Master Lease are limited to forwarding statements and refunds provided by Master Lessor, and upon Sublessee’s written request and at Sublessee’s sole cost, Sublessor shall exercise its rights under Section 4.6 of the Master Lease and, to the extent permitted under the Master Lease, shall share the results of such inspection with Sublessee; (xviii) Sublessor makes no representations regarding the measurement method or the measurement of the Premises, Building or Project, and neither Sublessor nor Sublessee shall have any right of remeasurement; (xix) any tenant rights that are expressly limited to the named Sublessor under the Master Lease are excluded from this Sublease; (xx) all references to the Tenant Work Letter and Tenant Improvements shall be deleted; and (xxi) Sublessee may use only the portion of the hazardous material control area described in Section 5.2.10 and beginning January 1, 2022, the Hazardous Materials Storage Area (on the first floor) described in Section 5.2.11(ii) consisting of its proportionate share thereof (and in connection therewith, Sublessee shall at their cost be entitled to install a fence or cage to separate Sublessee’s portion that is within the prorationate share) and shall only have the right to use one (1) General Storage Area described in Section 5.2.11(i). Under no circumstances shall rent abate under this Sublease except to the extent that rent correspondingly abates under the Master Lease as

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to the Subleased Premises. For clarification purposes, Sublessor at its sole cost shall be responsible for any Transfer Premium, if any, payable under the Master Lease for the subleasing of the Subleased Premises to Sublessee hereunder, and Sublessor shall pay all consent and review fees set forth in the Master Lease in connection with this Sublease.

Notwithstanding the foregoing, the following provisions of the Master Lease shall not be incorporated herein: Summary of Basic Lease Information (except reference to “Building”), Preamble, Sections 1.1.1 (except the last sentence), 1.1.3 (the last three sentences), 1.2 (the first sentence), 1.3 (the first sentence) and 1.5 (the last two sentences), Articles 2 and 3, Sections 4.1 (first clause of the first sentence and the second sentence only), 4.3.2 (the last sentence), 4.6, 8.1 (the second sentence), 14.4 (the reference to 60%), and 14.7, Articles 18 (the first sentence after the semicolon and the last sentence) and 20, Sections 24.8 (except Section 24.8.1 (after the first sentence), 24.8.4, 24.8.6 (other than the fourth sentence)), 24.19, 24.25, 24.28, and 24.32 (first sentence), Exhibits A, B, E and F and Rider. In addition, notwithstanding subpart (iii) above, (a) references in the following provisions to “Landlord” shall mean Master Lessor only: Sections 1.1.3, 1.2, 1.4.1, 1.5, 4.2.3, 4.2.5, 4.2.7, 4.3.4, 5.2.9, 5.3.2 (the first sentence), 6.1, 6.2(ii), 6.3 (last sentence), 6.5 (before “provided, that”), 6.8, 6.9, 7.1 (the first clause of the first sentence), 7.2 (the first two sentences) and 8.4 (the first, third and fourth instance in the penultimate sentence), Articles 11, 12, 21 (except the last sentence) and 23, Sections 24.5 (except the last two sentences), 24.14, 24.30 (except the first sentence) 24.35.2; and (b) references in the following provisions to “Landlord” shall mean Master Lessor and Sublessor: Sections 5.2.5, 5.3.5, 6.6, 9 (the last sentence), 10.3.7 and 24.7.

B. Assumption of Obligations. This Sublease is and at all times shall be subject and subordinate to the Master Lease and the rights of Master Lessor thereunder. Sublessee hereby expressly assumes and agrees: (i) to comply with all provisions of the Master Lease which are incorporated hereunder; and (ii) to perform all the obligations on the part of the “Tenant” to be performed under the terms of the Master Lease during the Term of this Sublease that are incorporated hereunder. In the event the Master Lease is terminated for any reason whatsoever, this Sublease shall terminate simultaneously with such termination (unless Master Lessor or a successor tenant agrees to permit Sublessee to continue to occupy the Subleased Premises on the terms of this Sublease for the remainder of the Term), without any liability of Sublessor to Sublessee. Notwithstanding the foregoing, Sublessor shall not, without Sublessee’s prior written consent, terminate the Master Lease (except as set forth in Paragraph 20 below or if Master Lessor or a successor tenant agrees to allow Sublessee to continue to occupy the Subleased Premises for the remaining Term on the terms of this Sublease), or amend or waive any provisions of the Master Lease or make any elections, exercise any right or remedy or give any consent or approval under the Master Lease in each case that would adversely affect Sublessee’s use or occupancy of the Subleased Premises or increase Sublessee’s liability hereunder. In the event of a conflict between the provisions of this Sublease and the Master Lease, as between Sublessor and Sublessee, the provisions of this Sublease shall control. In the event of a conflict between the express provisions of this Sublease and the provisions of the Master Lease, as incorporated herein, the express provisions of this Sublease shall prevail.

19. Conditions Precedent: This Sublease and Sublessor’s and Sublessee’s obligations hereunder are conditioned upon the written consent of Master Lessor. Unless waived by Sublessee (which waiver shall be deemed to have been made upon Sublessee’s and Sublessor’s execution of Master Lessor’s consent form), such consent shall provide that (i) Sublessee shall be permitted to use the Hazardous Materials specifically listed on the Hazardous Materials List attached hereto as Exhibit C (as the same may be updated from time to time as permitted in Section 5.2.3 of the Master Lease), (ii) the terms of Section 10.4 of the Master Lease (Mutual Waiver of Subrogation) shall also apply as between Master Lessor and Sublessee, (iii) the terms of Section 14.7 of the Master Lease shall also apply to Sublessee such that an assignment or subletting of the Subleased Premises to an Affiliate of Sublessee or in connection with any deemed Transfer due to a transfer of shares or membership interests of Sublessee under Section 14.6 of the

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Master Lease shall not be deemed a Transfer under the Master Lease so long as the conditions set forth in Section 14.7 of the Master Lease are satisfied, (iv) Sublessee shall have the signage rights described in Paragraph 21 of this Sublease, (v) Master Lessor agrees that Syncopation Life Sciences is not an “Objectionable Name”, and (vi) Master Lessor approves of the installation by Sublessee of a security system serving the Sublease Premises (including, without limitation, the option to integrate the same with the base Building access control and visitor management systems) subject to Master Lessor’s reasonable approval of the design and specifications thereof. Each party shall use commercially reasonable efforts to obtain such consent. If Sublessor fails to obtain Master Lessor’s consent within thirty (30) days after execution of this Sublease by Sublessor, then Sublessor or Sublessee may terminate this Sublease by giving the other party written notice thereof prior to the date such consent is received, and Sublessor shall return to Sublessee its payment of the first month’s Rent paid by Sublessee pursuant to Paragraph 4 hereof and the Security Deposit.

20. Termination; Recapture: Notwithstanding anything to the contrary herein, Sublessee acknowledges that, under the Master Lease, both Master Lessor and Sublessor have certain termination and recapture rights, including, without limitation, in Sections 11.2, 11.4, 12 and 14.4. Nothing herein shall prohibit Master Lessor or Sublessor from exercising any such rights and neither Master Lessor nor Sublessor shall have any liability to Sublessee as a result thereof. In the event Master Lessor or Sublessor exercise any such termination or recapture rights, this Sublease shall terminate without any liability to Master Lessor or Sublessor.

21. Parking and Signage: Sublessee shall have the right to park in thirty-nine (39) of the parking spaces in the on-site parking lot that serves the Building available to Sublessor as provided in Article 23 of the Master Lease, as incorporated herein. Sublessee shall have no right to install signage without the prior written consent of Sublessor and Master Lessor, and any such signs installed by or for Sublessee shall be removed by Sublessee at the expiration or earlier termination of this Sublease. Notwithstanding the foregoing, subject to Master Lessor’s and Sublessor’s consent as to the specifications thereof, Sublessee shall be entitled to place Building standard signage with Sublessee’s name and logo on the entry door to the Subleased Premises and in the elevator lobby, and Sublessee shall also be entitled to signage in the lobby directory of the Building consistent with other tenants in the Building. Sublessor agrees that Syncopation Life Sciences is not an “Objectionable Name”.

22. Sublessor Representations: Sublessor represents and warrants that (a) the Master Lease is in full force and effect, and there exists under the Master Lease no default beyond applicable notice and cure periods by either Sublessor, or to Sublessor’s knowledge, Master Lessor, nor, to Sublessor’s knowledge, has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default, and (b) the copy of the Master Lease attached hereto as Exhibit A is a true, correct and complete copy of the Master Lease.

23. Access: Sublessee shall have access to the Subleased Premises twenty-four (24) hours a day, seven (7) days a week to the extent Sublessor is permitted such access under the Master Lease to the Premises.

24. Security System: Sublessee shall have the right to install its own security system serving the Subleased Premises (including, without limitation, the option to integrate the same with the base Building access control and visitor management systems) subject to the approval of Sublessor and Master Lessor of the design and specifications thereof.

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25. Wall Removal: Subject to Master Lessor’s consent thereto, Sublessee shall have the right to remove the wall identified on Exhibit D to this Sublease. Sublessee shall not be required to remove or restore the same upon the expiration or earlier termination of the Sublease unless restoration of such wall is required by Master Lessor.

26. Furniture: Promptly following the Commencement Date, Sublessor shall, at Sublessor’s cost, order the following furniture and cause the same to be installed in the Subleased Premises: 36 workstations (the “Furniture”). The Furniture shall be consistent with the furniture procured by Sublessor in the remainder of the Premises. Sublessee shall pay to Sublessor as Additional Rent within thirty (30) days of invoice fifty (50%) of the cost incurred by Sublessor to purchase and install the Furniture including the cost to add electric feeds to the workstations (which electrical costs Sublessor understands to be $5,000-$10,000). Sublessee shall have the right to use during the Term following installation thereof, the Furniture at no additional cost. The Furniture is provided in its “AS IS, WHERE IS” condition, without representation or warranty whatsoever. Sublessee shall insure the Furniture under the property insurance policy required under the Master Lease, as incorporated herein, and pay all taxes with respect to the Furniture. Sublessee shall maintain the Furniture in good condition and repair, reasonable wear and tear excepted, and shall be responsible for any loss or damage to the same occurring during the Term. Sublessee shall surrender the Furniture to Sublessor upon the termination of this Sublease in the same condition as exists as of the date the Furniture is installed, reasonable wear and tear excepted. Sublessee shall not remove any of the Furniture from the Subleased Premises.

9

IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

SUBLESSOR:		SUBLESSEE:

BIGHAT BIOSCIENCES, INC., a Delaware corporation		SYNCOPATION LIFE SCIENCES, INC., a Delaware corporation

By:	/s/ Mark DePristo	By:	/s/ Abraham Bassan
Name:	Mark DePristo	Name:	Abraham Bassan
Its:	CEO	Its:	President

Address: 1900 Alameda de las Pulgas Suite 300 San Mateo, CA 94403 Attn: Business Operations		Address: 1900 Alameda de las Pulgas Suite 350 San Mateo, CA 94403 Attn: Chief Operating Officer

10

SUBLEASE EXHIBIT A

MASTER LEASE

11

GENESIS 1900 ALAMEDA

LEASE

BP3-SF6 1900 ADLP LLC,

a Delaware limited liability company,

as Landlord,

and

BIGHAT BIOSCIENCES, INC.,

a Delaware corporation,

as Tenant

GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

SUMMARY OF BASIC LEASE INFORMATION

This Summary of Basic Lease Information (“Summary”) is hereby incorporated into and made a part of the attached Lease. Each reference in the Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Lease, the terms of the Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Lease.

TERMS OF LEASE (References are to the Lease)		DESCRIPTION

1.	Date:	September 3 , 2021

2.	Landlord:	BP3-SF6 1900 ADLP LLC a Delaware limited liability company

3.	Address of Landlord (Section 24.19):

For notices to Landlord:

BP3-SF6 1900 ADLP LLC

4380 La Jolla Village Drive, Suite 230

San Diego, CA 92122

Attention: W. Neil Fox, CEO

with a copy to:

Allen Matkins Leck Gamble Mallory & Natsis LLP

600 West Broadway, 27th Floor

San Diego, CA 92101

Attention: Martin L. Togni, Esq.

For payment of Rent only:

BP3-SF6 1900 ADLP LLC

PO Box 515756

Los Angeles, CA 90051-5156

4.	Tenant:	BIGHAT BIOSCIENCES, INC. a Delaware corporation

5.	Address of Tenant (Section 24.19):

733 Industrial Road

San Carlos, California 94070

Attention: Business Operations

(Prior to Lease Commencement Date)

and

1900 Alameda de las Pulgas, Suite 300

San Mateo, CA 94403

Attention: Business Operations

(After Lease Commencement Date)

Summary P-1	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

TERMS OF LEASE (References are to the Lease)		DESCRIPTION

6.	Premises (Article 1):

	6.1 Premises:	31,117 rentable square feet of space located on the third (3rd) floor of the Building (as defined below), as depicted on Exhibit A attached hereto.

	6.2 Building:	The Premises are located in the building whose address is 1900 Alameda de las Pulgas, San Mateo, California 94403 (the “Building”).

7.	Term (Article 2):

	7.1 Lease Term:	Eight (8) years and two (2) months.

	7.2 Lease Commencement Date:	October 1, 2021.

	7.3 Lease Expiration Date:	November 30, 2029.

8.	Base Rent (Article 3):

Months of Lease Term	Annual Base Rent	Monthly Installment of Base Rent*	Monthly Rental Rate per Rentable Square Foot**
10/01/21 09/30/22***	$2,464,466.40	$205,372.20	$6.60
10/01/22 09/30/23	$2,550,722.76	$212,560.23	$6.83
10/01/23 09/30/24	$2,639,998.08	$219,999.84	$7.07
10/01/24 09/30/25	$2,732,397.96	$227,699.83	$7.32
10/01/25 09/30/26	$2,828,031.84	$235,669.32	$7.57
10/01/26 09/30/27	$2,927,013.00	$243,917.75	$7.84
10/01/27 09/30/28	$3,029,458.44	$252,454.87	$8.11
10/01/28 09/30/29	$3,135,489.48	$261,290.79	$8.40
10/01/29 11/30/29	$3,245,231.64	$270,435.97	$8.69

*

The initial monthly installment of Base Rent amount was calculated by multiplying the initial monthly Base Rent per rentable square foot amount by the number of rentable square feet of space in the Premises, and the Annual Base Rent amount was calculated by multiplying the initial monthly installment of Base Rent amount by twelve (12). In all subsequent Base Rent payment periods during the Lease Term commencing on the first (1st) day of the full calendar month that is Lease Month 13, the calculation of each monthly installment of Base Rent amount reflects an annual increase of three and one-half percent (3.5%) and each Annual Base Rent amount was calculated by multiplying the corresponding monthly installment of Base Rent amount by twelve (12).

Summary P-2	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

TERMS OF LEASE (References are to the Lease)		DESCRIPTION

** The amounts identified in the column entitled “Monthly Rental Rate per Rentable Square Foot” are rounded amounts provided for information purposes only.

*** Subject to abatement as provided in Article 3.

9.	Tenant’s Share of Operating Expenses, Tax Expenses and Utilities Costs (Section 4.2.6):	27.46% (31,117 rentable square feet within the Premises/113,284 rentable square feet within the Building).

10.	Letter of Credit (Article 20):	$540,871.94.

11.	Brokers (Section 24.25):	CBRE, Inc. representing Landlord, and Jones Lang LaSalle representing Tenant.

12.	Parking (Article 23):	Total of seventy-eight (78) unreserved parking spaces (2.5 unreserved parking spaces for every 1,000 rentable square feet of the Premises).

Summary P-3	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

EXHIBITS:

Exhibit A	Outline of Floor Plan of Premises
Exhibit A-1	Site Plan of Project
Exhibit B	Tenant Work Letter
Exhibit C	Confirmation of Lease Terms/Amendment to Lease
Exhibit D	Rules and Regulations
Exhibit E	Form of Subordination, Non-Disturbance and Attornment Agreement
Exhibit F	Form of Letter of Credit
Exhibit G	Storage Areas
Rider 1	Extension Option Rider

i	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

INDEX

Page(s)
Abated Rent	Article 3
Accountant	4.6
Additional Allowance	Exhibit B, 2.1
Affected Areas	5.2.4
Affiliate Assignee	14.7.5
Agreement	Exhibit E
Allowances	Exhibit B, 2.1
Alterations	8.1
Amortization Period	Exhibit B, 2.1
Amortization Rent	Exhibit B, 2.1
Approved Working Drawings	Exhibit B, 3.4
Architect	Exhibit B, 3.1
As Built	Exhibit B, 4.3
As Is	1.2
As-Is	Exhibit B, Section 1
Assignment of Leases	5
Bank	20.1
Bank’s Credit Rating Threshold	20.1
Bank’s Office	Exhibit F
Bankruptcy Code	19.1.6
Base, Shell and Core	Exhibit B, Section 1
Big 4	4.6
BigHat	24.8.4
Brokers	24.25
Builder’s All Risk	8.2
Business Day	Exhibit F
Calendar Year	4.2.1
CASp	1.2
CASp Reports	1.2
CC&Rs	5.1
Certified True Copy	Exhibit F
City	Exhibit B, 2.2.2.2
Comparable Buildings	2
Confirmation/Amendment	Exhibit C
Conservation Costs	4.2.3
Construction	24.30
Construction Drawings	Exhibit B, 3.1
Contract	Exhibit B, 4.2.1
Contractor	Exhibit B, 4.1.1
Coordination Fee	Exhibit B, 4.2.2.2
Corrective Action	5.2.5
Cost Pools	4.2.3
Cutoff Date	4.3.2
Declaration	5.1
Documents	5.2.3
E-9132 Appliance White	9.1

ii	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

Eligibility Period	6.8
Engineers	Exhibit B, 3.1
Environmental Law	5.2.1(a)
Environmental Permits	5.2.1(b)
Estimate	4.3.3
Estimate Statement	4.3.3
Estimated Expenses	4.3.3
Estimated Repair Completion Date	11.1
Excluded Changes	Article 21
Excluded Work	Exhibit B, 2.2.2.1
Exercise Date	3
Exercise Notice	3
Exit Survey	15.2
Expense Year	4.2.2
Extension Rider	Exhibit G
Fair Market Rental Rate	2
Final Costs	Exhibit B, 4.2.1
Final Costs Statement	Exhibit B, 4.2.1
Final Retention	Exhibit B, 2.2.2.1
Final Space Plan	Exhibit B, 3.2
Final Working Drawings	Exhibit B, 3.3
Fitness Center	1.4.1
Fitness Center Users	1.4.1
Force Majeure	24.17
General Storage Areas	5.2.11
Generator	6.9
Genesis 1900 Alameda	1.1.2
Governmental Approvals	24.8.3
Hazardous Materials	5.2.1(c)
Hazardous Materials List	5.2.3
Hazardous Materials Storage Area	5.2.11
Holidays	6.1.1
HVAC	6.1.1
Improvements	Exhibit E
Initial Space Plan	Exhibit B, 3.2
Interest Notice	3
Interest Rate	4.5
Labor Disruption	34
Land	Exhibit E
Landlord Parties	1.4.2
L-C	20.1
L-C Amount	20.1
L-C Draw Event	20.1
L-C Expiration Date	20.1
L-C FDIC Replacement Notice	20.1
Lease	Exhibit F
Lease Commencement Date	Article 2
Lease Expiration Date	Article 2
Lease Year	Article 2
Lender	Exhibit E

iii	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

Loan	Exhibit E
Monthly Rental Rate per Rentable Square Foot	26
Note	Exhibit E
Notices	24.19
OFAC	24.21
Option Rent	2
Option Rent Notice	3
Option Term	1
Original Tenant	1
Other Buildings	4.3.4
Outside Agreement Date	4
Over-Allowance Amount	Exhibit B, 4.2.1
Parking Area	1.1.2
Parking Operator	Article 23
PCBs	5.2.1(c)
Phase I	5.2.4
Phase II	5.2.4
Premises Systems	7.1
Prime Rate	4.5
Prohibited Alterations	8.1
Project	1.1.2
Property	Exhibit E
Proposition 13	4.2.5.1(ii)
Reference Rate	4.5
Release	5.2.1(d)
Rent Commencement Date	Exhibit C
Revenue Code	14.2
Review Period	4.6
Security Deposit Laws	20.5
Security Instrument	Exhibit E
Sensor Areas	24.33
Side Approach	Schedule 1, 9.1
SOV	Schedule 2
Specifications	Exhibit B, 2.2.3
Statement	4.3.2
Storage Areas	5.2.11
Subject Space	14.1
Subleasing Costs	14.3
Summary	26
Systems and Equipment	4.2.3
Tenant Improvement Allowance	Exhibit B2.1
Tenant Improvement Allowance Items	Exhibit B, 2.2.1
Tenant Improvements	Exhibit B, 2.1
Tenant Work Letter	Exhibit B
Tenant’s Agents	Exhibit B, 4.1.2
Tenant’s Parties	5.2.3
Tenant’s Signage	24.8.2
Transfer Notice	14.1
Transfer Premium	14.3
Transferee	14.1

iv	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

Water Sensors	24.33
Wi-Fi Network	8.4

v	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

LEASE

This Lease, which includes the preceding Summary and the exhibits attached hereto and incorporated herein by this reference (the Lease, the Summary and the exhibits to be known sometimes collectively hereafter as the “Lease”), dated as of the date set forth in Section 1 of the Summary, is made by and between BP3-SF6 1900 ADLP LLC, a Delaware limited liability company (“Landlord”), and BIGHAT BIOSCIENCES, INC., a Delaware corporation (“Tenant”).

ARTICLE 1

PROJECT, BUILDING AND PREMISES

1.1 Project, Building and Premises.

1.1.1 Premises. Upon and subject to the terms, covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises described in Section 6.1 of the Summary (the “Premises”), which Premises are located in the Building (as defined in Section 6.2 of the Summary) and located within the Project (as defined below). The floor plan of the Premises is attached hereto as Exhibit A. Tenant has the right, throughout the Lease Term, to use the iLab benches existing in the Premises as of the date hereof.

1.1.2 Building and Project. The Building consists of four (4) floors with a total of 113,284 rentable square feet and is part of the commercial project known as “Genesis 1900 Alameda”, located on 4.585 acres of land in the City of San Mateo. The term “Project” as used in this Lease, shall mean, collectively: (i) the Building; (ii) any outside plaza areas, walkways, driveways, courtyards, public and private streets, transportation facilitation areas and other improvements and facilities now or hereafter constructed surrounding and/or servicing the Building, which are designated from time to time by Landlord as common areas appurtenant to or servicing the Building, and any such other improvements; (iii) any additional buildings, improvements, facilities and common areas which Landlord (any common area association formed by Landlord, Landlord’s predecessor-in-interest and/or Landlord’s assignee for the Project) may add thereto from time to time within or as part of the Project; and (iv) the land upon which any of the foregoing are situated. The site plan depicting the current configuration of the Project is attached hereto as Exhibit A-1. The Building contains a parking area (“Parking Area”). Notwithstanding the foregoing or anything contained in this Lease to the contrary, (1) Landlord has no obligation to expand or otherwise make any improvements within the Project, including, without limitation, any of the outside plaza areas, walkways, driveways, courtyards, public and private streets, transportation facilitation areas and other improvements and facilities which may be depicted on Exhibit A-1 attached hereto (as the same may be modified by Landlord from time to time without notice to Tenant), other than Landlord’s obligations (if any) specifically set forth in the Tenant Work Letter attached hereto as Exhibit B, and (2) Landlord (and/or any other owners of the Project) shall have the right from time to time to include or exclude any improvements or facilities within the Project, at such party’s sole election, as more particularly set forth in Section 1.1.3 below.

1.1.3 Tenant’s and Landlord’s Rights. Tenant shall have the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators (if any), restrooms and other public or common areas located within the Building, and the non-exclusive use of those areas located on the Project that are designated by Landlord (and/or any other owners of the Project) from time to time as common areas for the Building; provided, however, that (i) Tenant’s use thereof shall be subject to (A) the provisions of any covenants, conditions and restrictions regarding the use thereof now or hereafter recorded against the Project, and (B) such reasonable, non-discriminatory rules and regulations as Landlord may make from

1	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

time to time (which shall be provided in writing to Tenant), and (ii) Tenant may not go on the roof of Building without Landlord’s prior consent (which may be withheld in Landlord’s sole and absolute (but good faith) discretion) and without otherwise being accompanied by a representative of Landlord. Landlord (and/or any other owners of the Project) reserve the right from time to time to use any of the common areas of the Project, and the roof, risers and conduits of the Building for telecommunications and/or any other purposes, and to do any of the following, so long as the same does not unreasonably interfere with Tenant’s use of or access to the Premises or Tenant’s parking rights and does not materially increase the obligations or materially decrease the rights of Tenant under this Lease: (1) make any changes, additions, improvements, repairs and/or replacements in or to the Project or any portion or elements thereof, including, without limitation, (x) changes in the location, size, shape and number of driveways, entrances, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways, public and private streets, plazas, courtyards, transportation facilitation areas and common areas, and (y) expanding or decreasing the size of the Project and any common areas and other elements thereof, including adding, deleting and/or excluding buildings thereon and therefrom; (2) close temporarily any of the common areas while engaged in making repairs, improvements or alterations to the Project; (3) retain and/or form a common area association or associations under covenants, conditions and restrictions to own, manage, operate, maintain, repair and/or replace all or any portion of the landscaping, driveways, walkways, public and private streets, plazas, courtyards, transportation facilitation areas and/or other common areas located outside of the Building and, subject to Article 4 below, include the common area assessments, fees and taxes charged by the association(s) and the cost of maintaining, managing, administering and operating the association(s), in Operating Expenses or Tax Expenses; and (4) perform such other acts and make such other changes with respect to the Project as Landlord may, in the exercise of good faith business judgment, deem to be appropriate. On or before December 31, 2021, Landlord shall install, at Landlord’s sole expense, bicycle racks for use by the Building tenants. Notwithstanding the foregoing, Tenant shall have the right to use the training room, game room, glasswash and autoclave, bike racks and patio areas with tables and benches, throughout the Lease Term. Subject to Force Majeure events and any required repairs, Landlord shall continuously maintain the training room, game room, glasswash, autoclave, bike racks and patio areas with tables and benches throughout the Lease Term.

1.2 Condition of Premises. Except as expressly set forth in this Lease and in the Tenant Work Letter, Landlord shall not be obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Premises, and Tenant shall accept the Premises in its “As Is” condition on the Lease Commencement Date; provided, however, that in the event that, in the first twelve (12) months of the Lease Term only, a repair is required for the Base, Shell and Core or the Premises (which is Tenant’s responsibility pursuant to Section 7.1 of the Lease), and if any such repair is covered by a warranty held by Landlord, then Landlord shall use commercially reasonable efforts to cause the repair of such repair items. Pursuant to Civil Code Section 1938, Landlord states that, as of the date hereof, the Premises has not undergone inspection by a Certified Access Specialist (“CASp”) to determine whether the Premises meet all applicable construction-related accessibility standards under California Civil Code Section 55.53. Tenant also acknowledges that, except as otherwise expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, or the Project or their condition, or with respect to the suitability thereof for the conduct of Tenant’s business (including, but not limited to, any zoning/conditional use permit requirements which shall be Tenant’s responsibility and Tenant’s failure to obtain any such zoning/use permits (if any are required) shall not affect Tenant’s obligations under this Lease). Subject to Landlord’s delivery obligations hereunder, the taking of possession of the Premises by Tenant shall conclusively establish that the Premises (including the Tenant Improvements therein), the Building and the Project were at such time complete and in good, sanitary and satisfactory condition and without any obligation on Landlord’s part to make any alterations, upgrades or improvements thereto. For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (CASp). In addition, the following notice is hereby provided pursuant to Section 1938(e) of the California Civil Code:

2	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

“A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.”

In furtherance of and in connection with such notice: (i) Tenant, having read such notice and understanding Tenant’s right to request and obtain a CASp inspection and with advice of counsel, hereby elects not to obtain such CASp inspection and waives its rights to obtain a CASp inspection with respect to the Premises, Building and/or Project to the extent permitted by applicable laws now or hereafter in effect; and (ii) if the waiver set forth in clause (i) hereinabove is not enforceable pursuant to applicable laws, then Landlord and Tenant hereby agree as follows (which constitute the mutual agreement of the parties as to the matters described in the last sentence of the foregoing notice): (A) Tenant shall have the one-time right to request for and obtain a CASp inspection, which request must be made, if at all, in a written notice delivered by Tenant to Landlord on or before that date which is ten (10) days after the date hereof; (B) any CASp inspection timely requested by Tenant shall be conducted (1) between the hours of 9:00 a.m. and 5:00 p.m. on any business day, (2) only after ten (10) days’ prior written notice to Landlord of the date of such CASp inspection, (3) in a professional manner by a CASp designated by Landlord and without any testing that would damage the Premises, Building or Project in any way, and (4) at Tenant’s sole cost and expense, including, without limitation, Tenant’s payment of the fee for such CASp inspection, the fee for any reports prepared by the CASp in connection with such CASp inspection (collectively, the “CASp Reports”) and all other costs and expenses in connection therewith; (C) Tenant shall deliver a copy of any CASp Reports to Landlord within three (3) business days after Tenant’s receipt thereof; (D) Tenant, at its sole cost and expense, shall be responsible for making any legally required improvements, alterations, modifications and/or repairs to or within the Premises to correct violations of construction-related accessibility standards including, without limitation, any violations disclosed by such CASp inspection ordered by Tenant; and (E) if such CASp inspection ordered by Tenant identifies any improvements, alterations, modifications and/or repairs necessary to correct violations of construction-related accessibility standards relating to those items of the Building and Project located outside the Premises that are Landlord’s obligation to repair under the Lease (as amended hereby), then Landlord shall perform such improvements, alterations, modifications and/or repairs as and to the extent required by applicable laws to correct such violations, and Tenant shall reimburse Landlord for the cost of such improvements, alterations, modifications and/or repairs within ten (10) business days after Tenant’s receipt of an invoice therefor from Landlord.

1.3 Rentable Square Feet. The rentable square feet of the Premises is approximately as set forth in Section 6.1 of the Summary. Such square footage figure shall be binding on Landlord and Tenant for the entire Lease Term absent a casualty or condemnation that affects the actual size of the Premises or an actual change in the size of the Building or the Project. In any such event, the rentable square feet of the Premises and the Building shall be calculated by Landlord using a commercially reasonable measurement method that is substantially consistent with then industry custom and practice.

3	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

1.4 Fitness Center.

1.4.1 Fitness Center. Provided Tenant’s employees execute landlord’s standard waiver of liability form, during the term of this Lease Tenant’s employees (the “Fitness Center Users”) shall be entitled to use the fitness center (the “Fitness Center”) in the Building at no additional charge. The use of the Fitness Center shall be subject to the rules and regulations (including rules regarding hours of use) established from time to time by landlord for the Fitness Center. Landlord and Tenant acknowledge that the use of the Fitness Center by the Fitness Center Users shall be at their own risk and that for purposes of Section 10.1, the use of the Fitness Center by Tenant’s employees shall constitute a use of the Project by Tenant. The costs of operating, maintaining and repairing the Fitness Center may be included in Operating Expenses. Landlord shall continuously maintain the Fitness Center (or any other fitness facility) throughout the term of this Lease except in the event of Force Majeure events, Landlord’s repairs/alterations and/or Landlord’s relocating of the same within the Project.

1.4.2 Release. Subject to the foregoing, Tenant hereby unconditionally releases Landlord and its property manager and their respective officers, directors, employees, representatives and agents (collectively, “Landlord Parties”), from all fines, suits, losses, liabilities, expenses, claims, costs (including attorneys’ fees and court costs) demands, actions, or causes of actions, of any kind without regard to the cause or causes thereof, or the negligence of one or more of the Landlord Parties, for damage to property, or injury or death to any person arising from, growing out of, or in any way related to the use of the Fitness Center by Tenant, its officers, directors, shareholders, partners, members, managers, employees, agents, invitees, visitors, licensees and customers, in addition, Tenant waives any claims it may have against the Landlord Parties arising out of or related to loss (by theft or otherwise) or damage to any property brought to the Fitness Center by Tenant or its officers, directors, shareholders, partners, members, managers, employees, agents, invitees, visitors, licensees and customers. Tenant expressly waives all rights under the provisions of Section 1542 of the California Civil Code, Section 1542 of the California Civil Code provides that “A general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release which, if known by him, must have materially affected his settlement with the debtor.”

1.5 Charging Stations. In the event Landlord, after the date hereof, elects to install electric vehicle charging stations for use in common for all tenants of the Building, then Tenant shall not be responsible to pay for Tenant’s Share of any capital costs associated with the same but Tenant shall pay Tenant’s Share of the cost to operate, maintain and repair the same as part of Operating Expenses. Tenant shall have the right to use any such Landlord installed charging stations. Tenant shall have the right, at Tenant’s sole cost and expense, subject to all of the terms and conditions of Article 8, to install up to three (3) electric vehicle charging stations in the Parking Area in a location to be mutually approved by Landlord and Tenant. Tenant’s parking spaces shall be reduced by the parking spaces utilized for such electric vehicle charging stations.

4	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

ARTICLE 2

LEASE TERM

The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent and Tenant’s obligations under Articles 7 and 21 and Section 10.1 (or any other performance obligations that tenants typically perform only after the Lease Commencement Date). The term of this Lease (the “Lease Term”) shall be as set forth in Section 7.1 of the Summary and shall commence on the date (the “Lease Commencement Date”) set forth in Section 7.2 of the Summary (subject, however, to the terms of the Tenant Work Letter), and shall terminate on the date (the “Lease Expiration Date”) set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term “Lease Year” shall mean each consecutive twelve (12) month period during the Lease Term, provided that the last Lease Year shall end on the Lease Expiration Date. If the Lease Commencement Date is a date which is other than the date set forth in Section 7.2(i) of the Summary, then, following the Lease Commencement Date, Landlord shall deliver to Tenant an amendment in the form as set forth in Exhibit C, attached hereto, setting forth, among other things, the Lease Commencement Date and the Lease Expiration Date, which amendment Tenant shall execute and return to Landlord within ten (10) business days after Tenant’s receipt thereof. If Tenant fails to execute and return the amendment within such 10-business day period, Tenant shall be deemed to have approved and confirmed the dates set forth therein, provided that such deemed approval shall not relieve Tenant of its obligation to execute and return the amendment (and such failure shall constitute a default by Tenant hereunder (after the expiration of all applicable notice and cure periods)).

ARTICLE 3

BASE RENT

Tenant shall pay, without notice or demand, by ACH or to Landlord at the address set forth in Section 3 of the Summary, or at such other place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent (“Base Rent”) as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction whatsoever. Concurrently with Tenant’s execution of this Lease, Tenant shall deliver to Landlord an amount equal to $255,470.57, which amount shall be comprised of the following: (i) the Base Rent payable by Tenant for the Premises for the third (3rd) full month of the Lease Term (i.e., $205,372.20); and (ii) the Estimated Expenses (as defined below) payable by Tenant for the Premises for the first (1st) full month of the Lease Term (i.e., $50,098.37). If any rental payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month’s rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

Notwithstanding anything to the contrary contained herein and so long as Tenant is not then in default under this Lease (beyond the expiration of all applicable notice and cure periods), Landlord hereby agrees to abate Tenant’s obligation to pay one hundred percent (100%) of Tenant’s monthly Base Rent during the period which is the first (1st) and second (2nd) full calendar months of the initial Lease Term (the “Abated Rent”). During such abatement period, Tenant shall still be responsible for the payment of all of its other monetary obligations under this Lease. In the event of a default by Tenant under the terms of this Lease that results in early termination pursuant to the provisions of Article 19 of this Lease, then as part of the recovery set forth in Article 19 of this Lease, Landlord shall be entitled to the recovery of the unamortized portion of the Abated Rent that was abated under the provisions of this Article 3.

5	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

ARTICLE 4

ADDITIONAL RENT

4.1 Additional Rent. In addition to paying the Base Rent specified in Article 3 above, Tenant shall pay as additional rent the sum of the following: (i) Tenant’s Share (as such term is defined below) of the annual Operating Expenses allocated to the Building (pursuant to Section 4.3.4 below); plus (ii) Tenant’s Share of the annual Tax Expenses allocated to the Building (pursuant to Section 4.3.4 below); plus (iii) Tenant’s Share of the annual Utilities Costs allocated to the Building (pursuant to Section 4.3.4 below). Landlord currently estimates that such amounts will be $1.61 per rentable square foot per month in 2021, excluding utilities to the Premises; provided, however, that such estimate shall not be binding on Landlord whatsoever (nor affect Tenant’s obligations under this Lease) in the event that the actual amounts are in excess of such estimate. Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease (including, without limitation, pursuant to Article 6), shall be hereinafter collectively referred to as the “Additional Rent.” The Base Rent and Additional Rent are herein collectively referred to as the “Rent.” All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

4.2 Definitions. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

4.2.1 “Calendar Year” shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

4.2.2 “Expense Year” shall mean each Calendar Year.

4.2.3 “Operating Expenses” shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, restoration or operation of the Project, including, without limitation, any amounts paid for: (i) the cost of operating, maintaining, repairing, renovating and managing the utility systems, lab systems, central plant, mechanical systems, sanitary and storm drainage systems, any elevator systems (if applicable) and all other “Systems and Equipment” (as defined in Section 4.2.4 of this Lease), and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections, and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with implementation and operation (by Landlord or any common area association(s) formed for the Project) of any transportation system management program or similar program; (iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgagees of any mortgage or the lessor of any ground lease affecting the Project; (iv) the cost of landscaping, relamping, supplies, tools, equipment and materials, and all fees, charges and other costs (including consulting fees, legal fees and accounting fees) incurred in connection with the management, operation, repair and maintenance of the Project; (v) any equipment rental agreements or management agreements (including the cost of any management fee (to be equal to three percent (3%) of Tenant’s then annual Base Rent) but excluding the rental of any office space provided thereunder); (vi) costs of operating amenities in the Project and the wages, salaries and other compensation and benefits of all persons to the extent they are engaged in the operation, management, maintenance or security of the Project, and employer’s Social Security taxes, unemployment taxes or insurance, and any

6	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

other taxes which may be levied on such wages, salaries, compensation and benefits; (vii) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent), or instrument pertaining to the sharing of costs by the Project (including but not limited to, the REA described in Article 5 hereof); (viii) the cost of janitorial service, trash removal (provided, however, Operating Expenses shall not include the cost of janitorial services and trash removal services provided to the Premises or the premises of other tenants of the Building and/or the Project or the cost of replacing light bulbs, lamps, starters and ballasts for lighting fixtures in the Premises and the premises of other tenants in the Building and/or the Project to the extent such services are directly provided and paid for by Tenant pursuant to Section 6.6 below), alarm and security service, if any, window cleaning, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (ix) amortization (including interest on the unamortized cost) over the useful life of the item of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project; (x) the cost of any capital improvements or other costs (I) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Project or which are otherwise permitted hereunder, (II) made to the Project or any portion thereof after the Lease Commencement Date that are required under any governmental law or regulation, or (III) which are Conservation Costs (as defined below) and/or which are reasonably determined by Landlord to be in the best interests of the Project; provided, however, that if any such cost described in (I), (II) or (III) above, is a capital expenditure, such cost shall be amortized (including interest on the unamortized cost) over the useful life of the item as Landlord shall reasonably determine; and (xi) the costs and expenses of complying with, or participating in, conservation, recycling, sustainability, energy efficiency, waste reduction or other programs or practices implemented or enacted from time to time at the Building and/or Project, including, without limitation, in connection with any LEED (Leadership in Energy and Environmental Design) rating or compliance system or program, including that currently coordinated through the U.S. Green Building Council or Energy Star rating and/or compliance system or program (collectively, “Conservation Costs”). If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If any of (x) the Building and (y) any additional buildings are added to the Project pursuant to Section 1.1.3 above (but only during the period of time after such additional buildings have been fully constructed and ready for occupancy and are included by Landlord within the Project) are less than ninety-five percent (95%) occupied during all or a portion of any Expense Year, Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building and such additional buildings (if any) been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year, or applicable portion thereof.

Subject to the provisions of Section 4.3.4 below, Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses (and/or Tax Expenses and Utilities Costs) between the Building and among different tenants of the Project and/or among the Other Buildings (as defined in Section 4.3.4 below, if any), as and when such different buildings are constructed and added to (and/or excluded from) the Project or otherwise (the “Cost Pools”). Such Cost Pools may also include an allocation of certain Operating Expenses (and/or Tax Expenses and Utilities Costs) within or under covenants, conditions and restrictions affecting the Project. In addition, subject to the provisions of Section 4.3.4 below, Landlord shall have the right from time to time, in its reasonable discretion, to include future buildings in the Project for purposes of determining Operating Expenses, Tax Expenses and Utilities Costs and/or the provision of various services and amenities thereto, including allocation of Operating Expenses, Tax Expenses and Utilities Costs in any such Cost Pools.

7	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

Notwithstanding the foregoing, Operating Expenses shall not, however, include: (A) costs of leasing commissions, attorneys’ fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Project; (B) costs (including permit, license and inspection costs) incurred in renovating or otherwise improving, decorating or redecorating rentable space for other tenants or vacant rentable space; (C) costs incurred due to the violation by Landlord of the terms and conditions of any lease of space in the Project; (D) costs of overhead or profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in or in connection with the Project to the extent the same exceeds the costs of overhead and profit increment included in the costs of such services which could be obtained from third parties on a competitive basis; (E) costs of interest on debt or amortization on any mortgages, and rent payable under any ground lease of the Project; (F) Utilities Costs; (G) Tax Expenses; (H) costs occasioned by casualties or condemnation; (I) costs to correct violation of law applicable to the Premises or the Project on the Lease Commencement Date: (J) costs incurred in connection with the presence of any Hazardous Materials, except to the extent caused by the release or emission of the Hazardous Material in question by Tenant or any of Tenant’s Parties; (K) expense reserves; (L) costs which could properly be capitalized under generally accepted accounting principles, except as specifically provided in 4.2.3(x), above, and only to the extent amortized over the useful life of the capital item in question; (M) costs for services not provided to Tenant under this Lease or are of a nature that are paid directly by Tenant; (N) profit by Landlord for managing or administering the Project except as set forth in Section 4.2.3(v) above; and (O) any costs related to construction of any other buildings or completion of the work described in Sections 1.1.3 or 24.30 or Exhibit B.

4.2.4 “Systems and Equipment” shall mean any plant (including any central plant), machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, lab, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Building and/or any other building in the Project in whole or in part.

4.2.5 “Tax Expenses” shall mean all federal, state, county, or local governmental or municipal taxes, fees, assessments, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit assessments, fees and taxes, child care subsidies, fees and/or assessments, job training subsidies, fees and/or assessments, open space fees and/or assessments, housing subsidies and/or housing fund fees or assessments, public art fees and/or assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project), which Landlord shall pay during any Expense Year because of or in connection with the ownership, leasing and operation of the Project or Landlord’s interest therein. For purposes of this Lease, Tax Expenses shall be calculated as if (i) the tenant improvements in the Building and any additional buildings added to the Project pursuant to Section 1.1.3 above (but only during the period of time that such additional buildings are included by Landlord within the Project) were fully constructed, and (ii) the Project, the Building and such additional buildings (if any) and all tenant improvements therein were fully assessed for real estate tax purposes.

8	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

4.2.5.1 Tax Expenses shall include, without limitation:

(i) Any tax on Landlord’s rent, right to rent or other income from the Project or as against Landlord’s business of leasing any of the Project;

(ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

(iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

(iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

(v) Any reasonable expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses.

4.2.5.2 Notwithstanding anything to the contrary contained in this Section 4.2.5, there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, documentary transfer taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state net income taxes, and other taxes to the extent applicable to Landlord’s net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, (iii) any items paid by Tenant under Section 4.4 below, and (iv) any assessments in excess of the amount which would be payable if such assessments were paid in installments over the longest permitted term but only to the extent the payment of such assessments is allowed under applicable laws to be paid in installments without any additional costs other than normal interest.

4.2.6 “Tenant’s Share” shall mean the percentage set forth in Section 9 of the Summary. Tenant’s Share was calculated by dividing the number of rentable square feet of the Premises by the total rentable square feet in the Building (as set forth in Section 9 of the Summary), and stating such amount as a percentage. Subject to the terms of Section 9 of the Summary and Section 1.3 above, Tenant’s Share shall be binding on the parties for the entire Term. If Tenant’s Share is adjusted pursuant to Section 1.3 above then, as to the Expense Year in which such adjustment occurs, Tenant’s Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant’s Share was in effect.

4.2.7 “Utilities Costs” shall mean all actual charges for utilities for the Building and the Project (including utilities for the additional buildings, if any, added to the Project during the period of time the same are included by Landlord within the Project) which Landlord shall pay during any Expense Year, including, but not limited to, the costs of water, sewer, gas and electricity, and the costs of HVAC and other utilities, including any lab utilities and central plant utilities (but excluding those charges for

9	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

which tenants directly reimburse Landlord or otherwise pay directly to the utility company) as well as related fees, assessments, measurement meters and devices and surcharges. Utilities Costs shall be calculated assuming the Building (and, during the period of time when such buildings are included by Landlord within the Project and any additional buildings, if any, added to the Project) are at least ninety-five percent (95%) occupied. If, during all or any part of any Expense Year, Landlord shall not provide any utilities (the cost of which, if provided by Landlord, would be included in Utilities Costs) to a tenant (including Tenant) who has undertaken to provide the same instead of Landlord, Utilities Costs shall be deemed to be increased by an amount equal to the additional Utilities Costs which would reasonably have been incurred during such period by Landlord if Landlord had at its own expense provided such utilities to such tenant. Utilities Costs shall include any costs of utilities which are allocated to the Project under any declaration, restrictive covenant, or other instrument pertaining to the sharing of costs by the Project or any portion thereof, including any covenants, conditions or restrictions now or hereafter recorded against or affecting the Project. Notwithstanding the foregoing, Utilities Costs shall not include: (A) any costs that would be considered a capital expenditure (with such costs treated, instead, as Operating Expenses, as allowed under Section 4.2.3 above), (B) any connection fees, tap-in fees, or other fees for service to the Project not in existence as of the Lease Commencement Date or (C) costs for services or utilities not provided to Tenant under this Lease or of a nature that are paid directly by Tenant.

4.3 Calculation and Payment of Additional Rent.

4.3.1 Payment of Operating Expenses, Tax Expenses and Utilities Costs. For each Expense Year ending or commencing within the Lease Term, Tenant shall pay to Landlord, as Additional Rent, the following, which payment shall be made in the manner set forth in Section 4.3.2 below: (i) Tenant’s Share of Operating Expenses allocated to the Building pursuant to Section 4.3.4 below; plus (ii) Tenant’s Share of Tax Expenses allocated to the Building pursuant to Section 4.3.4 below; plus (iii) Tenant’s Share of Utilities Costs allocated to the Building pursuant to Section 4.3.4 below.

4.3.2 Statement of Actual Operating Expenses, Tax Expenses and Utilities Costs and Payment by Tenant. Landlord shall endeavor to give to Tenant on or before the first (1st) day of June following the end of each Expense Year, a statement (the “Statement”) which shall state the Operating Expenses, Tax Expenses and Utilities Costs incurred or accrued for such preceding Expense Year that are allocated to the Building pursuant to Section 4.3.4 below, and which shall indicate therein Tenant’s Share thereof. Within thirty (30) days after Tenant’s receipt of the Statement for each Expense Year ending during the Lease Term, Tenant shall pay to Landlord the full amount of the Tenant’s Share of Operating Expenses, Tax Expenses and Utilities Costs for such Expense Year, less the amounts, if any, paid during such Expense Year as the Estimated Expenses as defined in and pursuant to Section 4.3.3 below. If any Statement reflects that Tenant has overpaid Tenant’s Share of Operating Expenses and/or Tenant’s Share of Tax Expenses and/or Tenant’s Share of Utilities Costs for such Expense Year, then Landlord shall, at Landlord’s option, either (i) remit such overpayment to Tenant within thirty (30) days after such applicable Statement is delivered to Tenant, or (ii) credit such overpayment toward the Rent next due and payable by Tenant under this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article 4; provided, however, Tenant shall not be required to pay for any Operating Expenses, Tax Expenses or Utilities Costs until thirty (30) days after receipt of such Statement as provided in the second sentence of this Section 4.3.2 (and Estimated Expenses as provided in Section 4.3.3). Even though the Lease Term has expired and Tenant has vacated the Premises, if the Statement for the Expense Year in which this Lease terminates reflects that Tenant has overpaid and/or underpaid Tenant’s Share of the Operating Expenses and/or Tenant’s Share of Tax Expenses and/or Tenant’s Share of Utilities Costs for such Expense Year, then within thirty (30) days after Landlord’s delivery of such Statement to Tenant, Landlord shall refund to Tenant any such overpayment, or Tenant shall pay to Landlord any such underpayment, as the case may be. Tenant’s failure to object any Statement

10	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

within six (6) months after Tenant’s receipt thereof shall constitute Tenant’s irrevocable waiver to object to the same. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term. Notwithstanding the foregoing to the contrary, Tenant shall not be responsible for Tenant’s Share of any Operating Expenses, Utilities Costs or Tax Expenses attributable to any calendar year which was first billed to Tenant more than twenty-four (24) months after the date (the “Cutoff Date”) which is the earlier of (i) the expiration of the applicable calendar year or (i) the Lease Expiration Date, except that Tenant shall be responsible for Tenant’s Share of any Operating Expenses, Utilities Costs and Tax Expenses levied by any governmental authority or by any public utility company at any time following the applicable Cutoff Date which are attributable to any calendar year occurring prior to such Cutoff Date, so long as Landlord delivers to tenant a bill and supplemental statement for such amounts within ninety (90) days following Landlord’s receipt of the applicable bill therefor.

4.3.3 Statement of Estimated Operating Expenses, Tax Expenses and Utilities Costs. Landlord shall endeavor to give Tenant a yearly expense estimate statement (the “Estimate Statement”) which shall set forth Landlord’s reasonable estimate (the “Estimate”) of the total amount of Tenant’s Share of the Operating Expenses, Tax Expenses and Utilities Costs allocated to the Building pursuant to Section 4.3.4 below for the then-current Expense Year shall be, and which shall indicate therein Tenant’s Share thereof (the “Estimated Expenses”). The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Expenses under this Article 4. Following Landlord’s delivery of the Estimate Statement for the then-current Expense Year, Tenant shall pay, within thirty (30) days thereafter, a fraction of the Estimated Expenses for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant.

4.3.4 Allocation of Operating Expenses, Tax Expenses and Utilities Costs to Building. The parties acknowledge that the Building is part of a multi-building commercial project consisting of the Building, and such other buildings as Landlord may elect to construct and include as part of the Project from time to time (any such other buildings are sometimes referred to herein, collectively, as the “Other Buildings”), and that certain of the costs and expenses incurred in connection with the Project (i.e. the Operating Expenses, Tax Expenses and Utilities Costs) shall be shared among the Building and/or such Other Buildings (if any), while certain other costs and expenses which are solely attributable to the Building and such Other Buildings, as applicable, shall be allocated directly to the Building and the Other Buildings, respectively. Accordingly, as set forth in Sections 4.1 and 4.2 above, Operating Expenses, Tax Expenses and Utilities Costs are determined annually for the Project as a whole, and a portion of the Operating Expenses, Tax Expenses and Utilities Costs, which portion shall be determined by Landlord on an equitable basis, shall be allocated to the Building (as opposed to the tenants of the Other Buildings), and such portion so allocated shall be the amount of Operating Expenses, Tax Expenses and Utilities Costs payable with respect to the Building upon which Tenant’s Share shall be calculated. Such portion of the Operating Expenses, Tax Expenses and Utilities Costs allocated to the Building shall include all Operating Expenses, Tax Expenses and Utilities Costs which are attributable solely to the Building, and an equitable portion of the Operating Expenses, Tax Expenses and Utilities Costs attributable to the Project as a whole and shall not include Operating Expenses, Tax Expenses or Utilities Costs related solely to Other Buildings. As an example of such allocation with respect to Tax Expenses and Utilities Costs, it is anticipated that Landlord (and/or any other owners of the Project) may receive separate tax bills which separately assess the improvements component of Tax Expenses for each building in the Project and/or Landlord may receive separate utilities bills from the utilities companies identifying the Utilities Costs for certain of the utilities

11	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

costs directly incurred by each such building (as measured by separate meters installed for each such building), and such separately assessed Tax Expenses and separately metered Utilities Costs shall be calculated for and allocated separately to each such applicable building. In addition, in the event Landlord (and/or any other owners of the Project) elect to subdivide certain common area portions of the Project such as landscaping, public and private streets, driveways, walkways, courtyards, plazas, transportation facilitation areas and/or accessways into a separate parcel or parcels of land (and/or separately convey all or any of such parcels to a common area association to own, operate and/or maintain same), the Operating Expenses, Tax Expenses and Utilities Costs for such common area parcels of land may be aggregated and then reasonably allocated by Landlord to the Building and such Other Buildings on an equitable basis as Landlord (and/or any applicable covenants, conditions and restrictions for any such common area association) shall provide from time to time.

4.4 Taxes and Other Charges for Which Tenant Is Directly Responsible. Tenant shall reimburse Landlord upon demand for all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

4.4.1 said taxes are measured by or reasonably attributable to the cost or value of Tenant’s equipment, furniture, fixtures and other personal property located in the Premises;

4.4.2 said taxes are assessed upon or due to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project; or

4.4.3 said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

4.5 Late Charges. If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee within five (5) days of the due date therefor, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount due plus any reasonable attorneys’ fees incurred by Landlord by reason of Tenant’s failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord’s other rights and remedies hereunder, at law and/or in equity and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid by the date that they are due shall thereafter bear interest until paid at a rate (the “Interest Rate”) equal to the lesser of (i) the “Prime Rate” or “Reference Rate” announced from time to time by the Bank of America (or such reasonable comparable national banking institution as selected by Landlord in the event Bank of America ceases to exist or publish a Prime Rate or Reference Rate), plus four percent (4%), or (ii) the highest rate permitted by applicable law. Notwithstanding the foregoing, before assessing a late charge or interest the first time in any one (1) year period, Landlord shall provide Tenant written notice of the delinquency, and shall waive such late charge if Tenant pays such delinquency within five (5) days thereafter.

4.6 Audit Rights. Tenant shall have the right, at Tenant’s cost, after reasonable notice to Landlord, to have Tenant’s authorized employees or agents inspect, at Landlord’s main corporate office during normal business hours, Landlord’s books, records and supporting documents concerning the Operating Expenses, Tax Expenses and Utilities Costs set forth in any Statement delivered by Landlord to Tenant for a particular Expense Year pursuant to Section 4.3.2 above; provided, however, Tenant shall have no right to conduct such inspection or object to or otherwise dispute the amount of the Operating Expenses,

12	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

Tax Expenses and Utilities Costs set forth in any such Statement, unless Tenant notifies Landlord of such inspection objection and dispute, completes such inspection within six (6) months immediately following Landlord’s delivery of a Statement (the “Review Period”); provided, further, that notwithstanding any such timely inspection, objection, dispute, and/or audit, and as a condition precedent to Tenant exercise of its right of inspection, objection, dispute, and/or audit as set forth in this Section 4.6, Tenant shall not be permitted to withhold payment of, and Tenant shall timely pay to Landlord, the full amounts as required by the provisions of this Article 4 in accordance with such Statement. However, such payment may be made under protest pending the outcome of any audit. In connection with any such inspection by Tenant, Landlord and Tenant shall reasonably cooperate with each other so that such inspection can be performed pursuant to a mutually acceptable schedule, in an expeditious manner and without undue interference with Landlord’s operation and management of the Project. If after such inspection and/or request for documentation, Tenant disputes the amount of the Operating Expenses, Tax Expenses and Utilities Costs set forth in the Statement, Tenant shall have the right, but not the obligation, within the Review Period, to cause an independent certified public accountant which is not paid on a contingency basis and which is mutually approved by Landlord and Tenant (the “Accountant”) to complete an audit of Landlord’s books and records to determine the proper amount of the Operating Expenses, Tax Expenses and Utilities Costs incurred and amounts payable by Tenant for the Expense Year which is the subject of such Statement. Such audit by the Accountant shall be final and binding upon Landlord and Tenant. If Landlord and Tenant cannot mutually agree as to the identity of the Accountant within thirty (30) days after Tenant notifies Landlord that Tenant desires an audit to be performed, then the Accountant shall be one of the “Big 4” accounting firms selected by Landlord, which is not paid on a contingency basis and is not, and has not been, otherwise employed or retained by Landlord. If such audit reveals that Landlord has over-charged Tenant, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord shall reimburse to Tenant the amount of such over-charge. If the audit reveals that the Tenant was under-charged, then within thirty (30) days after the results of such audit are made available to Tenant, Tenant shall reimburse to Landlord the amount of such under-charge. Tenant agrees to pay the cost of such audit unless it is subsequently determined that Landlord’s original Statement which was the subject of such audit was in error to Tenant’s disadvantage by five percent (5%) or more of the total Operating Expenses, Tax Expenses and Utilities Costs which was the subject of the audit (in which case Landlord shall pay the cost of such audit). The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning the correctness of any Statement provided by Landlord at any time during the Review Period, but the failure of Tenant to object thereto, conduct and complete its inspection and have the Accountant conduct and complete the audit as described above prior to the expiration of the Review Period shall be conclusively deemed Tenant’s approval of the Statement in question and the amount of Operating Expenses, Tax Expenses and Utilities Costs shown thereon, subject to Tenant’s right to review Statements for the prior twelve (12) months. In connection with any inspection and/or audit conducted by Tenant pursuant to this Section 4.6, Tenant agrees to keep, and to cause all of Tenant’s employees and consultants and the Accountant to keep, all of Landlord’s books and records and the audit, and all information pertaining thereto and the results thereof, strictly confidential, and in connection therewith, Tenant shall cause such employees, consultants and the Accountant to execute such reasonable confidentiality agreements as Landlord may require prior to conducting any such inspections and/or audits.

13	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

ARTICLE 5

USE OF PREMISES; HAZARDOUS MATERIALS; ODORS AND EXHAUST

5.1 Use. Tenant shall use the Premises solely for general office, laboratory, research and development, manufacturing, all other life science uses and all other legally-permitted uses associated with Tenant’s business to the extent consistent with the current zoning for the Premises, all applicable laws and the first-class nature of the Project as a first-class biotechnology project, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever without Landlord’s consent. Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of Exhibit D, attached hereto, or in violation of the laws of the United States of America, the state in which the Project is located, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project. Tenant shall comply with the Rules and Regulations and all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, now or hereafter affecting the Project, including but not limited to, that certain Declaration of Covenants, Conditions and Restrictions (as amended, modified or supplemented from time to time, the “Declaration”), dated June 6, 1984, by California Casualty Management Company, a California corporation, which was recorded as document #84061165 in the official records of San Mateo County, California, and the Parcel 1 and Parcel 2 Owners; as amended by that certain Amendment to Declaration of Covenants, Conditions and Restrictions dated and recorded on January 16, 2020 as Instrument 2020-004242 (collectively, the existing “CC&Rs”), as the same may be amended, amended and restated, supplemented or otherwise modified from time to time; provided that any such amendments, restatements, supplements or modifications do not materially modify Tenant’s rights or obligations hereunder.

5.2 Hazardous Materials.

5.2.1 Definitions: As used in this Lease, the following terms have the following meanings:

(a) “Environmental Law” means any past, present or future federal, state or local statutory or common law, or any regulation, ordinance, code, plan, order, permit, grant, franchise, concession, restriction or agreement issued, entered, promulgated or approved thereunder, relating to (a) the environment, human health or safety, including, without limitation, emissions, discharges, releases or threatened releases of Hazardous Materials (as defined below) into the environment (including, without limitation, air, surface water, groundwater or land), or (b) the manufacture, generation, refining, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport, arranging for transport, or handling of Hazardous Materials.

(b) “Environmental Permits” mean collectively, any and all permits, consents, licenses, approvals and registrations of any nature at any time required pursuant to, or in order to comply with, any Environmental Law including, but not limited to, any Spill Control Countermeasure Plan and any Hazardous Materials Management Plan.

(c) “Hazardous Materials” shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated or regulated under any Environmental Law, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls (“PCBs”), freon and other chlorofluorocarbons, “biohazardous waste,” “medical waste,” “infectious agent”, “mixed waste” or other waste under California Health and Safety Code §§ 117600 et, seq.

(d) “Release” shall mean with respect to any Hazardous Materials, any release, deposit, discharge, emission, leaking, pumping, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials in violation of Environmental Law or this Lease.

14	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

5.2.2 Tenant’s Obligations Environmental Permits. Tenant will (i) obtain and maintain in full force and effect all Environmental Permits that may be required from time to time under any Environmental Laws applicable to Tenant or Tenant’s use of Hazardous Materials in the Premises and (ii) be and remain in compliance with all terms and conditions of all such Environmental Permits and with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in all Environmental Laws applicable to Tenant or the Premises.

5.2.3 Tenant’s Obligations Hazardous Materials. Except as expressly permitted herein (including with respect to Hazardous Materials on the Hazardous Materials List, as to which no consent is required), Tenant agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, or any other portion of the Property by Tenant, its agents, employees, subtenants, assignees, licensees, contractors or invitees (collectively, “Tenant’s Parties”), without the prior written consent of Landlord, which consent must be provided or withheld within seven (7) days of Tenant’s request and which Landlord may withhold in its reasonable discretion. Landlord acknowledges that it is not the intent of this Section 5.2 to prohibit Tenant from operating its business for the uses permitted hereunder, and Landlord hereby consents to Tenant’s storage, use, generation or release in compliance with applicable Environmental Laws of those Hazardous Materials that are on the Landlord approved Hazardous Materials List or reasonably required for Tenant’s business. Tenant may operate its business according to the custom of Tenant’s industry so long as the use or presence of Hazardous Materials is strictly and properly monitored in accordance with applicable Environmental Laws. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Lease Commencement Date a list identifying each type of Hazardous Material to be present at the Premises and setting forth any and all governmental approvals or permits required in connection with the presence of such Hazardous Material at the Premises (the “Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List on or prior to each annual anniversary of the Lease Commencement Date. Tenant shall deliver to Landlord true and correct copies of the following documents (hereinafter referred to as the “Documents”) relating to the handling, storage, disposal and emission of Hazardous Materials prior to the Lease Commencement Date or, if unavailable at that time, concurrently with the receipt from or submission to any Governmental Authority: permits; approvals; reports and correspondence; storage and management plans; notices of violations of applicable Environmental Laws; plans relating to the installation of any storage tanks to be installed in, on, under or about the Premises (provided that installation of storage tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent Landlord may withhold in its sole and absolute (but good faith) discretion); and all closure plans or any other documents required by any and all governmental authorities for any storage tanks installed in, on, under or about the Premises for the closure of any such storage tanks. For each type of Hazardous Material listed, the Documents shall include (t) the chemical name, (u) the material state (e.g., solid, liquid, gas or cryogen), (v) the concentration, (w) the storage amount and storage condition (e.g., in cabinets or not in cabinets), (x) the use amount and use condition (e.g., open use or closed use), (y) the location (e.g., room number or other identification) and (z) if known, the chemical abstract service number. Tenant shall not be required, however, to provide Landlord with any portion of the Documents containing information of a proprietary nature, which Documents, in and of themselves, do not contain a reference to any Hazardous Materials or activities related to Hazardous Materials. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, the Building and the Project, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released (to the extent clean-up of any release is required by Environmental Laws) upon, in, under or about the Premises, the Building and/or the Project or any portion thereof by Tenant or any of Tenant’s Parties during the Term of this Lease.

15	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

5.2.4 Landlord’s Right to Conduct Environmental Assessment. At any time during the Lease Term, Landlord shall have the right to conduct an environmental assessment of the Premises as well as any other areas in, on or about the Project that Landlord reasonably believes may have been affected adversely by Tenant’s use of the Premises (collectively, the “Affected Areas”) in order to confirm that the Premises and the Affected Areas do not contain any Hazardous Materials in violation of applicable Environmental Laws or under conditions constituting or likely to constitute a Release of Hazardous Materials. Such environmental assessment shall be a so-called “Phase I” assessment or such other level of investigation which shall be the standard of diligence in the purchase or lease of similar property at the time, together with any additional investigation and report which would customarily follow any discovery contained in such initial Phase I assessment (including, but not limited to, any so-called “Phase II” report). Such right to conduct such environmental assessment shall not be exercised more than once per calendar year unless Tenant is in default under this Section 5.2. Such environmental assessments or inspections shall be subject to Article 22 and be at Landlord’s sole cost and expense unless it is discovered that Tenant has violated the terms of this Lease pertaining to Hazardous Materials.

5.2.5 Tenant’s Obligations to perform Corrective Action. If the data from any environmental assessment authorized and undertaken by Landlord pursuant to Section 5.2.4 indicates there has been a Release, threatened Release or other conditions with respect to Hazardous Materials on, under or emanating from the Premises and the Affected Areas by Tenant or Tenant’s Parties that may require any investigation and/or active response action, including without limitation active or passive remediation and monitoring or any combination of these activities (“Corrective Action”), Tenant shall immediately undertake Corrective Action with respect to such contamination if, and to the extent, required by the governmental authority exercising jurisdiction over the matter. Any Corrective Action performed by Tenant will be performed with Landlord’s prior written approval and in accordance with applicable Environmental Laws, at Tenant’s sole cost and expense and by an environmental consulting firm (reasonably acceptable to Landlord). Tenant may perform the Corrective Action before or after the expiration or earlier termination of this Lease, to the extent permitted by governmental agencies with jurisdiction over the Premises, the Building and the Project (provided, however, that any Corrective Action performed after the expiration or earlier termination of this Lease shall be subject to the access fee provisions set forth below). If Tenant undertakes or continues Corrective Action after the expiration or earlier termination of this Lease, Landlord, upon being given forty-eight (48) hours’ advance notice, may, in Landlord’s sole discretion, elect (without limiting any of the Landlord’s other rights and remedies under this Lease, at law and/or in equity), to provide, at an “access fee” equal to one hundred fifty percent (150%) of the Monthly Rent in effect for the last month immediately preceding the expiration or earlier termination of this Lease, plus all other sums due under this Lease (prorated for partial months based on days of actual access and only if the Premises cannot be used by a third party during such period), access to the Premises, the Building and the Project as may be requested by Tenant and its consultant to accomplish the Corrective Action. Tenant or its consultant may install, inspect, maintain, replace and operate remediation equipment and conduct the Corrective Action as it considers necessary, subject to Landlord’s approval. Tenant and Landlord shall, in good faith, cooperate with each other with respect to any Corrective Action after the expiration or earlier termination of this Lease so as not to interfere unreasonably with the conduct of Landlord’s or any third party’s business on the Premises, the Building and the Project. Landlord may, in its sole discretion, provide access until Tenant delivers evidence reasonably satisfactory to Landlord that Tenant’s Corrective Action activities on the Premises and the Affected Areas satisfy applicable Environmental Laws. It shall be reasonable for Landlord to require Tenant to deliver a “no further action” letter or substantially similar document from the applicable governmental agency. Tenant shall pay the access fee for each day that Landlord is not able to use the Premises and the Affected Areas for such purposes as Landlord reasonably desires. Landlord’s “reasonableness” as used in the immediately preceding sentence shall be based on (i) the zoning of the Premises as of the date in question, and (ii) the logical uses of the Premises as of the date in question. If Landlord desires to situate a tenant in the Premises, the Building or the Project and is unable to do so due to the presence of Hazardous Materials in violation of Environmental Laws and caused by Tenant or Tenant Parties, and remediation of the Premises and the Affected Areas is ongoing, Landlord shall be deemed to be unable to use the Premises, the Building and the Project in the way Landlord reasonably desires and

16	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

Tenant shall be obligated to continue paying the access fee until such time as Landlord is able to situate said tenant in the Premises, the Building and/or the Project. Tenant agrees to install, at Tenant’s sole cost and expense, screening around its remediation equipment so as to protect the aesthetic appeal of the Premises, the Building and the Project. Tenant also agrees to use reasonable efforts to locate its remediation and/or monitoring equipment, if any (subject to the requirements of Tenant’s consultant and governmental agencies with jurisdiction over the Premises, the Building and the Project) in a location which will allow Landlord, to the extent reasonably practicable, the ability to lease the Premises, the Building and the Project to a subsequent user. Notwithstanding anything above to the contrary, if any clean-up or monitoring procedure is required by any applicable governmental authorities in, on, under or about the Premises and the Affected Areas during the Lease Term as a consequence of any Hazardous Materials contamination caused by Tenant or Tenant’s Parties and the procedure for clean-up is not completed (to the satisfaction of Landlord and/or the governmental authorities) prior to the expiration or earlier termination of this Lease then, at Landlord’s election, (i) this Lease shall be deemed renewed for a term commencing on the expiration or earlier termination of this Lease and ending on the date the clean-up procedure is anticipated to be completed; or (ii) Tenant shall be deemed to have impermissibly held over (and Article 16 of this Lease shall apply with full force and effect) and Landlord shall be entitled to all damages directly or indirectly incurred, including, without limitation, damages occasioned by the inability to relet the Premises and/or any other portion of the Building or a reduction of the fair market or rental value of the Premises and/or the Building.

5.2.6 Tenant’s Duty to Notify Landlord Regarding Releases. Tenant agrees to promptly notify Landlord of any Release of Hazardous Materials in the Premises, the Building or any other portion of the Project which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused by Tenant or any of Tenant’s Parties, Landlord shall have the right, but not the obligation, to cause Tenant, at Tenant’s sole cost and expense, to immediately take all reasonable steps Landlord deems necessary or appropriate to remediate such Release and prevent any similar future release as required by Environmental Law to the satisfaction of Landlord and Landlord’s mortgagee(s). Tenant will, upon the request of Landlord at any time during which Landlord has reason to believe that Tenant is not in compliance with this Section 5.2 (and in any event no earlier than sixty (60) days and no later than thirty (30) days prior to the expiration of this Lease), cause to be performed an environmental audit of the Premises at Tenant’s expense by an established environmental consulting firm reasonably acceptable to Landlord. In the event the audit provides that Corrective Action is required then Tenant shall immediately perform the same at its sole cost and expense.

5.2.7 Tenant’s Environmental Indemnity. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord’s members, partners, subpartners, independent contractors, officers, directors, shareholders, employees, agents, successors and assigns (collectively, “Landlord Parties”) from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys’ fees, consultant fees and expert fees and court costs) which arise or result from the Release of Hazardous Materials on, in, under or about the Premises, the Building or any other portion of the Project and which are caused by Tenant or any of Tenant’s Parties during the Term of this Lease, including arising from or caused in whole or in part, directly or indirectly, by (i) Tenant’s or other Tenant Party’s actual, proposed or threatened use, treatment, storage, transportation, holding, existence, disposition, manufacturing, control, management, abatement, removal, handling, transfer, generation or Release (past, present or threatened) of Hazardous Materials to, in, on, under, about or from the Premises and the Affected Areas in violation of Environmental Laws or this Lease; (ii) any past, present or threatened non-compliance or violations of any Environmental Laws in connection with Tenant and/or Tenant’s particular use of the

17	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

Premises and/or the Affected Areas; (iii) personal injury claims; (iv) the payment of any environmental liens, or the disposition, recording, or filing or threatened disposition, recording or filing of any environmental lien encumbering or otherwise affecting the Premises and/or the Affected Areas; (v) diminution in the value of the Premises and/or the Project; (vi) damages for the loss or restriction of use of the Premises and/or the Project, including prospective rent, lost profits and business opportunities; (vii) sums paid in settlement of claims; (viii) reasonable attorneys’ fees, consulting fees and expert fees; (ix) the cost of any investigation of site conditions; and (x) the cost of any repair, clean-up or remediation ordered by any governmental or quasi-governmental agency or body. Tenant’s obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, the Building and/or the Project, or the preparation and implementation of any closure, remedial action or other required plans in connection therewith. For purposes of the indemnity provisions in this Section 5.2, any acts of Tenant and/or Tenant’s Parties or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant. The provisions of this Section 5.2.7 will survive the expiration or earlier termination of this Lease.

5.2.8 Limitations on Tenant’s Obligations. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no liability in connection with any Hazardous Materials (i) in existence on the Premises, Building or Project prior to the Lease Commencement Date or brought onto the Premises, Building or Project after the Lease Commencement Date by any third party other than a Tenant Party or (ii) which may migrate into the Premises through air, water or soil, through no fault of Tenant or any of Tenant’s Parties.

5.2.9 Landlord’s Termination Option for Certain Environmental Problems. If Hazardous Materials are present at the Premises that are required by Environmental Law to be remediated and Tenant is not responsible therefor pursuant to Section 5.2, Landlord shall remediate such Hazardous Materials, in which event this Lease shall continue in full force and effect, Landlord shall provide Tenant with abatement of Rent as provided in, but subject to, Section 6.8 below, to the extent such work materially interferes with Tenant’s conduct of its business in the Premises and Tenant does not occupy all or any material portion of the Premises on account of such work.

5.2.10 Control Areas. Tenant shall be allowed to utilize up to its pro rata share of the Hazardous Materials inventory within any control area or zone (located within the Premises), as designated by the applicable building code, for chemical use or storage. As used in the preceding sentence, Tenant’s pro rata share of any control areas or zones located within the Premises shall be determined based on the rentable square footage that Tenant leases within the applicable control area or zone. For purposes of example only, if a control area or zone contains 10,000 rentable square feet and 2,000 rentable square feet of a tenant’s premises are located within such control area or zone (while such premises as a whole contains 5,000 rentable square feet), the applicable tenant’s pro rata share of such control area would be 20%.

5.2.11 Storage Areas. Tenant shall, during the Lease Term, have the right to use (i) two (2) dedicated general storage areas (the “General Storage Areas”) and (ii) one (1) dedicated hazardous materials storage area (the “Hazardous Materials Storage Area”) in the locations depicted on Exhibit G (collectively, the “Storage Areas”). Tenant shall take such Storage Areas in their “as-is” condition and Landlord shall not be obligated to make any improvements or repairs to the same; such improvement/repair responsibility shall be Tenant’s responsibility at Tenant’s sole cost and expense. The Storage Areas shall be considered part of the Premises under this Lease except that no Rent shall be payable by Tenant for such Storage Areas.

18	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

5.3 Odors and Exhaust. Tenant acknowledges that Landlord would not enter into this Lease with Tenant unless Tenant assured Landlord that under no circumstances will the Premises be damaged by any exhaust from Tenant’s operations. Landlord and Tenant therefore agree as follows:

5.3.1 Tenant shall not cause or permit (or conduct any activities that would cause) any release of any odors or fumes of any kind from the Premises in violation of Environmental Laws.

5.3.2 Landlord has installed a ventilation system that, in Landlord’s reasonable judgment, is adequate, suitable, and appropriate to reasonably vent the Premises for a typical lab use in a manner that does not release odors detectable by a typical person and not unreasonably affecting any indoor or outdoor part of the Premises, and Tenant shall vent the Premises through such system. The placement and configuration of all ventilation exhaust pipes, louvers and other equipment shall be subject to Landlord’s reasonable approval. Tenant acknowledges Landlord’s legitimate desire to maintain the Premises (indoor and outdoor areas) in an odor-free manner, and Landlord may require Tenant to abate and remove all odors in a manner that goes beyond the requirements of applicable laws.

5.3.3 Tenant shall, at Tenant’s sole cost and expense, provide odor eliminators and other devices (such as filters, air cleaners, scrubbers and whatever other equipment may in Landlord’s judgment be necessary or appropriate from time to time) to completely remove, eliminate and abate any odors, fumes or other substances in Tenant’s exhaust stream that, in Landlord’s judgment, emanate from the Premises. Any work Tenant performs under this Section 5.3 shall constitute Alterations.

5.3.4 Tenant’s responsibility to remove, eliminate and abate odors, fumes and exhaust shall continue throughout the Term.

5.3.5 If Tenant fails to install satisfactory odor control equipment within ten (10) business days after Landlord’s demand made at any time, then Landlord may, without limiting Landlord’s other rights and remedies, require Tenant to cease and suspend any operations in the Premises that, in Landlord’s determination, cause odors, fumes or exhaust.

ARTICLE 6

SERVICES AND UTILITIES

6.1 Standard Tenant Services. Landlord shall provide the following services on all days during the Lease Term, unless otherwise stated below.

6.1.1 Subject to reasonable changes implemented by Landlord and to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating, ventilation and air conditioning (“HVAC”) to the office portions of the Premises for normal office use in the Premises from Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m., except for the date of observation of New Year’s Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other locally or nationally recognized holidays as designated by Landlord (collectively, the “Holidays”). Landlord shall provide HVAC to the lab portions of the Premises on a 24/7 basis.

6.1.2 Landlord shall provide adequate electrical wiring and facilities for power for the Premises. Landlord shall designate the electricity utility provider from time to time.

6.1.3 Landlord shall provide nonexclusive automatic passenger elevator service at all times.

19	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

6.1.4 Landlord shall provide water in the Common Areas and Premises for lavatory, drinking, laboratory and landscaping purposes. Such cost shall be paid by Tenant as Additional Rent.

6.1.5 Landlord shall provide gas and sewer services to the Premises and the Project and trash pick-up from the Project as are reasonable and customary for a biotechnology project.

6.1.6 Landlord shall provide house vacuum and compressed air to the existing lab benches and compressed air capacity to the lab portion of the Premises at all times.

6.2 Overstandard Tenant Use. Tenant shall not overload the Systems and Equipment serving the Building. If Tenant desires to use HVAC for the office portions of the Premises during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, (i) Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant’s desired use, (ii) Landlord shall supply such HVAC to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish, and (iii) Tenant shall pay such cost to Landlord within thirty (30) days after billing, as additional rent. The hourly after-hours HVAC cost shall be equal to (A) the actual cost incurred by Landlord to supply such after-hours HVAC on an hourly basis (but based on a one (1) hour minimum provision of such after-hours HVAC), (B) increased wear and tear and depreciation of equipment to provide such after-hours HVAC, and (C) the pro rata maintenance costs related to such after-hours HVAC.

6.3 Utilities. Tenant shall pay for all water (including the cost to service, repair and replace reverse osmosis, de-ionized and other treated water), gas, heat, light, power, telephone, internet service, cable television, other telecommunications and other utilities supplied to the Premises, together with any fees, surcharges and taxes thereon. If any such utility is not separately metered or submetered to Tenant, Tenant shall pay Tenant’s Share of all charges of such utility jointly metered with other premises as Additional Rent (provided, however, if any occupants of the Building are, in Landlord’s good faith business judgment, using a disproportionate amount of utilities, Landlord shall exclude such disproportionate use before calculating Tenant’s Share) or, in the alternative, Landlord may, at its option, monitor the usage of such utilities by Tenant and charge Tenant with the actual, documented cost of such utilities, and the cost of purchasing, installing and monitoring such metering equipment shall be paid by Landlord; provided, however, that monitoring equipment for any server room HVAC or any other special equipment installed by Tenant shall be Tenant’s responsibility at Tenant’s sole cost and expense. To the extent that Tenant uses more than Tenant’s Share of any utilities, then Tenant shall pay Landlord Tenant’s Share of Operating Expenses to reflect such excess. Notwithstanding the foregoing, Landlord represents that electricity to the Premises is separately submetered.

6.4 Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise (subject to Section 6.8), for failure to furnish or delay in furnishing any service (including, but not limited to, any central plant or other lab system, telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by required repairs, replacements, or improvements (in each case scheduled at reasonable times with Tenant, except in cases of emergency), by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any accident or casualty beyond Landlord’s reasonable control, by act or default of Tenant or other parties, or by any other cause beyond Landlord’s reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or, subject to Section 6.8 below, relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, subject to Section 6.8 below, Landlord shall not be liable under any circumstances for a loss of, or injury to, property (including scientific research and any intellectual property) or for injury to, or interference with, Tenant’s business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

20	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

6.5 Additional Services. Landlord shall also have the right, but not the obligation, at Tenant’s request, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing and additional repairs and maintenance, provided that Tenant shall pay to Landlord within thirty (30) days after billing and as Additional Rent hereunder, the sum of all costs to Landlord of such additional services plus a five percent (5%) administration fee.

6.6 Janitorial Service. Landlord shall not be obligated to provide any janitorial services to the Premises or replace any light bulbs, lamps, starters and ballasts for lighting fixtures within the Premises. Tenant shall be solely responsible, at Tenant’s sole cost and expense, for (i) performing all janitorial services, trash removal and other cleaning of the Premises, and (ii) replacement of all light bulbs, lamps, starters and ballasts for lighting fixtures within the Premises, all as appropriate to maintain the Premises in a first-class manner consistent with the first-class nature of the Building and Project. Such services to be provided by Tenant shall be performed by contractors and pursuant to service contracts approved by Landlord. Tenant shall deposit trash as reasonably required in the area designated by Landlord from time to time. All trash containers must be covered and stored in a manner to prevent the emanation of odors into the Premises or the Project. Landlord shall have the right to inspect the Premises upon reasonable notice to Tenant and to require Tenant to provide additional cleaning, if necessary. In the event Tenant shall fail to provide any of the services described in this Section 6.6 to be performed by Tenant within five (5) days after notice from Landlord, which notice shall not be required in the event of an emergency, Landlord shall have the right to provide such services and any charge or cost incurred by Landlord in connection therewith shall be deemed Additional Rent due and payable by Tenant upon receipt by Tenant of a written statement of cost from Landlord.

6.7 Energy Statements. For any utilities serving the Premises for which Tenant is billed directly by such utility provider, Tenant agrees to furnish to Landlord (a) any invoices or statements for such utilities within thirty (30) days after Tenant’s receipt thereof, (b) within thirty (30) days after Landlord’s request, any other utility usage information reasonably requested by Landlord, and (c) within thirty (30) days after each calendar year during the Term, an ENERGY STAR® Statement of Performance (or similar comprehensive utility usage report if requested by Landlord) and any other information reasonably requested by Landlord for the immediately preceding year. Tenant shall retain records of utility usage at the Premises, including invoices and statements from the utility provider, for at least sixty (60) months, or such other period of time as may be requested by Landlord. Tenant acknowledges that any utility information for the Premises may be shared with third parties, including Landlord’s consultants and governmental authorities. In the event that Tenant fails to comply with this Section, Tenant hereby authorizes Landlord to collect utility usage information directly from the applicable utility providers and agree to pay Landlord a fee of One Hundred Dollars ($100) per month to collect such utility usage information.

6.8 Abatement of Rent When Tenant is Prevented From Using Premises. In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for five (5) consecutive business days (the “Eligibility Period”) as a result of (i) any repair, maintenance or alteration performed by Landlord after the applicable Lease Commencement Date and required to be performed by Landlord under this Lease or permitted pursuant to Section 5.2.9 above or Section 24.30 below, or (ii) any failure by Landlord to provide to the Premises any of the facilities for essential utilities and services required to be provided in Section 6.1 above, or (iii) any failure by Landlord to provide access to the Premises, then Tenant’s obligation to pay Base Rent and Tenant’s Share of Operating Expenses, Tax Expenses and Utilities

21	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

Costs shall be abated or reduced, as the case may be, from and after the first (1st) day following the Eligibility Period and continuing until such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable square feet of the Premises; provided, however, that Tenant shall only be entitled to such abatement of rent if the matter described in clauses (i), (ii) or (iii) of this sentence is within Landlord’s reasonable control or caused by Landlord’s negligence or willful misconduct or violation of this Lease. To the extent Tenant shall be entitled to abatement of rent because of a damage or destruction pursuant to Article 11 or a taking pursuant to Article 12, then the Eligibility Period shall not be applicable.

6.9 Landlord’s Emergency Generator. Tenant shall have the right to draw Tenant’s Share of power from the emergency generator serving the Building (“Generator”) at all times when the emergency generator is in emergency operation; provided, however, that (a) Tenant may only draw Tenant’s Share of available power for Tenant’s critical power requirements (i.e., certain portions of Tenant’s labs in the Premises) and (b) in the event the Generator is replaced, Landlord shall use commercially reasonable efforts to cause any replacement emergency generator to provide at least the same electrical capacity to the Premises (as the Generator provides to the Premises) at all times when the power is out, subject to Force Majeure. Until such Generator is replaced, Landlord will use commercially reasonable efforts to cause the same to be operational at all times when power is out, subject to Force Majeure.

ARTICLE 7

REPAIRS

7.1 Tenant’s Repairs. Subject to Landlord’s repair obligations in Sections 7.2 and 11.1 below, Tenant shall, at Tenant’s own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term, which repair obligations shall include, without limitation, the obligation to promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances, together with all portions of the HVAC, electrical, mechanical plumbing, life safety and lab systems from the point that such systems are located in and solely serve the Premises and all portions of all fume hoods and other exhaust systems that are located in and exclusively serve the Premises (all such systems collectively being referred to as the “Premises Systems”), in the condition received. Tenant’s obligations shall include restorations, replacements or renewals, including capital expenditures for restorations, replacements or renewals which will have an expected life beyond the Term, when necessary to keep the Premises and all improvements thereon or a part thereof and the Premises Systems in the order, condition and repair received and in compliance with all applicable laws. Except as expressly set forth in this Lease, it is intended by the parties hereto that Landlord shall have no obligation, in any manner whatsoever, to repair or maintain the Premises, the improvements located therein or the equipment therein, or the Premises Systems, all of which obligations are intended to be the expense of Tenant (whether or not such repairs, maintenance or restoration shall have an expected life extending beyond the Term). Tenant’s maintenance of the Premises Systems shall comply with the manufacturers’ recommended operating and maintenance procedures. Tenant shall enter into and pay for maintenance contracts (in forms satisfactory to Landlord in its reasonable discretion, which may require, without limitation, that any third party contractor provide Landlord with evidence of insurance as required by Landlord) for the Premises Systems in accordance with the manufacturers’ recommended operating and maintenance procedures. Such maintenance contracts shall be with reputable contractors, satisfactory to Landlord in its reasonable discretion, who shall have not less than ten (10) years of experience in maintaining such systems in biotechnical facilities. Upon Landlord’s request, Tenant shall provide maintenance reports from any such contractors. Tenant shall be solely responsible for the cost of all improvements or alterations to the Premises or the Premises Systems required by law to the extent

22	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

required under Article 21. Notwithstanding the foregoing, if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord’s involvement with such repairs and replacements forthwith upon being billed for same. In addition, Landlord reserves the right, upon notice to Tenant, to procure and maintain any or all of such service contracts, and if Landlord so elects, Tenant shall reimburse Landlord, upon demand, for the costs thereof.

7.2 Landlord’s Repairs. Anything contained in Section 7.1 above to the contrary notwithstanding, and subject to Articles 11 and 12 below, Landlord shall repair and maintain the structural portions of the Building, including the plumbing, HVAC and electrical systems serving the Building and not located in and exclusively serving the Premises; provided, however, to the extent such maintenance and repairs are caused by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, Tenant shall pay to Landlord as Additional Rent, the reasonable cost of such maintenance and repairs. Moreover, Landlord shall perform and construct, and Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvements (a) necessitated by the acts of Landlord, (b) for which Landlord has a right of reimbursement from others, and (c) to any portion of the Building outside of the demising walls of the Premises, and the common areas of the Project. Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Project, Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant hereby waives and releases its right to make repairs at Landlord’s expense under Sections 1941 and 1942 of the California Civil Code; or under any similar law, statute, or ordinance now or hereafter in effect.

ARTICLE 8

ADDITIONS AND ALTERATIONS

8.1 Landlord’s Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the “Alterations”) without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld or delayed by Landlord; provided, however, Landlord may withhold its consent in its sole and absolute discretion with respect to any Alterations which may materially or adversely affect the structural components of the Building or the Systems and Equipment or which can be seen from outside the Premises (“Prohibited Alterations”). Notwithstanding the foregoing to the contrary, prior consent shall not be required with respect to any interior Alterations to the premises which (i) are not Prohibited Alterations, (ii) cost less than Fifty Thousand Dollars ($50,000.00) for any one (1) job and, other than minor electrical, cabling and lighting work (such as adding an outlet or light switch), do not require a building permit, and (iii) are not visible from outside the Premises, so long as the other conditions of this Article 8 are satisfied including, without limitation, conforming to Landlord’s rules, regulations and insurance requirements which govern contractors. Tenant shall pay for all overhead, general conditions, fees and other costs and expenses of the Alterations, and shall pay to Landlord a Landlord supervision fee of two percent (2%) of the cost of the Alterations for which Landlord’s consent is required. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

23	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

8.2 Manner of Construction. Landlord may impose, as a condition of its consent to all Alterations or repairs of the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen approved by Landlord; provided, however, Landlord may impose such requirements as Landlord may determine, in its sole and absolute discretion, with respect to any work materially and adversely affecting the structural components of the Building or Systems and Equipment (including designating specific contractors to perform such work). Tenant shall construct such Alterations and perform such repairs in compliance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the city in which the Building is located, and in conformance with Landlord’s construction rules and regulations. Landlord’s approval of the plans, specifications and working drawings for Tenant’s Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. Tenant shall cause all Alterations to be performed in such manner as not to obstruct access by any person to the Building or Project or the common areas, and as not to obstruct the business of Landlord or other tenants of the Project, or interfere with the labor force working at the Project. If Tenant makes any Alterations, Tenant agrees to carry “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 below immediately upon completion thereof. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations (the estimated cost of which exceeds Two Hundred Fifty Thousand Dollars ($250,000)) and naming Landlord as a co-obligee. Upon completion of any Alterations, Tenant shall (i) cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Project is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, (ii) deliver to the management office of the Building a reproducible copy of the “as built” drawings of the Alterations, and (iii) deliver to Landlord evidence of payment, contractors’ affidavits and full and final waivers of all liens for labor, services or materials.

8.3 Landlord’s Property. All Alterations, improvements, fixtures and/or equipment which may be installed or placed in or about the Premises (including, but not limited to, all floor and wall coverings, built-in cabinet work and paneling, sinks and related plumbing fixtures, laboratory benches, exterior venting fume hoods and walk-in freezers and refrigerators, ductwork, conduits, electrical panels and circuits), shall be at the sole cost of Tenant and shall be and become the property of Landlord excluding Tenant’s fixtures and equipment, including portable benches (other than iLab benches provided by Landlord and/or if otherwise paid for by Landlord which shall remain Landlord’s property), autoclaves, glasswashes, freezers, refrigerators, portable fume hoods, and biosafety cabinets. Furthermore, Landlord may require that Tenant remove any specialized/non-Building Standard Alterations, improvements, fixtures and/or equipment (other than the Tenant Improvements) upon the expiration or early termination of the Lease Term, and repair any damage to the Premises and Building caused by such removal; provided that Landlord notifies in writing that such removal will be required at the time Landlord provides its consent to such Alterations, improvements, fixtures and/or equipment (or at the time Tenant notifies Landlord with respect to Alterations not requiring Landlord’s consent). If Tenant fails to complete such removal and/or to repair by the end of the Lease Term, Landlord may do so and may charge the cost thereof to Tenant. Notwithstanding any other provision of this Article 8 to the contrary, in no event shall Tenant remove any improvement from the Premises as to which Landlord contributed payment, including the Tenant Improvements, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

24	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

8.4 Wi-Fi Network. Without limiting the generality of the foregoing, if Tenant desires to install wireless intranet, Internet and communications network (“Wi-Fi Network”) in the Premises for the use by Tenant and its employees, then the same shall be subject to the provisions of this Section 8.4 (in addition to the other provisions of this Article 8). In the event Landlord consents to Tenant’s installation of such Wi-Fi Network, Tenant shall, in accordance with Article 15 below, remove the Wi-Fi Network from the Premises prior to the termination of the Lease. Tenant shall use the Wi-Fi Network so as not to cause any interference to other tenants in the Building or to other tenants at the Project or with any other tenant’s communication equipment, and not to damage the Building or Project or interfere with the normal operation of the Building or Project, and Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, costs, damages, expenses and liabilities (including attorneys’ fees) arising out of Tenant’s failure to comply with the provisions of this Section 8.4, except to the extent same is caused by the negligence or willful misconduct of Landlord or Landlord’s breach of this Lease. Should any interference occur, Tenant shall take all necessary steps as soon as reasonably possible and no later than three (3) calendar days following such occurrence to correct such interference. If such interference continues after such three (3) day period, Tenant shall immediately cease operating such Wi-Fi Network until such interference is corrected or remedied to Landlord’s satisfaction. Tenant acknowledges that Landlord has granted and/or may grant telecommunication rights to other tenants and occupants of the Building and Project and to telecommunication service providers and in no event shall Landlord be liable to Tenant for any interference of the same with such Wi-Fi Network. Landlord makes no representation that the Wi-Fi Network will be able to receive or transmit communication signals without interference or disturbance. Tenant shall (i) be solely responsible for any damage caused as a result of the Wi-Fi Network, (ii) promptly pay any tax, license or permit fees charged pursuant to any laws or regulations in connection with the installation, maintenance or use of the Wi-Fi Network and comply with all precautions and safeguards recommended by all governmental authorities, (iii) pay for all necessary repairs, replacements to or maintenance of the Wi-Fi Network, and (iv) be responsible for any modifications, additions or repairs to the Building or Project, including without limitation, Building or Project systems or infrastructure, which are required by reason of the installation, operation or removal of Tenant’s Wi-Fi Network. Should Landlord be required to retain professionals to research any interference issues that may arise and confirm Tenant’s compliance with the terms of this Section 8.4, Tenant shall reimburse Landlord for the costs incurred by Landlord in connection with Landlord’s retention of such professionals, the research of such interference issues and confirmation of Tenant’s compliance with the terms of this Section 8.4 within twenty (20) days after the date Landlord submits to Tenant an invoice for such costs. This reimbursement obligation is in addition to, and not in lieu of, any rights or remedies Landlord may have in the event of a breach or default by Tenant under this Lease.

ARTICLE 9

COVENANT AGAINST LIENS

Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Project, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant’s interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant shall not cause or permit any lien of mechanics or materialmen or others to be placed against the Project, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant shall cause it to be immediately released and removed of record. If any such lien is not released and removed within ten (10) business days after notice of such lien is delivered by Landlord to Tenant, then Landlord may, at its option, take all action necessary to release and remove such lien, without any duty to investigate

25	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

the validity thereof, and all sums, costs and expenses, including reasonable attorneys’ fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant. In the event that Tenant leases or finances the acquisition of equipment, furnishings or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code financing statement shall, upon its face or by exhibit thereto, indicate that such financing statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Premises be furnished on a financing statement without qualifying language as to applicability of the lien only to removable personal property located in an identified suite leased by Tenant. Should any holder of a financing statement record or place of record a financing statement that appears to constitute a lien against any interest of Landlord or against equipment that may be located other than within an identified suite leased by Tenant, Tenant shall, within ten (10) days after Landlord’s request, cause Tenant’s lender to amend such financing statement and any other documents of record to clarify that any liens imposed thereby are not applicable to any interest of Landlord in the Premises.

ARTICLE 10

INDEMNIFICATION AND INSURANCE

10.1 Indemnification and Waiver. Tenant hereby assumes all risk of damage to property and injury to persons, in, on, or about the Premises from any cause whatsoever and agrees that Landlord and the Landlord Parties shall not be liable for, and are hereby released from any responsibility for, any damage to property or injury to persons or resulting from the loss of use thereof, which damage or injury is sustained by Tenant or by other persons claiming through Tenant other than that arising from the negligence or willful misconduct of Landlord or its agents, contractors, licensees or invitees or a violation of Landlord’s obligations under this Lease or due to defects in the design or condition of the Building that were not caused by Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys’ fees) incurred in connection with or arising from any cause in, on or about the Premises (including, without limitation, Tenant’s installation, placement and removal of Alterations, improvements, fixtures and/or equipment in, on or about the Premises), and any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, licensees or invitees of Tenant or any such person, in, on or about the Premises, the Building and Project; provided, however, that the terms of the foregoing indemnity shall not apply to the negligence, violation of this Lease or willful misconduct of Landlord or defects in the design or condition of the Building that were not caused by Tenant. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease. Notwithstanding anything in this Lease to the contrary, Landlord shall not be liable to Tenant for, and Tenant assumes all risk of, damage to personal property or scientific research or intellectual property, including loss of records kept by Tenant within the Premises and damage or losses caused by fire, electrical malfunction, gas explosion or water damage of any type (including broken water lines, malfunctioning fire sprinkler systems, malfunctioning lab systems including any malfunction of the central plant systems, roof leaks or stoppages of lines). Tenant further waives any claim for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property as described above.

10.2 Tenant’s Compliance with Landlord’s Fire and Casualty Insurance. Tenant shall, at Tenant’s expense, comply as to the Premises with all insurance company requirements pertaining to Tenant’s particular use of the Premises. If Tenant’s conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant’s expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body to the extent Tenant would be required to comply with the same if they were legal requirements under Article 21.

26	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

10.3 Tenant’s Insurance. Tenant shall maintain the following coverages in the following amounts (which liability insurance limits may be met by umbrella coverage):

10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant’s operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 above, (and liquor liability coverage if alcoholic beverages are served on the Premises) for limits of liability not less than:

Bodily Injury and	$5,000,000 each occurrence
Property Damage Liability	$5,000,000 annual aggregate

Personal Injury Liability	$5,000,000 each occurrence
$5,000,000 annual aggregate
0% Insured’s participation

10.3.2 Physical Damage Insurance covering (i) all furniture, trade fixtures, equipment, merchandise and all other items of Tenant’s property on the Premises installed by, for, or at the expense of Tenant and (ii) all other improvements, alterations and additions to the Premises contracted for by Tenant, including any improvements, alterations or additions installed at Tenant’s request above the ceiling of the Premises or below the floor of the Premises other than the Tenant Improvements. Such insurance shall be written on a “physical loss or damage” basis under a “special form” policy, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

10.3.3 Workers’ compensation insurance as required by law.

10.3.4 Loss-of-income, business interruption and extra-expense insurance in such amounts as will reimburse Tenant for direct and indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of loss of access to the Premises or to the Building as a result of such perils.

10.3.5 If Tenant rents or owns automobiles at the Project, Tenant shall carry comprehensive automobile liability insurance having a combined single limit of not less than Two Million Dollars ($2,000,000.00) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance or use of any owned, hired or non-owned automobiles.

10.3.6 Environmental Liability insurance (in form and substance satisfactory to Landlord) with limits of coverage not less than Two Million Dollars ($2,000,000.00) combined per occurrence and in the aggregate insuring against any and all liability with respect to the Premises and all areas appurtenant thereto arising out of any death or injury to any person, damage or destruction of any property, other loss, cost or expense resulting from any release, spill, leak or other contamination of the Premises, or any other property surrounding the Premises attributable to the presence of Hazardous Materials. Upon Landlord’s request, Tenant shall also obtain (at Tenant’s sole cost and expense)

27	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

environmental impairment liability insurance and environmental remediation liability insurance (in form and substance (including limits) acceptable to Landlord). If, at any time it reasonably appears to Landlord that Tenant is not maintaining sufficient insurance or other means of financial capacity to enable Tenant to fulfill its obligations to Landlord hereunder, whether or not then accrued, liquidated, conditional or contingent, Tenant shall procure and thereafter maintain in full force and effect such insurance or other form of financial assurance, with or from companies or persons and in form and substance reasonably acceptable to Landlord, as Landlord may from time to time reasonably request. Without limiting the generality of the foregoing, all such environmental liability insurance shall specifically insure the performance by Tenant of the indemnity provisions set forth in this Lease.

10.3.7 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall: (i) name Landlord, and any other party it so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant’s obligations under Section 10.1 above; (iii) be issued by an insurance company having a rating of not less than A /VII in Best’s Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the state in which the Project is located; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) to the extent consistent with industry custom and practice, provide that said insurance shall not be canceled or coverage changed unless thirty (30) days’ prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord; (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord; and (vii) with respect to the insurance required in Sections 10.3.1, 10.3.2 and 10.3.4 above, have deductible amounts not exceeding Twenty Thousand Dollars ($20,000.00). Tenant shall deliver such policies or certificates thereof to Landlord on or before the applicable Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. If Tenant shall fail to procure such insurance, or to deliver such policies or certificate, within such time periods, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in Section 19.1, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within ten (10) days after delivery of bills therefor. Tenant shall have the right to carry the insurance required hereunder in the form of blanket and/or umbrella policies.

10.4 Waiver of Subrogation. Notwithstanding anything to the contrary in this Lease, Landlord and Tenant each hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, or other similar insurance, without regard to the negligence or willful misconduct of the entity so released. All of Landlord’s and Tenant’s repair and indemnity obligations under this Lease shall be subject to the waiver contained in this paragraph.

10.5 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant’s sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant’s operations therein, as may be reasonably requested by Landlord so long as such amounts or types are then generally being required by landlords of comparable buildings in the general vicinity of the Building.

28	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

ARTICLE 11

DAMAGE AND DESTRUCTION

11.1 Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building or Project serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall notify Tenant of the estimated date of completion of the repair (“Estimated Repair Completion Date”). Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, and subject to all other terms of this Article 11, restore the Premises, including the Tenant Improvements, and such common areas. Such restoration shall be to substantially the same condition of the base, shell, and core of the Premises, the Tenant Improvements and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Project and/or the Building, or the lessor of a ground or underlying lease with respect to the Building, or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant’s insurance required under Section 10.3 of this Lease attributable to Alterations made by Tenant, and Landlord shall repair any damage to such Alterations installed in the Premises and shall return such alterations to their original condition; provided that if the costs of such repair of such Alterations by Landlord exceeds the amount of insurance proceeds received by Landlord therefor from Tenant’s insurance carrier, as assigned by Tenant, the excess costs of such repairs shall be paid by Tenant to Landlord prior to Landlord’s repair of the damage. In connection with such repairs and replacements of any such Alterations, Tenant shall, prior to Landlord’s commencement of such improvement work, submit to Landlord, for Landlord’s review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant’s occupancy, Landlord shall allow Tenant a proportionate abatement of Base Rent and Tenant’s Share of Operating Expenses, Tax Expenses and Utilities Costs during the time and to the extent the Premises are unusable by Tenant for its business purposes permitted under this Lease, and not occupied by Tenant as a result thereof.

11.2 Landlord’s Option to Repair. Notwithstanding Section 11.1 above to the contrary, Landlord may elect not to rebuild and/or restore the Premises, the Building and/or any other portion of the Project and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date Landlord becomes aware of such damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, and the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot reasonably be substantially completed within one hundred eighty (180) days after the date of such damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Project and/or the Building or ground or underlying lessor with respect to the Project and/or the Building shall require that at least Two Million Five Hundred Thousand Dollars ($2,500,000.00) of the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground or underlying lease, as the case may be and Landlord elects to terminate the leases of all other tenants of the Building similarly affected by the damage and destruction; or (iii) at least Two Million Five Hundred Thousand Dollars ($2,500,000.00) of the damage is not fully covered, except for deductible amounts, by Landlord’s insurance policies and Landlord elects to terminate the leases of all other tenants of the Building similarly affected by the damage and destruction;

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[BigHat Biosciences, Inc.]
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provided, however, Landlord may not exercise any of the foregoing rights to terminate this Lease if Landlord intends to restore the damage within twelve (12) months of the date of the damage. In addition, if the Premises and the Building is destroyed or damaged to any substantial extent during the last year of the Lease Term, then notwithstanding anything contained in this Article 11, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within thirty (30) days after such damage, in which event this Lease shall cease and terminate as of the date of such notice. Upon any such termination of this Lease pursuant to this Section 11.2, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of termination, and both parties hereto shall thereafter be discharged of all further obligations under this Lease, except for those obligations which expressly survive the expiration or earlier termination of the Lease Term.

11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Project, and any statute or regulation of the state in which the Project is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Project.

11.4 Tenant’s Termination Rights Following Damage. Tenant, at any time after the damage until such rebuilding is completed, may terminate this Lease by delivering written notice to Landlord of such termination, in which event this Lease shall terminate as of the date of the giving of such notice, in any of the following circumstances: (i) Landlord fails to restore the Premises (including reasonable means of access thereto) within a period which is sixty (60) days longer than the Estimated Repair Completion Date stated in Landlord’s notice to Tenant as the estimated rebuilding period (which sixty (60) day period shall be deemed extended due to Force Majeure delays (not to exceed ninety (90) days for reasons other than regulations and restrictions related to COVID-19 or any variant thereof or any pandemic not in effect as of the date hereof) and/or delays caused by Tenant); (ii) the Estimated Completion Repair Date is more than two hundred ten (210) days following the damage; or (iii) material damage to a material portion of the Premises occurs within the last year of the Term to the extent that in Tenant’s judgment it cannot effectively operate its business in the Premises.

ARTICLE 12

CONDEMNATION

12.1 Permanent Taking. If the whole or any substantial part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any substantial part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days’ notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, deed or other instrument. If more than ten percent (10%) of the rentable square feet of the Premises is taken, or if any of the Premises is taken that would materially interfere with Tenant’s use of the Premises, or if access to the Premises is substantially impaired due to a taking, Tenant shall have the option to terminate this Lease upon ninety (90) days’ notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant

30	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

shall have the right to file any separate claim available to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, for the unamortized value of any improvements to the Premises paid for by Tenant and for relocation expenses, so long as such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Base Rent and Tenant’s Share of Operating Expenses, Tax Expenses and Utilities Costs shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure.

12.2 Temporary Taking. Notwithstanding anything to the contrary contained in this Article 12, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and Tenant’s Share of Operating Expenses, Tax Expenses and Utilities Costs shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

ARTICLE 13

COVENANT OF QUIET ENJOYMENT

Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

14.1 Transfers. Tenant shall not, without the prior written consent of Landlord (not to be unreasonably withheld), assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as “Transfers” and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”). If Tenant shall desire Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the “Transfer Notice”) shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the “Subject Space”), (iii) all of the terms of the proposed Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, (v) a list of Hazardous Materials, certified by the proposed Transferee to be true and correct, that the proposed Transferee intends to use or store in the Premises, and (vi) such other information as Landlord may reasonably require. Any Transfer made without Landlord’s prior written consent shall, at Landlord’s option,

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be null, void and of no effect, and shall, at Landlord’s option, constitute a default by Tenant under this Lease after the expiration of applicable notice and cure periods. Whether or not Landlord shall grant consent, within thirty (30) days after written request by Landlord, Tenant shall pay to Landlord up to Two Thousand Five Hundred Dollars ($2,500.00) to reimburse Landlord for its review and processing fees, and any legal fees incurred by Landlord in connection with Tenant’s proposed Transfer.

14.2 Landlord’s Consent. Landlord shall not unreasonably withhold, condition or delay its consent to any proposed Transfer on the terms specified in the Transfer Notice. In no event shall Landlord be deemed to be unreasonable for declining to consent to a Transfer to a transferee jeopardizing directly or indirectly the status of Landlord or any of Landlord’s affiliates as a Real Estate Investment Trust under the Internal Revenue Code of 1986 (as the same may be amended from time to time, the “Revenue Code”). Notwithstanding anything contained in this Lease to the contrary, (w) no Transfer shall be consummated on any basis such that the rental or other amounts to be paid by the occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of such occupant, assignee, manager or other transferee; (x) Tenant shall not consummate a Transfer with any person in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Revenue Code); and (z) Tenant shall not consummate a Transfer with any person or in any manner that could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease, license or other arrangement for the right to use, occupy or possess any portion of the Premises to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Revenue Code, or any similar or successor provision thereto or which could cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Revenue Code. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

14.2.1 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

14.2.2 The Transferee is either a governmental agency or instrumentality thereof;

14.2.3 The Transfer will result in more than a reasonable and safe number of occupants per floor within the Subject Space;

14.2.4 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease or the applicable sublease on the date consent is requested;

14.2.5 The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Project a right to cancel its lease;

14.2.6 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow an assignee to occupy space leased by Tenant pursuant to any such right); or

14.2.7 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent, (ii) is negotiating with Landlord to lease space in the Project at such time, in each case if Landlord then has suitable space available to such proposed Transferee.

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[BigHat Biosciences, Inc.]
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If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 below), Tenant may within six (6) months after Landlord’s consent, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 above, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant’s original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord’s right of recapture, if any, under Section 14.4 of this Lease).

14.3 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any Transfer Premium received by Tenant from such Transferee. “Transfer Premium” shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any reasonable changes, alterations and improvements to the Premises in connection with the Transfer (but only to the extent approved by Landlord), (ii) any market standard brokerage commissions and attorneys’ fees in connection with the Transfer and (iii) free rent or sublease allowances (collectively, the “Subleasing Costs”). Transfer Premium shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. For purposes of calculating the “Transfer Premium” in this section, Base Rent shall be deemed to have not been abated pursuant to Article 3.

14.4 Landlord’s Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, if Tenant requests Landlord’s consent to a Transfer that is an assignment of this Lease or a sublease of more than sixty percent (60%) of the Premises for all of the remaining Term, then Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to recapture the Subject Space. Such recapture notice shall terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer. If this Lease is terminated with respect to less than the entire Premises, the Rent and the L-C Amount reserved herein shall be prorated on the basis of the rentable square feet retained by Tenant in proportion to the rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of Section 14.2 above.

14.5 Effect of Transfer. If Landlord consents to a Transfer: (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified; (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee; (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord; and (iv) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord’s consent, shall relieve Tenant or any guarantor of

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[BigHat Biosciences, Inc.]
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the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord’s costs of such audit.

14.6 Additional Transfers. Subject to Section 14.7 below, for purposes of this Lease, the term “Transfer” shall also include: (i) if Tenant is a partnership or limited liability company, the withdrawal or change, voluntary, involuntary or by operation of law, of more than fifty percent (50%) of the partners or members, or transfer of more than fifty percent (50%) of the partnership or membership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof; and (ii) if Tenant is a closely held corporation (i.e., whose stock or whose parent’s stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, or (B) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death or to current shareholders), within a twelve (12)-month period. Notwithstanding the foregoing, the sale, issuance or transfer of Tenant’s capital stock or membership interests pursuant to an equity financing or public offering shall not be deemed an assignment, subletting or any other Transfer of this Lease or the Premises.

14.7 Affiliated Companies/Restructuring of Business Organization. The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under common control with Tenant, or (iii) any entity which purchases all or substantially all of the assets or stock of Tenant in one or a series of transactions, (iv) any entity into which Tenant is merged or consolidated, or (v) in connection with any deemed Transfer due to a transfer of shares or membership interests under Section 14.6 above where Tenant remains the tenant under this Lease (all such persons or entities described in (i), (ii), (iii) and (iv) being sometimes hereinafter referred to as “Affiliates”) shall not be deemed a Transfer under this Article 14, provided that:

14.7.1 Any such Affiliate was not formed as a subterfuge to avoid the obligations of this Article 14;

14.7.2 Tenant gives Landlord prior written notice of any such assignment or sublease to an Affiliate;

14.7.3 Any such Affiliate (or Tenant, if Tenant is to remain the tenant under this Lease) has, following the effective date of any such assignment or sublease, a tangible net worth, in the aggregate, computed in accordance with generally accepted accounting principles, which is sufficient (in Landlord’s reasonable good faith opinion) to meet the obligations of Tenant under this Lease or the applicable Transfer document;

14.7.4 Any such assignment or sublease, exclusive of such Transfer as may occur pursuant to Section 14.6, shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease; and

14.7.5 Tenant shall remain fully liable for all obligations to be performed by Tenant under this Lease.

An Affiliate that is an assignee of Original Tenant’s entire interest in this Lease may be referred to as an “Affiliate Assignee.”

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[BigHat Biosciences, Inc.]
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ARTICLE 15

SURRENDER; OWNERSHIP AND REMOVAL OF PERSONAL PROPERTY

15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

15.2 Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear, casualties, alterations or other interior improvements which Tenant is permitted to surrender at the termination of this Lease and repairs which are not the responsibility of Tenant hereunder excepted. Tenant’s restoration obligations may also include satisfying Landlord’s commercially reasonable procedures regarding the cleaning of any lab systems and sealing any connection points of any such lab systems to the Premises, all at Tenant’s sole cost and expense. At least ten (10) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall provide Landlord with (a) a facility decommissioning and Hazardous Materials closure plan for the Premises (“Exit Survey”) prepared by an independent third party reasonably acceptable to Landlord, and (b) written evidence of all appropriate governmental releases obtained by Tenant in accordance with applicable laws, including laws pertaining to the surrender of the Premises. In addition, Tenant agrees to remain responsible after the surrender of the Premises for the remediation of any recognized environmental conditions set forth in the Exit Survey and caused by Tenant or any Tenant’s Parties and compliance with any recommendations set forth in the Exit Survey. Tenant shall, upon the expiration or earlier termination of this Lease, furnish to Landlord evidence that Tenant has closed all governmental permits and licenses, if any, issued in connection with Tenant’s or Tenant’s Parties’ activities at the Premises. If any such governmental permits or licenses have been issued and Tenant fails to provide evidence of such closure on or before the expiration or earlier termination of this Lease, then until Tenant does so, the holdover provisions of Article 16 of this Lease shall apply if a third party is unable to use the Premises as a result thereof. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all telephone, data, and other cabling and wiring (including any cabling and wiring associated with the Wi-Fi Network, if any) installed or caused to be installed by Tenant (including any cabling and wiring, installed above the ceiling of the Premises or below the floor of the Premises), all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal. Tenant’s obligations under this Section 15.2 shall survive the expiration or earlier termination of this Lease.

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[BigHat Biosciences, Inc.]
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ARTICLE 16

HOLDING OVER

If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate (prorated for partial months) equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

ARTICLE 17

ESTOPPEL CERTIFICATES

Within ten (10) business days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be in the form as may be reasonably required by any prospective mortgagee or purchaser of the Project (or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord’s mortgagee or Landlord’s prospective mortgagees. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. Failure by Tenant to so deliver such estoppel certificate shall be a material default of the provisions of this Lease after the expiration of applicable notice and cure periods. In addition, Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, including attorneys’ fees, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such estoppel certificate. Upon request from time to time, which request may only be made if Landlord is selling or financing the Building and if Tenant is not then publicly traded, Tenant agrees to provide to Landlord, within ten (10) days after Landlord’s delivery of written request therefor, current financial statements for Tenant, dated no earlier than one (1) year prior to such written request, certified as accurate by Tenant or, if available, audited financial statements prepared by an independent certified public accountant with copies of the auditor’s statement. If any guaranty is executed in connection with this Lease, Tenant also agrees to deliver to Landlord, within ten (10) days after Landlord’s delivery of written request therefor, current financial statements of the guarantor in a form consistent with the foregoing criteria. Landlord shall hold all such statements confidentially.

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[BigHat Biosciences, Inc.]
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ARTICLE 18

SUBORDINATION

This Lease is subject and subordinate to all present and future ground leases of the Project and to the lien of any mortgages or trust deeds, now or hereafter in force against the Project, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease, require in writing that this Lease be superior thereto; provided, however, that a condition precedent to the subordination of this Lease to any future ground or underlying lease or to the lien of any future mortgage or deed of trust is that Landlord shall obtain for the benefit of Tenant a commercially reasonable subordination, non-disturbance and attornment agreement from the landlord or lender of such future instrument. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground lease, as the case may be, if so requested to do so by such purchaser or lessor, and to recognize such purchaser or lessor as the lessor under this Lease. Tenant shall, within ten (10) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, or ground leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale. Within sixty (60) days after the execution of this Lease (or as soon thereafter as reasonably possible), Landlord shall obtain a non-disturbance agreement from the holder of any pre-existing mortgage encumbering the Building in the form attached hereto as Exhibit E, which Tenant agrees to promptly execute; provided, however, that Landlord agrees to use commercially reasonable efforts to cause such holder to include changes Tenant reasonably requests in such non-disturbance agreement.

ARTICLE 19

TENANT’S DEFAULTS; LANDLORD’S REMEDIES

19.1 Events of Default by Tenant. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any reduction of Rent. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

19.1.1 Any failure by Tenant to pay any Rent, Additional Rent or any other charge required to be paid under this Lease, or any part thereof, when due; and the continuation of such failure for more than five (5) days following Tenant’s receipt of written notice of delinquency; provided, however, that any such notice shall be in addition to any notice required under California Code of Civil Procedure Section 1161 and any similar or successor law; or

19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant (other than the payment of Rent or Additional Rent) where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible; or

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[BigHat Biosciences, Inc.]
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19.1.3 Abandonment of the Premises by Tenant.

19.1.4 Tenant makes an assignment for the benefit of creditors.

19.1.5 A receiver, trustee or custodian is appointed to or does take title, possession or control of all or substantially all of Tenant’s assets.

19.1.6 Tenant files a voluntary petition under the United States Bankruptcy Code or any successor statute as the same may be amended from time to time, (the “Bankruptcy Code”) or an order for relief is entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code.

19.1.7 Any involuntary petition is filed against Tenant under any chapter of the Bankruptcy Code and is not dismissed within one hundred twenty (120) days.

19.1.8 Intentionally Omitted.

19.1.9 Tenant fails to deliver an estoppel certificate in accordance with Article 17 within three (3) days after written notice of such failure.

19.1.10 Tenant’s interest in this Lease is attached, executed upon or otherwise judicially seized and such action is not released within one hundred twenty (120) days of the action.

19.2 Landlord’s Remedies Upon Default. Upon the occurrence of any such default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor; and Landlord may recover from Tenant the following:

(i) the worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; plus

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(v) at Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 19.2.1(i) and (ii), above, the “worth at the time of award” shall be computed by allowing interest at the Interest Rate set forth in Section 4.5 above. As used in Section 19.2.1(iii) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

19.2.3 Landlord may, but shall not be obligated to, make any such payment or perform or otherwise cure any such obligation, provision, covenant or condition on Tenant’s part to be observed or performed (and may enter the Premises for such purposes). In the event of Tenant’s failure to perform any of its obligations or covenants under this Lease, and such failure to perform poses a material risk of injury or harm to persons or damage to or loss of property, then Landlord shall have the right to cure or otherwise perform such covenant or obligation at any time after such failure to perform by Tenant, whether or not any such notice or cure period set forth in Section 19.1 above has expired. Any such actions undertaken by Landlord pursuant to the foregoing provisions of this Section 19.2.3 shall not be deemed a waiver of Landlord’s rights and remedies as a result of Tenant’s failure to perform and shall not release Tenant from any of its obligations under this Lease.

19.3 Payment by Tenant. Tenant shall pay to Landlord, within ten (10) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with Landlord’s performance or cure of any of Tenant’s obligations pursuant to the provisions of Section 19.2.3 above; and (ii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant’s obligations under this Section 19.3 shall survive the expiration or sooner termination of the Lease Term.

19.4 Sublessees of Tenant. If Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. If Landlord elects to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

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19.5 Waiver of Default. No waiver by Landlord of any violation or breach by Tenant of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach by Tenant of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon a default by Tenant shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

19.6 Efforts to Relet. For the purposes of this Article 19, Tenant’s right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord’s interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant’s right to possession.

19.7 Bankruptcy. In the event a debtor, trustee or debtor in possession under the Bankruptcy Code, or another person with similar rights, duties and powers under any other applicable laws, proposes to cure any default under this Lease or to assume or assign this Lease and is obliged to provide adequate assurance to Landlord that (a) a default shall be cured, (b) Landlord shall be compensated for its damages arising from any breach of this Lease and (c) future performance of Tenant’s obligations under this Lease shall occur, then such adequate assurances shall include any or all of the following, as designated by Landlord in its sole and absolute discretion:

(i) Those acts specified in the Bankruptcy Code or other applicable laws as included within the meaning of “adequate assurance,” even if this Lease does not concern a shopping center or other facility described in such applicable laws;

(ii) A prompt cash payment to compensate Landlord for any monetary defaults or actual damages arising directly from a breach of this Lease;

(iii) A cash deposit in an amount at least equal to the then-current amount of the Security Deposit; or

(iv) The assumption or assignment of all of Tenant’s interest and obligations under this Lease.

ARTICLE 20

LETTER OF CREDIT

20.1 Delivery of Letter of Credit. Concurrently with Tenant’s execution and delivery of this Lease, Tenant shall deliver to Landlord an unconditional, clean, irrevocable letter of credit (the “L-C”) in the amount set forth in Section 10 of the Summary (the “L-C Amount”), which L-C shall be issued by a money-center, solvent and nationally recognized bank (a bank which accepts deposits, maintains accounts, has a California office which will negotiate a letter of credit, or will accept draw requests by facsimile or overnight courier, and whose deposits are insured by the FDIC) reasonably acceptable to Landlord (such approved, issuing bank being referred to herein as the “Bank”), which Bank must have a short term Fitch Rating which is not less than “F1”, and a long term Fitch Rating which is not less than “A”(or in the event such Fitch Ratings are no longer available, a comparable rating from Standard and Poor’s Professional Rating Service or Moody’s Professional Rating Service) (collectively, the “Bank’s Credit Rating Threshold”), and which L-C shall be in the form of Exhibit F attached hereto. Landlord hereby approves Silicon Valley Bank to be the Bank. Tenant shall pay all expenses, points and/or fees incurred by Tenant in

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obtaining the L-C. The L-C shall (i) be “callable” at sight, irrevocable and unconditional, (ii) be maintained in effect, whether through renewal or extension, for the period commencing on the date of this Lease and continuing until the date (the “L-C Expiration Date”) that is no less than sixty (60) days after the expiration of the Lease Term as the same may be extended, and Tenant shall deliver a new L-C or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the L-C then held by Landlord, without any action whatsoever on the part of Landlord, (iii) be fully assignable by Landlord, its successors and assigns, (iv) permit partial draws and multiple presentations and drawings, and (v) be otherwise subject to the International Standby Practices-ISP 98, International Chamber of Commerce Publication #590. Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the L-C if any of the following shall have occurred or be applicable: (A) such amount is due to Landlord under the terms and conditions of this Lease and is not paid within applicable notice and cure periods, or (B) Tenant has filed a voluntary petition under the U. S. Bankruptcy Code or any state bankruptcy code (collectively, “Bankruptcy Code”), or (C) an involuntary petition has been filed against Tenant under the Bankruptcy Code and is not dismissed within sixty (60) days, or (D) the Lease has been rejected, or is deemed rejected, under Section 365 of the U.S. Bankruptcy Code, following the filing of a voluntary petition by Tenant under the Bankruptcy Code, or the filing of an involuntary petition against Tenant under the Bankruptcy Code, or (E) the Bank has notified Landlord that the L-C will not be renewed or extended through the L-C Expiration Date and Tenant fails to provide a replacement letter of credit that complies with the requirements in this Section at least thirty (30) days before the expiration date of the L-C, or (F) Tenant is placed into receivership or conservatorship, or becomes subject to similar proceedings under Federal or State law that is not dismissed within sixty (60) days, or (G) Tenant executes an assignment for the benefit of creditors, or (H) if (1) any of the Bank’s Fitch Ratings (or other comparable ratings to the extent the Fitch Ratings are no longer available) have been reduced below the Bank’s Credit Rating Threshold, or (2) there is otherwise a material adverse change in the financial condition of the Bank, and Tenant has failed to provide Landlord with a replacement letter of credit, conforming in all respects to the requirements of this Article 20 (including, but not limited to, the requirements placed on the issuing Bank more particularly set forth in this Section 20.1 above), in the amount of the applicable L-C Amount, within ten (10) business days following Landlord’s written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) (each of the foregoing being an “L-C Draw Event”). The L-C shall be honored by the Bank regardless of whether Tenant disputes Landlord’s right to draw upon the L-C, and regardless of any discrepancies between the L-C and this Lease. In addition, in the event the Bank is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation or any successor or similar entity, then, effective as of the date such receivership or conservatorship occurs, said L-C shall be deemed to fail to meet the requirements of this Article 20, and, within ten (10) business days following Landlord’s notice to Tenant of such receivership or conservatorship (the “L-C FDIC Replacement Notice”), Tenant shall replace such L-C with a substitute letter of credit from a different issuer (which issuer shall meet or exceed the Bank’s Credit Rating Threshold and shall otherwise be acceptable to Landlord in its reasonable discretion) and that complies in all respects with the requirements of this Article 20. If Tenant fails to replace such L-C with such conforming, substitute letter of credit pursuant to the terms and conditions of this Section 20.1, then, notwithstanding anything in this Lease to the contrary, Landlord shall have the right to declare Tenant in default of this Lease for which there shall be no notice or grace or cure periods being applicable thereto (other than the aforesaid ten (10) business day period). In the event of an assignment by Tenant of its interest in the Lease (and irrespective of whether Landlord’s consent is required for such assignment), the acceptance of any replacement or substitute letter of credit by Landlord from the assignee shall be subject to Landlord’s prior written approval, in Landlord’s reasonable discretion. In the event that Landlord draws upon the L-C (i) solely due to Tenant’s failure to renew or replace the L-C on a timely basis, such failure shall not constitute a default hereunder and (ii) Tenant shall at any time thereafter be entitled to provide Landlord with a replacement L-C that satisfies the requirements hereunder, at which time Landlord shall return the cash proceeds of the original L-C drawn by Landlord.

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20.2 Application of L-C. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the L-C upon the occurrence of any L-C Draw Event. In the event of any L-C Draw Event, Landlord may, but without obligation to do so, and without notice to Tenant (except in connection with an L-C Draw Event under Section 20.1(H) above), draw upon the L-C, in part or in whole, to cure any such L-C Draw Event and/or to compensate Landlord for any and all damages of any kind or nature sustained or which Landlord reasonably estimates that it will sustain resulting from Tenant’s breach or default of the Lease or other L-C Draw Event and/or to compensate Landlord for any and all damages arising out of, or incurred in connection with, the termination of this Lease, including, without limitation, those specifically identified in Section 1951.2 of the California Civil Code. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any applicable law, it being intended that Landlord shall not first be required to proceed against the L-C, and such L-C shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the L-C, either prior to or following a “draw” by Landlord of any portion of the L-C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw upon the L-C. No condition or term of this Lease shall be deemed to render the L-C conditional to justify the issuer of the L-C in failing to honor a drawing upon such L-C in a timely manner. Tenant agrees and acknowledges that (i) the L-C constitutes a separate and independent contract between Landlord and the Bank, (ii) Tenant is not a third party beneficiary of such contract, (iii) Tenant has no property interest whatsoever in the L-C or the proceeds thereof, and (iv) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, Tenant is placed into receivership or conservatorship, and/or there is an event of a receivership, conservatorship or a bankruptcy filing by, or on behalf of, Tenant, neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the L-C and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.

20.3 L-C Amount; Maintenance of L-C by Tenant; Liquidated Damages.

20.3.1 L-C Amount. The L-C Amount shall be equal to the amount set forth in Section 10 of the Summary.

20.3.2 In General. If, as a result of any drawing by Landlord of all or any portion of the L-C, the amount of the L-C shall be less than the L-C Amount, Tenant shall, within five (5) business days thereafter, provide Landlord with (i) an amendment to the L-C restoring such L-C to the L-C Amount or (ii) additional L-Cs in an amount equal to the deficiency, which additional L-Cs shall comply with all of the provisions of this Article 20. If Tenant fails to comply with the foregoing, Landlord shall send a second notice requesting that Tenant provide Landlord with (i) an amendment to the L-C restoring such L-C to the L-C Amount or (ii) additional L-Cs in an amount equal to the deficiency. If Tenant fails to provide Landlord with (i) an amendment to the L-C restoring such L-C to the L-C Amount or (ii) additional L-Cs in an amount equal to the deficiency within five (5) business days of receipt of such second notice, then notwithstanding anything to the contrary contained in Section 19.1, the same shall constitute a default by Tenant under this Lease (without the need for any additional notice and/or cure period). Tenant further covenants and warrants that it will neither assign nor encumber the L-C or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

20.3.3 Without limiting the generality of the foregoing, if the L-C expires earlier than the L-C Expiration Date, Landlord will accept a renewal thereof (such renewal letter of credit to be in effect and delivered to Landlord, as applicable, not later than thirty (30) days prior to the expiration of the L-C), which shall be irrevocable and automatically renewable as above provided through the L-C Expiration Date

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upon the same terms as the expiring L-C or such other terms as may be acceptable to Landlord in its sole discretion. If Tenant exercises its option to extend the Lease Term pursuant to the extension option rider attached hereto as Rider 1 of this Lease then, not later than thirty (30) days prior to the commencement of the Option Term, Tenant shall deliver to Landlord a new L-C or certificate of renewal or extension evidencing the L-C Expiration Date as sixty (60) days after the expiration of the Option Term. However, if the L-C is not timely renewed, or if Tenant fails to maintain the L-C in the amount and in accordance with the terms set forth in this Article 20, Landlord shall have the right to present the L-C to the Bank in accordance with the terms of this Article 20, and the proceeds of the L-C may be applied by Landlord against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach or default by Tenant under this Lease. In the event Landlord elects to exercise its rights under the foregoing item (x), Landlord agrees to pay to Tenant within thirty (30) days after the L-C Expiration Date the amount of any proceeds of the L-C received by Landlord and not applied against any Rent payable by Tenant under this Lease that was not paid when due or used to pay for any losses and/or damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any breach or default by Tenant under this Lease.

20.4 Transfer and Encumbrance. The L-C shall provide that Landlord, its successors and assigns, may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer (one or more times) all or any portion of its interest in and to the L-C to another party, person or entity, in connection with the assignment by Landlord of its rights and interests in and to this Lease, or separate from this Lease if such assignment is to Landlord’s lender. In the event of a transfer of Landlord’s interest in the Building, Landlord shall transfer the L-C to the transferee and thereupon Landlord shall, without any further agreement between the parties, provided the transferee assumes all of Landlord’s obligations hereunder, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of said L-C to a new landlord. In connection with any such transfer of the L-C by Landlord, Tenant shall, at Tenant’s sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be reasonably necessary to effectuate such transfer, and Tenant shall be responsible for paying the Bank’s reasonable transfer and processing fees in connection therewith.

20.5 L-C Not a Security Deposit. Landlord and Tenant (1) acknowledge and agree that in no event or circumstance shall the L-C or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any law applicable to security deposits in the commercial context, including, but not limited to, Section 1950.7 of the California Civil Code, as such Section now exists or as it may be hereafter amended or succeeded (the “Security Deposit Laws”), (2) acknowledge and agree that the L-C (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (3) waive any and all rights, duties and obligations that any such party may now, or in the future will, have relating to or arising from the Security Deposit Laws. Tenant hereby irrevocably waives and relinquishes the provisions of Section 1950.7 of the California Civil Code and any successor statute, and all other provisions of law, now or hereafter in effect, which (x) establish the time frame by which a landlord must refund a security deposit under a lease, and/or (y) provide that a landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by a tenant or to clean the premises, it being agreed that Landlord may, in addition, claim those sums specified in this Article 20 and/or those sums reasonably necessary to (a) compensate Landlord for any loss or damage caused by Tenant’s breach of this Lease, including any damages Landlord suffers following termination of this Lease, and/or (b) compensate Landlord for any and all damages arising out of, or incurred in connection with, the termination of this Lease, including, without limitation, those specifically identified in Section 1951.2 of the California Civil Code.

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20.6 Non-Interference By Tenant. Tenant agrees not to interfere in any way with any payment to Landlord of the proceeds of the L-C, either prior to or following a “draw” by Landlord of all or any portion of the L-C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw down all or any portion of the L-C. No condition or term of this Lease shall be deemed to render the L-C conditional and thereby afford the Bank a justification for failing to honor a drawing upon such L-C in a timely manner. Tenant shall not request or instruct the Bank of any L-C to refrain from paying sight draft(s) drawn under such L-C.

20.7 Waiver of Certain Relief. Tenant unconditionally and irrevocably waives (and as an independent covenant hereunder, covenants not to assert) any right to claim or obtain any of the following relief in connection with the L-C:

20.7.1 A temporary restraining order, temporary injunction, permanent injunction, or other order that would prevent, restrain or restrict the presentment of sight drafts drawn under any L-C or the Bank’s honoring or payment of sight draft(s); or

20.7.2 Any attachment, garnishment, or levy in any manner upon either the proceeds of any L-C or the obligations of the Bank (either before or after the presentment to the Bank of sight drafts drawn under such L-C) based on any theory whatsoever.

20.8 Remedy for Improper Drafts. Tenant’s sole remedy in connection with the improper presentment or payment of sight drafts drawn under any L-C shall be the right to obtain from Landlord a refund of the amount of any sight draft(s) that were improperly presented or the proceeds of which were misapplied, together with interest at the Interest Rate and reasonable actual out-of-pocket attorneys’ fees, provided that at the time of such refund, Tenant increases the amount of such L-C to the amount (if any) then required under the applicable provisions of this Lease. Tenant acknowledges that the presentment of sight drafts drawn under any L-C, or the Bank’s payment of sight drafts drawn under such L-C, could not under any circumstances cause Tenant injury that could not be remedied by an award of money damages, and that the recovery of money damages would be an adequate remedy therefor. In the event Tenant shall be entitled to a refund as aforesaid and Landlord shall fail to make such payment within ten (10) business days after demand, Tenant shall have the right to deduct the amount thereof together with interest thereon at the Interest Rate from the next installment(s) of Base Rent.

ARTICLE 21

COMPLIANCE WITH LAW

Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures, other than the making of structural changes or changes to the Building’s life safety system or alterations that would be considered capital expenditures (collectively the “Excluded Changes”); provided, however, to the extent such Excluded Changes are required due to or triggered by Tenant’s improvements or alterations to and/or manner of use of the Premises, Landlord shall perform such work, at Tenant’s cost (which shall be paid by Tenant to Landlord within ten (10) days after Tenant’s receipt of invoice therefor from Landlord). In addition, Tenant shall fully comply with all present or future legally required programs intended to manage parking, transportation or traffic in and around the Project, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

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ARTICLE 22

ENTRY BY LANDLORD

Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (of not less than one (1) business day except in the event of an emergency) to enter the Premises to: (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants, or to the ground lessors; (iii) to post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building, or as Landlord may otherwise deem necessary. Notwithstanding anything to the contrary contained in this Article 22, Landlord may enter the Premises at any time, without notice to Tenant, in emergency situations and/or to perform janitorial or other services required of Landlord pursuant to this Lease. Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant’s vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to enter without notice and use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. Notwithstanding the foregoing, any entry by Landlord or Landlord’s agents shall not unreasonably interfere with Tenant’s operations more than reasonably necessary, and shall comply with Tenant’s reasonable security measures, including wearing appropriate personal protective equipment (PPE) where required.

ARTICLE 23

PARKING

Throughout the Lease Term, Tenant shall have the right to use, on a “first-come, first-serve” basis, in common with other tenants of the Building and free of parking charges, the number of unreserved parking spaces set forth in Section 12 of the Summary, which unreserved parking spaces are located in the Parking Areas servicing the Building as shall be designated by Landlord from time to time for unreserved parking for the tenants of the Building. Tenant shall (i) abide by (A) the Parking Rules and Regulations which are in effect on the date hereof, as set forth in the attached Exhibit D and all reasonable modifications and additions thereto which are prescribed from time to time for the orderly operation and use of the Parking Areas by Landlord, and/or Landlord’s Parking Operator (as defined below), and (B) all recorded covenants, conditions and restrictions affecting the Building, and (ii) cooperate in seeing that Tenant’s employees and visitors also comply with the Parking Rules and Regulations (and all such modifications and additions thereto, as the case may be), any such other rules and regulations and covenants, conditions and restrictions. Landlord (and/or any other owners of the Project) specifically reserve the right to change the size, configuration, design, layout, location and all other aspects of the Parking Areas (including without limitation, implementing paid visitor parking), and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to

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time, temporarily close-off or restrict access to the Parking Areas so long as the same does not (other than on a temporary basis of less than one (1) week) reduce the number and availability of parking spaces available to Tenant under this Lease. Landlord may delegate its responsibilities hereunder to a parking operator (the “Parking Operator”) in which case the Parking Operator shall have all the rights of control attributed hereby to Landlord. Any parking tax or other charges imposed by governmental authorities in connection with the use of such parking shall be paid directly by Tenant or the parking users, or, if directly imposed against Landlord, Tenant shall reimburse Landlord for all such taxes and/or charges within thirty (30) days after Landlord’s demand therefor. The parking rights provided to Tenant pursuant to this Article 23 are provided solely for use by Tenant’s own personnel and such rights may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord’s prior approval, except in connection with an assignment of this Lease or sublease of the Premises made in accordance with Article 14 above. All visitor parking by Tenant’s visitors shall be subject to availability, as reasonably determined by Landlord (and/or the Parking Operator, as the case may be), parking in such visitor parking areas as may be designated by Landlord (and/or the Parking Operator) from time to time, and payment by such visitors of the prevailing visitor parking rate (if any) charged by Landlord (and/or the Parking Operator) from time to time.

ARTICLE 24

MISCELLANEOUS PROVISIONS

24.1 Terms; Captions. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

24.2 Binding Effect. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 above.

24.3 No Waiver. No waiver of any provision of this Lease shall be implied by any failure of a party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by a party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant’s right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

24.4 Modification of Lease. If any current or prospective mortgagee or ground lessor for the Project requires modifications to this Lease, which modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder or unreasonably interfere with Tenant’s use of or access to the Premises, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever reasonable documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor.

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If Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant shall execute such short form of Lease and to deliver the same to Landlord within ten (10) days following the request therefor.

24.5 Transfer of Landlord’s Interest. Landlord has the right to transfer all or any portion of its interest in the Project, the Building and/or in this Lease, and upon any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant shall look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of transfer. The liability of any transferee of Landlord shall be limited to the amount of the interest of such transferee in the Project including all proceeds therefrom and such transferee shall otherwise be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Landlord may also assign its interest in this Lease to a mortgage lender as additional security, but such assignment shall not release Landlord from its obligations hereunder and Tenant shall continue to look to Landlord for the performance of its obligations hereunder. Except for Landlord’s liability as limited under the second sentence of this Section 24.5, neither Landlord nor any of its affiliates, nor any of their respective partners, shareholders, directors, officers, employees, members or agents shall be personally liable for Landlord’s obligations or any deficiency under this Lease, and service of process shall not be made against any shareholder, member, director, officer, employee or agent of Landlord or any of Landlord’s affiliates. No partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates shall be sued or named as a party in any suit or action, and service of process shall not be made against any partner or member of Landlord except as may be necessary to secure jurisdiction of the partnership, joint venture or limited liability company, as applicable. No partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates shall be required to answer or otherwise plead to any service of process, and no judgment shall be taken or writ of execution levied against any partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates.

24.6 Prohibition Against Recording. Except as provided in Section 24.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord’s election.

24.7 Landlord’s Title; Air Rights. Landlord’s title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

24.8 Tenant’s Signs.

24.8.1 Interior Signs. Tenant shall be entitled, at Landlord’s initial cost and expense, to one (1) identification sign on or near the entry doors of the Premises and for multi-tenant floors (if any) on which the Premises are located, one (1) identification or directional sign, as designated by Landlord, in the elevator lobby on the floor on which the Premises are located and signage in the lobby of the Building consistent with other tenants in the Building; any Landlord approved changes to such signage shall be at Tenant’s sole cost and expense. Such signs shall be installed by a signage contractor designated by Landlord. The location, quality, design, style, lighting and size of such signs shall be consistent with the Landlord’s Building standard signage program and shall be subject to Landlord’s prior written approval, in its reasonable discretion. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at its sole cost and expense, for the removal of such signage and the repair of all damage to the

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Building caused by such removal. Except for such identification signs, Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Project. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises or Building are subject to the prior approval of Landlord, in its sole and absolute discretion.

24.8.2 Exterior Signage. Subject to the terms hereof and in addition to the signage rights expressly set forth above in this Section 24.8.1, Tenant, at Tenant’s sole cost and expense, shall be entitled to install, at Tenant’s sole cost, one (1) Building-top sign on the Building identifying Tenant’s name and logo thereon (including lighting) in a location to be mutually approved by Landlord and Tenant (collectively, the “Tenant’s Signage”).

24.8.3 Specifications and Permits. The Tenant’s Signage shall set forth Tenant’s name and/or logo as determined by Tenant in its sole discretion, but subject to Landlord’s reasonable approval, and in no event shall the Tenant’s Signage include an “Objectionable Name,” as that term is defined below. The graphics, materials, color, design, lettering, lighting, size, illumination, specifications and exact location of the Tenant’s Signage shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and shall be consistent and compatible with the quality and nature of the Project and Landlord’s Building standard signage specifications. In addition, the Tenant’s Signage shall be subject to Tenant’s receipt of all necessary governmental or quasi-governmental approvals and permits (collectively, “Governmental Approvals”) and shall be subject to the CC&Rs (as the same may be modified). Landlord shall use commercially reasonable efforts, at no cost to Landlord, to assist Tenant in obtaining all necessary Governmental Approvals for the Tenant’s Signage. Tenant hereby acknowledges that Landlord has made no representation or warranty to Tenant with respect to the probability of obtaining all necessary Governmental Approvals for the Tenant’s Signage. In the event Tenant does not receive the necessary Governmental Approvals for the Tenant’s Signage, Tenant’s and Landlord’s rights and obligations under the remaining terms, covenants and conditions of this Lease shall be unaffected.

24.8.4 Objectionable Name. To the extent Tenant desires to change the name and/or logo set forth on the Tenant’s Signage, such name and/or logo shall not have a name which relates to an entity which is of a character or reputation, or is associated with a political faction or orientation, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of the Comparable Buildings (an “Objectionable Name”). Landlord agrees that “BigHat” is not an Objectionable Name.

24.8.5 Termination of Right to Tenant’s Signage. The building top Tenant’s Signage right granted to Tenant under Section 24.8.3 may not be used for subtenants subleasing less than fifty percent (50%) of the Premises; provided, however, that any such subtenant or any assignee’s right to use such building top sign rights is subject to the name of such assignee or subtenant not being an Objectionable Name.

24.8.6 Cost and Maintenance; Change and Replacement. The actual costs of the Tenant’s Signage and the installation, design, construction and any and all other costs associated with the Tenant’s Signage, including, without limitation, utility charges and hook-up fees, permits, and maintenance and repairs, shall be the sole responsibility of Tenant. Should the Tenant’s Signage require repairs and/or maintenance, as determined in Landlord’s reasonable judgment, Landlord shall have the right to provide notice thereof to Tenant and Tenant (except as set forth below) shall cause such repairs and/or maintenance to be performed within thirty (30) days after receipt of such notice from Landlord, at Tenant’s sole cost and expense; provided, however, if such repairs and/or maintenance are reasonably expected to require longer

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than thirty (30) days to perform, Tenant shall commence such repairs and/or maintenance within such thirty (30) day period and shall diligently prosecute such repairs and maintenance to completion. Should Tenant fail to perform such repairs and/or maintenance within the periods described in the immediately preceding sentence, Landlord shall, upon the delivery of an additional five (5) business days’ prior written notice, have the right to cause such work to be performed and to charge Tenant as Additional Rent for the actual, reasonable cost of such work. Subject to Tenant’s agreement to comply with the terms of this Section 24.8 and Landlord’s reasonable approval, Tenant shall be permitted to change and/or replace the Tenant’s Signage periodically in Tenant’s reasonable discretion. Upon the expiration or earlier termination of this Lease or upon any earlier termination of Tenant’s rights to the Tenant’s Signage as set forth herein, Tenant shall, at Tenant’s sole cost and expense, cause the Tenant’s Signage to be removed and shall repair any damage caused by such removal. If Tenant fails to timely remove the Tenant’s Signage or to restore the areas in which such the Tenant’s Signage was located, as provided in the immediately preceding sentence, then Landlord may perform such work, and all actual, reasonable costs incurred by Landlord in so performing shall be reimbursed by Tenant to Landlord within thirty (30) days after Tenant’s receipt of an invoice therefor. The terms and conditions of this Section 24.8.7 shall survive the expiration or earlier termination of the Lease.

24.8.7 Future Signage. In the event Landlord constructs a multi-tenant monument sign serving the Building, then Tenant shall have the right, at Tenant’s sole cost and expense, to place its name and logo thereon. The terms of Sections 24.8.3, 24.8.4 and 24.8.6 shall apply to Tenant’s rights in this Section 24.8.7.

24.9 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

24.10 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant’s designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

24.11 Time of Essence. Time is of the essence of this Lease and each of its provisions.

24.12 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

24.13 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the Exhibits attached hereto.

24.14 Landlord Exculpation. Notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties under this Lease (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the ownership interest of

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Landlord in the Project (including any proceeds thereof), and neither Landlord, nor any of the Landlord Parties (except for Landlord’s liability as limited in the preceding portion of this sentence) shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

24.15 Entire Agreement. There are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

24.16 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Building and/or in any other building and/or any other portion of the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

24.17 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, pandemics, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, the “Force Majeure”), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party’s performance caused by a Force Majeure; provided, however, Tenant’s rights to abate rent or terminate this Lease shall not be delayed as a result thereof, except as expressly provided in this Lease.

24.18 Waiver of Redemption by Tenant. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease.

24.19 Notices. All notices, demands, statements or communications (collectively, “Notices”) given or required to be given by either party to the other hereunder shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested, (B) delivered by a nationally recognized overnight courier, or (C) delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given three (3) business days after the date it is mailed as provided in this Section 24.19, the date overnight courier delivery is made or upon the date personal delivery is made or

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rejected. If Tenant is notified of the identity and address of Landlord’s mortgagee or ground lessor, Tenant shall give to such mortgagee or ground lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground lessor shall be given a reasonable opportunity to cure such default prior to Tenant’s exercising any remedy available to Tenant.

24.20 Joint and Several. If there is more than one person or entity executing this Lease as Tenant, the obligations imposed upon such persons and entities under this Lease are and shall be joint and several.

24.21 Representations. Tenant guarantees, warrants and represents that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant has and is duly qualified to do business in the state in which the Project is located, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Tenant’s obligations hereunder, (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so and (e) neither (i) the execution, delivery or performance of this Lease nor (ii) the consummation of the transactions contemplated hereby will violate or conflict with any provision of documents or instruments under which Tenant is constituted or to which Tenant is a party. In addition, Tenant guarantees, warrants and represents that it is not a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) or other similar governmental action.

24.22 Jury Trial; Attorneys’ Fees. IF EITHER PARTY COMMENCES LITIGATION AGAINST THE OTHER FOR THE SPECIFIC PERFORMANCE OF THIS LEASE, FOR DAMAGES FOR THE BREACH HEREOF OR OTHERWISE FOR ENFORCEMENT OF ANY REMEDY HEREUNDER, THE PARTIES HERETO AGREE TO AND HEREBY DO WAIVE ANY RIGHT TO A TRIAL BY JURY. In the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys’ fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

24.23 Governing Law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Project is located.

24.24 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

24.25 Brokers. Landlord and Tenant each hereby represents and warrants to the other party that it (i) has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 11 of the Summary (collectively, the “Brokers”), and (ii) knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party’s dealings with any real estate broker or agent in connection with this Lease other than the Brokers. Landlord shall be responsible to pay the commission or fee due to the Brokers as and to the extent provided in a separate written agreement.

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24.26 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Project or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

24.27 Building Name and Signage. Landlord shall have the right at any time to change the name(s) of the Building and Project and to install, affix and maintain any and all signs on the exterior and on the interior of the Building and any portion of the Project as Landlord may, in Landlord’s sole discretion, desire. Tenant shall not use the names of the Building or Project or use pictures or illustrations of the Building or Project in advertising or other publicity, without the prior written consent of Landlord.

24.28 Building Directory. If the Building contains a tenant name directory, Landlord shall include Tenant’s name and location in the Building on one (1) line on the Building directory. The initial cost of such directory signage shall be paid for by Landlord, but any subsequent charges thereto shall be at Tenant’s cost.

24.29 Confidentiality. Except as may be required by law or in litigation with Landlord, Tenant shall use commercially reasonable efforts to keep the content of this Lease and any related documents confidential and not disclose such confidential information to any person or entity other than Tenant’s financial, legal, and space planning consultants, proposed subtenants and current and proposed lenders, investors and business partners.

24.30 Landlord’s Construction. Except as specifically set forth in this Lease or in the Tenant Work Letter: (i) Landlord has no obligation to alter, remodel, improve, renovate, repair or decorate the Premises, the Building, the Project, or any part thereof; and (ii) no representations or warranties respecting the condition of the Premises, the Building or the Project have been made by Landlord to Tenant. Tenant acknowledges that prior to and during the Lease Term, Landlord (and/or any common area association) will be completing construction and/or demolition work pertaining to various portions of the Building, the Premises, and/or the Project, including without limitation, landscaping and tenant improvements for premises for other tenants and, at Landlord’s sole election, such other buildings, improvements, landscaping and other facilities within or as part of the Project as Landlord (and/or such common area association) shall from time to time desire (collectively, the “Construction”). In connection with such Construction, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the common areas, or perform work in the Building and/or the Project, which work may create noise, dust or leave debris in the Building and/or the Project. Notwithstanding the foregoing, Landlord’s Construction shall be performed in such a manner as to not unreasonably interfere with Tenant’s access to or use of the Premises for Tenant’s business purposes, or materially decrease Tenant’s rights or increase Tenant’s obligations under this Lease. Tenant hereby agrees that such Construction and Landlord’s actions in connection with such Construction shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent so long as such Construction does not unreasonably interfere with Tenant’s access to or use of the Premises for Tenant’s business purposes. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant’s business arising from such Construction, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of

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the Premises or of Tenant’s personal property or improvements resulting from such Construction or Landlord’s actions in connection with such Construction, or for any inconvenience or annoyance occasioned by such Construction or Landlord’s actions in connection with such Construction. Landlord reserves full control over the Project to the extent not inconsistent with Tenant’s enjoyment the same as provided in this Lease. This reservation includes Landlord’s right to subdivide the Project and convert portions of the Project to condominium units, change the size of the Project by selling all or a portion of the Project or adding real property and any improvements thereon to the Project; grant easements and licenses to third parties and maintain or establish ownership of the Buildings separate from the fee title to the Project.

24.31 Intentionally Omitted.

24.32 Net Lease. This Lease shall be deemed and construed to be an “absolute net lease” and, except as herein expressly provided, Landlord shall receive all payments required to be made by Tenant free from all charges, assessments, impositions, expenses and deductions of any and every kind or nature whatsoever. Landlord shall not be required to furnish any services or facilities or to make any repairs, replacements or alterations of any kind in or on the Premises except as specifically provided herein.

24.33 Water Sensors. Tenant shall, at Tenant’s sole cost and expense, be responsible for promptly installing web-enabled wireless water leak sensor devices designed to alert the Tenant on a twenty-four (24) hour seven (7) day per week basis if a water leak is occurring in the Premises (which water sensor device(s) located in the Premises shall be referred to herein as “Water Sensors”). The Water Sensors shall be installed in any areas in the Premises where water is utilized (such as sinks, pipes, faucets, water heaters, coffee machines, ice machines, water dispensers and water fountains), and in locations that may be designated from time to time by Landlord (the “Sensor Areas”). In connection with any Alterations affecting or relating to any Sensor Areas, Landlord may require Water Sensors to be installed or updated in Landlord’s sole and absolute discretion. With respect to the installation of any such Water Sensors, Tenant shall obtain Landlord’s prior written consent, use an experienced and qualified contractor reasonably approved by Landlord, and comply with all of the other provisions of Article 8 of this Lease. Tenant shall, at Tenant’s sole cost and expense, pursuant to Article 7 of this Lease keep any Water Sensors located in the Premises (whether installed by Tenant or someone else) in good working order, repair and condition at all times during the Lease Term and comply with all of the other provisions of Article 7 of this Lease. Notwithstanding any provision to the contrary contained herein, Landlord has neither an obligation to monitor, repair or otherwise maintain the Water Sensors, nor an obligation to respond to any alerts it may receive from the Water Sensors or which may be generated from the Water Sensors. Upon the expiration of the Lease Term, or immediately following any earlier termination of this Lease, Landlord reserves the right to require Tenant, at Tenant’s sole cost and expense, to remove all Water Sensors installed by Tenant, and repair any damage caused by such removal; provided, however, if the Landlord does not require the Tenant to remove the Water Sensors as contemplated by the foregoing, then Tenant shall leave the Water Sensors in place together with all necessary user information such that the same may be used by a future occupant of the Premises (e.g., the Water Sensors shall be unblocked and ready for use by a third-party). If Tenant is required to remove the Water Sensors pursuant to the foregoing and Tenant fails to complete such removal and/or fails to repair any damage caused by the removal of any Water Sensors, Landlord may do so and may charge the cost thereof to Tenant.

24.34 Approvals. Whenever this Lease requires an approval, consent, determination or judgment by either Landlord or Tenant, unless another standard is expressly set forth in this Lease, such approval, consent, determination or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed.

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24.35 Sustainability.

24.35.1 Sustainable Building Operations.

(a)This Building is or may become in the future certified under the Green Building Initiative’s Green Globes™ for Continual Improvement of Existing Buildings (Green Globes™-CIEB), the U.S. Green Building Council’s Leadership in Energy and Environmental Design (LEED) rating system, or operated pursuant to Landlord’s sustainable building practices. Landlord’s sustainability practices address whole-building operations and maintenance issues including chemical use; indoor air quality; energy efficiency; water efficiency; recycling programs; exterior maintenance programs; and systems upgrades to meet green building energy, water, Indoor Air Quality, and lighting performance standards. Notwithstanding the foregoing, Tenant shall not be required to comply with any Green Building Initiatives or other rating systems as set forth above until the Building is certified as such, and Tenant shall only be required to comply with such Green Building Initiatives with respect to any upgrades, alterations or improvements made by Tenant after the Building is certified as set forth above. In no event shall Tenant be required to make changes, improvements and/or other repairs or replacements to the Premises in order to make the Premises compliant with the above stated initiatives and rating systems. All construction and maintenance methods and procedures, material purchase, and disposal of waste must be in compliance with minimum standards and specifications, in addition to all applicable laws.

(b)Tenant shall use proven energy and carbon reduction measures, including energy efficient bulbs in task lighting; use of lighting controls; daylighting measures to avoid over-lighting interior spaces; closing shades on the south side of the Building to avoid over heating the space; turning off lights and equipment at the end of the work day; and purchasing, with respect to any new equipment that Tenant purchases for the Premises, ENERGY STAR® qualified equipment including but not limited to lighting, office equipment, commercial and residential quality kitchen equipment, vending and ice machines; purchasing products certified by the U.S. EPA’s Water Sense® program. Tenant shall not be required to replace any existing equipment used by Tenant as of the date of this Lease which Tenant intends to install in the Premises in order to comply with this provisions of this Section 24.35(b).

24.35.2 Recycling and Waste Management. Tenant covenants and agrees, at its sole cost and expense: (a) to comply with all present and future laws, orders and regulations of the Federal, State, county, municipal or other governing authorities, departments, commissions, agencies and boards regarding the collection, sorting, separation, and recycling of garbage, trash, rubbish and other refuse (collectively, “trash”); (b) to comply with Landlord’s recycling policy as part of Landlord’s sustainability practices where it may be more stringent than applicable law; (c) to sort and separate its trash and recycling into such categories as are provided by law or Landlord’s sustainability practices; (d) that each separately sorted category of trash and recycling shall be placed in separate receptacles as directed by Landlord; (e) that Landlord reserves the right to refuse to collect or accept from Tenant any waste that is not separated and sorted as required by law, and to require Tenant to arrange for such collection of Tenant’s sole cost and expense, utilizing a contractor satisfactory to Landlord; and (f) that Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Landlord or Tenant by reason of Tenant’s failure to comply with the provisions of this Section.

[Remainder of Page Intentionally Left Blank; Signatures on Next Page]

54	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

“Landlord”:

BP3-SF6 1900 ADLP LLC,
a Delaware limited liability company

By:	/s/ W. Neil Fox, III
Name:	W. Neil Fox, III
Its:	Chief Executive Officer

“Tenant”:

BIGHAT BIOSCIENCES, INC.,
a Delaware corporation

By:	/s/ Mark DePristo
Name:	Mark DePristo
Its:	CEO

By:
Name:
Its:

***

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

55	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT A

OUTLINE OF FLOOR PLAN OF PREMISES

Floor Plan - 3rd Floor

EXHIBIT A	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT A-1

SITE PLAN OF PROJECT

EXHIBIT A-1	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT B

TENANT WORK LETTER

This Tenant Work Letter (“Tenant Work Letter”) shall set forth the terms and conditions relating to the construction of the Premises. All references in this Tenant Work Letter to the “Lease” shall mean the relevant portions of the Lease to which this Tenant Work Letter is attached as Exhibit B.

SECTION 1

BASE, SHELL AND CORE

Landlord has previously constructed the base, shell and core (i) of the Premises and (ii) of the floor(s) of the Building on which the Premises are located (collectively, the “Base, Shell and Core”), and, except as provided in the Lease, Tenant shall accept the Base, Shell and Core in its current “As-Is” condition existing as of the date of the Lease. Except for the Allowances set forth below, and as otherwise expressly provided in the Lease, Landlord shall not be obligated to make or pay for any alterations or improvements to the Premises, the Building or the Project.

SECTION 2

TENANT IMPROVEMENTS

2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the “Tenant Improvement Allowance”) in the amount of up to, but not exceeding Fifteen Dollars ($15.00) per rentable square foot of the Premises (i.e., up to Four Hundred Sixty-Six Thousand Seven Hundred Fifty-Five Dollars ($466,755.00) based on 31,117 rentable square feet of the Premises), to help Tenant pay for the costs of the design, permitting and construction of Tenant’s initial improvements which are permanently affixed to the Premises (collectively, the “Tenant Improvements”). Notwithstanding anything above to the contrary, in the event there exists an Over-Allowance Amount (as defined below), Tenant shall have the option, exercisable upon written notice to Landlord prior to the date Tenant is obligated to pay such Over-Allowance Amount, to receive a one-time additional improvement allowance (the “Additional Allowance”) in the amount not to exceed Ten Dollars ($10.00) per rentable square foot of the Premises, (i.e., up to Three Hundred Eleven Thousand One Hundred Seventy Dollars ($311,170.00) based on 31,117 rentable square feet in the Premises). In the event Tenant exercises such option and as consideration for Landlord providing such Additional Allowance to Tenant, the Base Rent payable by Tenant throughout the entire ninety-eight (98) month initial Lease Term (“Amortization Period”) shall be increased by an amount sufficient to fully amortize such Additional Allowance throughout said ninety-eight (98) month period based upon monthly payments of principal and interest, with interest imputed on the outstanding principal balance at the rate of eight percent (8%) per annum (the “Amortization Rent”) and such Amortization Rent shall be subject to the annual Base Rent increase of three and one-half percent (3.5%). By way of illustration, if Tenant utilizes the entire Additional Allowance then the initial Base Rent payable by Tenant under this Lease shall be increased by $4,334.79 and the Base Rent schedule set forth in Section 8 of the Summary shall be revised to reflect such increased Base Rent and such increased Base Rent shall be subject to the annual three and one-half percent (3.5%) increase for all time periods under this Lease. Such revised Base Rent schedule shall be memorialized in an amendment to this Lease to be executed by Landlord and Tenant. Notwithstanding anything in the Lease to the contrary, in no event shall the Amortization Rent be deemed to be Abated Rent nor subject to the abatement of Base Rent set forth in the second paragraph of Article 3 of this Lease. The Tenant Improvement Allowance and the Additional Allowance may collectively be referred to herein as the “Allowances”. In no event shall

EXHIBIT B	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

Landlord be obligated to make disbursements for the cost of the Tenant Improvements pursuant to this Tenant Work Letter in a total amount which exceeds the Allowances. Except as provided in Section 2.2.1.8 below, the Allowances may only be used for permanently affixed improvements to the Premises. Landlord shall have no obligation to disburse all or any portion of the Allowances to Tenant unless Tenant makes a request for disbursement pursuant to the terms and conditions of Section 2.2 below prior to September 30, 2022, as extended to the extent Tenant’s completion of the Tenant Improvements is delayed due to Landlord Delay. Subject to the terms of this Tenant Work Letter, in no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Allowances. Tenant shall not be entitled to receive any cash payment or credit against Rent or otherwise for any unused portion of the Allowances which is not used to pay for the Tenant Improvement Allowance Items (as defined below).

2.2 Disbursement of the Allowances.

2.2.1. Tenant Improvement Allowance Items. Except as otherwise set forth in this Tenant Work Letter, the Allowances shall be disbursed by Landlord only for the following items and costs (collectively, the “Tenant Improvement Allowance Items”):

2.2.1.1 Payment of the fees of the Architect and the Engineers (as such terms are defined below);

2.2.1.2 The payment of plan check, permit and license fees and other soft costs relating to construction of the Tenant Improvements;

2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, contractors’ fees and general conditions, testing and inspection costs, costs of utilities, trash removal, parking and hoists and (Tenant shall have the right to use the freight elevators for the Building at no charge to Tenant);

2.2.1.4 The cost of any changes in the Base, Shell and Core work when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

2.2.1.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by applicable laws;

2.2.1.6 Sales and use taxes and Title 24 fees;

2.2.1.7 The Coordination Fee (as defined below);

2.2.1.8 The cost of autoclaves and glasswashes and associated equipment installed in the Premises by Tenant; provided, however, that in no event shall more than $93,351 of the Tenant Improvement Allowance be utilized for such costs; and

2.2.1.9 All other costs to be expended by Tenant in connection with Tenant’s space planning, design, permitting and construction of the Tenant Improvements including the fees of Tenant’s construction manager.

EXHIBIT B	GENESIS 1900 ALAMEDA
2	[BigHat Biosciences, Inc.]
Execution Original

2.2.2. Disbursement of Allowances. Subject to Section 2.1 above, prior to and during the construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Allowances for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows:

2.2.2.1 Monthly Disbursements. From time to time prior to and during the construction of the Tenant Improvements (but no more frequently than monthly), Tenant shall deliver to Landlord: (i) a request for payment of the Contractor (as defined below), approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed, and demonstrating that the relationship between the cost of the work completed and the cost of the work to be completed complies with the terms of the Construction Budget (as defined below); (ii) invoices from all of Tenant’s Agents (as defined below), for labor rendered and materials delivered to the Premises; (iii) executed mechanic’s lien releases from all of Tenant’s Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 8138; (iv) the construction back-up items described on Schedule 2 attached hereto to the extent not otherwise included above; and (v) for the final disbursement, each of the general disbursement items referenced in Section 2.2.2.2 below, and all other information reasonably requested by Landlord. Tenant’s request for payment shall be deemed Tenant’s acceptance and approval as between Landlord and Tenant of the work furnished and/or the materials supplied as set forth in Tenant’s payment request. Following Landlord’s receipt of a completed disbursement request submission, Landlord shall deliver a check to Tenant made payable to Tenant in payment of the lesser of (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention but only if Tenant’s Contract with the Contractor does not include a ten percent (10%) retention for all work by the Contractor and subcontractors (the aggregate amount of such retentions to be known as the “Final Retention”) and (B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not in good faith dispute any request for payment based on non-compliance of any work with the Approved Working Drawings (as defined below), or due to any substandard work, or for any other valid reason. Landlord’s payment of such amounts shall not be deemed Landlord’s approval or acceptance of the work furnished or materials supplied as set forth in Tenant’s payment request. For avoidance of doubt, Landlord will only waive the Final Retention requirement if (and only if) Tenant’s Contract with the Contractor provides for a minimum of a ten percent (10%) retention for all work by the Contractor and subcontractor. Notwithstanding anything to the contrary herein, Landlord shall reimburse Tenant for the following in addition to the Tenant Improvement Allowance: (a) costs incurred due to the presence of Hazardous Materials on or about the Premises in violation of Environmental Law, and (b) costs to bring the Premises, Building, or the Common Areas into compliance with applicable laws and restrictions (with such work described above to be referred to herein as the “Excluded Work”). Such reimbursement for such Excluded Work shall be subject to Landlord’s approval of the nature of such Excluded Work and the costs thereof.

2.2.2.2 Final Retention. Subject to the provisions of this Tenant Work Letter, a check for the Final Retention (if applicable) payable to Tenant shall be delivered by Landlord to Tenant following the completion of construction of the Premises, provided that (i) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, HVAC, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant’s use of such other tenant’s leased premises in the Building; and (ii) Tenant has delivered to Landlord: (A) properly executed and final unconditional mechanics lien releases in compliance with applicable California law; (B) a certificate of occupancy or permit cards signed off by the City of Brisbane (the “City”) with respect to the Premises; (C) as-built plans and City-permitted plans for the Tenant Improvements; (D) operation manuals and warranties for equipment included within the Tenant

EXHIBIT B	GENESIS 1900 ALAMEDA
3	[BigHat Biosciences, Inc.]
Execution Original

Improvements, if applicable; (E) copy of the contract with the Contractor; (F) copy of the Contractor’s certificate of insurance, including Additional Insured endorsement naming Landlord (and any other party requested by Landlord) as additional insureds; and (G) the Contractor’s schedule of values, showing total contract value.

2.2.2.3 Other Terms. Landlord shall only be obligated to make disbursements from the Allowances to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items.

2.2.3. Specifications for Building Standard Components. Landlord has established specifications (the “Specifications”) for the Building standard components to be used in the construction of the Tenant Improvements in the Premises which Specifications are attached hereto as Schedule 1. Unless otherwise agreed to by Landlord, the Tenant Improvements shall comply with the Specifications.

SECTION 3

CONSTRUCTION DRAWINGS

3.1 Selection of Architect/Construction Drawings. Tenant shall retain the architect/space planner (the “Architect”) approved by Landlord, which approval shall not be unreasonably withheld, to prepare the Construction Drawings. Tenant shall retain the engineering consultants reasonably approved by Landlord (the “Engineers”) to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises that is not part of the Base, Core and Shell. Landlord hereby approves of McFarlane Architects as the Architect. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the “Construction Drawings.” All Construction Drawings shall comply with the drawing format and specifications reasonably determined by Landlord, and shall be subject to Landlord’s approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the Base, Core and Shell plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

3.2 Final Space Plan. Tenant shall supply Landlord with four (4) copies signed by Tenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the “Final Space Plan”) shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within five (5) business days after Landlord’s receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly (i) cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require, and (ii) deliver such revised Final Space Plan to Landlord. Landlord hereby approves the Space Plan and scope of work attached hereto as Schedule 3 (the “Initial Space Plan”), and will not withhold its consent to the aspects of the Final Space Plan or Construction Drawings to the extent set forth in the Initial Space Plan or representing a logical evolution thereof. Tenant shall not be required to restore the Tenant Improvements shown on the attached Initial Space Plan.

EXHIBIT B	GENESIS 1900 ALAMEDA
4	[BigHat Biosciences, Inc.]
Execution Original

3.3 Final Working Drawings. After the Final Space Plan has been approved by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and cause the Architect to compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits for the Tenant Improvements (collectively, the “Final Working Drawings”), and shall submit the same to Landlord for Landlord’s approval (which shall not be unreasonably withheld, conditioned or delayed). Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord’s receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly (i) revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith, and (ii) deliver such revised Final Working Drawings to Landlord.

3.4 Approved Working Drawings. The Final Working Drawings shall be approved by Landlord (the “Approved Working Drawings”) prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant shall promptly submit the same to the appropriate governmental authorities for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant’s responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1 Tenant’s Selection of Contractor and Tenant’s Agents.

4.1.1. The Contractor. Tenant shall select and retain a general contractor to construct the Tenant Improvements through a selection process which shall include general contractors selected by Tenant but subject to Landlord’s reasonable approval, which shall not be withheld, conditioned or delayed. Landlord hereby approves of XL Construction as the Contractor. The general contractor chosen by Tenant from the approved list of bidders shall be the general contractor submitting the lowest cost bid, unless otherwise determined by Tenant. Following such selection process and Tenant’s selection of a general contractor in accordance with the terms hereof, Tenant shall deliver to Landlord notice of its selection of the general contractor upon such selection, which contractor shall thereafter be the “Contractor” hereunder.

4.1.2. Tenant’s Agents. All subcontractors, laborers, materialmen, and suppliers used by Tenant shall be known collectively as “Tenant’s Agents.” Tenant shall not be required to use union labor.

4.2 Construction of Tenant Improvements by Tenant’s Agents.

4.2.1. Construction Contract; Cost Budget. Prior to Tenant’s execution of the construction contract and general conditions with Contractor (the “Contract”), Tenant shall submit the Contract to Landlord for its review. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide

EXHIBIT B	GENESIS 1900 ALAMEDA
5	[BigHat Biosciences, Inc.]
Execution Original

Landlord with a written detailed cost breakdown (the “Final Costs Statement”), by trade, of the final costs to be incurred, or which have been incurred, as set forth more particularly in Section 2.2.1.1 through 2.2.1.8 above, in connection with the design, permitting and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor (which costs form a basis for the amount of the Contract, if any (the “Final Costs”)). The amount by which the Final Costs exceed the Tenant Improvement Allowance (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the commencement of construction of the Tenant Improvements) shall be referred to herein as the “Over-Allowance Amount”. If, after the Final Costs have been delivered by Landlord to Tenant, the costs relating to the design, permitting and construction of the Tenant Improvements shall change, any additional costs necessary to such design, permitting and construction in excess of the Final Costs shall be added to the Over-Allowance Amount. Notwithstanding the terms of Section 2.2.2 above, as Tenant incurs Improvement Allowance Items, Tenant shall pay the Contractor and Architect and/or Engineer for the Over-Allowance Amount in cash in installments pari passu with Landlord’s distribution of the Tenant Improvement Allowance, (and, if applicable, the Additional Allowance) in an amount equal to a fraction of such expenses, the numerator of which is the Over-Allowance Amount (less the amount of the Additional Allowance Tenant elects to use) and the denominator of which is the sum of the Allowance and the Over-Allowance Amount and Landlord shall only pay Tenant the balance of the Improvement Allowance Amounts properly requested by Tenant such month.

4.2.2. Tenant’s Agents.

4.2.2.1 Landlord’s General Conditions for Tenant’s Agents and Tenant Improvement Work. Tenant’s and Tenant’s Agents’ construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant’s Agents shall submit schedules of all work relating to the Tenant’s Improvements to Contractor and Contractor shall, within five (5) business days after Tenant’s receipt thereof, inform Tenant’s Agents of any changes which are necessary thereto, and Tenant’s Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all reasonable and non-discriminatory rules made by Landlord’s Building contractor or Landlord’s Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements.

4.2.2.2 Coordination Fee. Tenant shall pay a logistical coordination fee (the “Coordination Fee”) to Landlord in an amount equal to the product of (i) two percent (2%), and (ii) the sum of the Allowances and the Over-Allowance Amount used by Tenant, which Coordination Fee shall be for services relating to the coordination of the construction of the Tenant Improvements and shall be deducted by Landlord from the Allowances.

4.2.2.3 Indemnity. Tenant’s indemnity of Landlord as set forth in the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s non-payment of any amount arising out of the Tenant Improvements and/or Tenant’s disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in the Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord’s performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

EXHIBIT B	GENESIS 1900 ALAMEDA
6	[BigHat Biosciences, Inc.]
Execution Original

4.2.2.4 Insurance Requirements.

4.2.2.4.1 General Coverages. All of Tenant’s Contractors and subcontractors shall carry worker’s compensation insurance in the amount required by applicable law covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits of $1,000,000 per occurrence and $2,000,000 in the aggregate.

4.2.2.4.2 Special Coverages. Tenant shall carry “Builder’s All Risk” insurance in an amount equal to the full replacement cost of the improvements being constructed by Tenant. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord, and in form and with companies as are required to be carried by Tenant as set forth in the Lease.

4.2.2.4.3 General Terms. Certificates for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor’s equipment is moved onto the site. All liability policies carried under this Section 4.2.2.4 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant’s Contractors and subcontractors, and shall name as additional insureds Landlord’s property manager, Landlord’s asset manager, and all mortgagees and ground lessors of the Building and any other parties specified by Landlord. All insurance, except Workers’ Compensation, maintained by Tenant’s Contractors and subcontractors shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.3 of this Tenant Work Letter.

4.2.3. Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer’s specifications.

4.2.4. Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord’s failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Tenant Improvements constitute Landlord’s approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that if Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, HVAC or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant’s use of such other tenant’s leased premises, Landlord may, take such action as Landlord deems necessary, at Tenant’s expense and without incurring any liability on Landlord’s part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord’s satisfaction.

EXHIBIT B	GENESIS 1900 ALAMEDA
7	[BigHat Biosciences, Inc.]
Execution Original

4.2.5. Meetings. Commencing upon the commencement of construction, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor’s current request for payment.

4.3 Notice of Completion; Copy of “As Built” Plans. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the “record-set” of as-built drawings are true and correct, which certification shall survive the expiration or termination of the Lease, (C) to deliver to Landlord two (2) sets of sepias of such as-built drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (D) to deliver to Landlord a computer disk containing the Approved Working Drawings in AutoCAD format, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

4.4 Coordination by Tenant’s Agents with Landlord. Upon Tenant’s delivery of the Contract to Landlord under Section 4.2.1 of this Tenant Work Letter, Tenant shall furnish Landlord with a schedule setting forth the projected date of the completion of the Tenant Improvements and showing the critical time deadlines for each phase, item or trade relating to the construction of the Tenant Improvements.

SECTION 5

MISCELLANEOUS

5.1 Tenant’s Entry Into the Premises. Subject to the terms hereof, Landlord shall allow Tenant access to the Premises on the date of the full execution and delivery of this Lease by Landlord and Tenant for the purpose of Tenant performing the Tenant Improvement work (including installing trade fixtures and equipment) therein and without the obligation to pay Rent until the Lease Commencement Date. Tenant further acknowledges and agrees that Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant’s work made in or about the Premises in connection with such entry or to any property placed therein prior to the Lease Commencement Date, the same being at Tenant’s sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, including the Tenant Improvement work, caused by Tenant or any of Tenant’s employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. If the performance of Tenant’s work in connection with such entry causes extra costs to be incurred by Landlord, Tenant shall promptly reimburse Landlord for such extra costs. In addition, Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Premises and against injury to any persons caused by Tenant’s actions pursuant to this Section 5.1 as provided in the Lease.

EXHIBIT B	GENESIS 1900 ALAMEDA
8	[BigHat Biosciences, Inc.]
Execution Original

5.2 Tenant’s Representative. Tenant has designated Harshitha Gamahewage as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

5.3 Landlord’s Representative. Landlord has designated John Evans as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

5.4 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

5.5 Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in the Lease, if an event of default by Tenant of this Tenant Work Letter or as described in Section 19.1 Lease has occurred at any time on or before the substantial completion of the Tenant Improvements and remains after the expiration of applicable notice and cure periods, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, at law and/or in equity, Landlord shall have the right to withhold payment of all or any portion of the Allowances and/or Landlord may cause Contractor to cease the construction of the Tenant Improvements (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Tenant Improvements caused by such inaction by Landlord).

5.6 No Obligation to Build Tenant Improvements. Notwithstanding anything to the contrary in this Tenant Work Letter, (a) Tenant shall have no obligation to design or build any Tenant Improvements, and may at any time reduce the scope of the Tenant Improvements, (b) where no time period is specified above, Landlord shall respond to any written consent or approval request within five (5) business days and (c) Landlord’s failure to respond in the required period shall, if such failure continues for an additional two (2) business days after Tenant’s second written request, be deemed Landlord’s consent thereto.

EXHIBIT B	GENESIS 1900 ALAMEDA
9	[BigHat Biosciences, Inc.]
Execution Original

SCHEDULE 1

SPECIFICATIONS

Genesis 1900 Alameda

1900 Alameda de las Pulgas

San Mateo, CA 94403

Tenant Improvement Campus Building Standards*

*

Notwithstanding anything to the contrary contain herein or in the Lease, Tenant (i) may elect to install fit and finishes above the levels specified herein and (ii) has the right, given notification and approval by the Landlord, to install finishes to the level which meet their design intent.

1.0 PARTITIONS

1.1	DEMISING WALL - FULL HEIGHT NON-RATED CONSTRUCTION

Full Height non-rated walls shall be constructed to demise tenant spaces with 3 5/8” x 20 gauge metal studs at 16” O.C. Wall is to extend full height from floor to underside of structure above with 5/8” Type “X” gypsum wallboard on each side of studs. Gypsum wallboard shall be taped and finished with joint compound to a Level 4 finish and painted. The stud cavity shall be filled with sound attenuation insulation.

1.2	INTERIOR PARTITIONS

Interior partitions shall be constructed with 3 5/8” x 20 gauge metal studs at 16” O.C. Walls are to extend 6” above adjacent ceilings with 5/8” gypsum wallboard placed on each side of studs. Gypsum wallboard shall be taped and finished with joint compound to a Level 4 finish, with the stud cavity being filled with sound attenuation insulation in partitions between offices. Where no ceilings occur, partitions to extend full height to underside of structure above.

Conference Rooms: Interior Partitions separating conference rooms from private offices; conference rooms to conference rooms or open office areas shall be Full Height non-rated walls constructed with 3 5/8” x 20 gauge metal studs at 16” O.C. Wall is to extend full height from floor to underside of structure above with (2) layers of 5/8” Type “X” gypsum wallboard on each side of studs. Gypsum wallboard shall be taped and finished with joint compound to a Level 4 finish and painted. The stud cavity shall be filled with sound attenuation insulation. Continuous acoustic silicone sealant shall be installed at the head and sill of these full height sound walls with (2) layers of gypsum drywall.

2.0 WOOD DOORS AND FRAMES

2.1	INTERIOR DOORS

2.1.1	Main suite entry doors shall be non-rated 4” deep 1 3⁄4” x 3’-0” x 8’-0” (pair) aluminum storefront/glass system, clear anodized finish.

SCHEDULE 1	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

2.1.2

Laboratory Suite Doors shall be rated where required by code, non-rated elsewhere, 1 3⁄4” x 3’-0” x 8’-0”. Solid core. Marshfield, Face: plain sliced, walnut; Finish: Clear 0-95. Each lab shall have a pair of doors for large equipment access. Rated doors shall have a narrow lite vision panel not exceeding 100 sq. inches (typical 1⁄4” tempered 4” wide x 25” tall). Nonrated doors shall have a half-lite vision panel consisting of 1⁄4” thick tempered safety glass. Closers, armor plates, automatic door bottoms, and thresholds shall be provided on Lab doors at appropriate locations.

2.1.3

Lab Support Doors, where provided, shall be rated as required by code, non-rated elsewhere, 1 3⁄4” x 3’-0” x 8’-0”. Solid core. Marshfield, Face: plain sliced, walnut; Finish: Clear 0-95 or equivalent. Rated doors shall have a narrow lite vision panel not exceeding 100 sq. inches (typical 1⁄4” tempered 4” wide x 25” tall). Non-rated doors shall have a half-lite vision panel consisting of 1⁄4” thick tempered safety glass. Closers, armor plates, automatic door bottoms, and thresholds shall be provided on Lab doors at appropriate locations.

2.1.4	Office and Conference Room Doors shall be non-rated, 1 3⁄4” x 3’-0” x 8’-0”. Solid core. Marshfield, Face: plain sliced, walnut; Finish: Clear 0-95 or equivalent. No lite.

2.1.5

Building Service Types of Doors: shall be either 1 3⁄4” x 3’-0” x 8’-0”, 1 3⁄4” x 3’-0” x 8’-0”, or a pair of 1 3⁄4” x 3’-0” x 8’-0”, heavy-duty hollow metal, SDI A250.8, Level 2. Physical Performance shall be Level B, per SDI A250.4, 1-3⁄4” thick (44.5 mm), uncoated face, cold-rolled steel sheet with a minimum thickness of Inch (1.0 mm). Edge shall be constructed as Model 1, Full Flush. At Vivarium locations, edge shall be construction as Model 2, Seamless. Cores shall be manufactured from Kraft-paper honeycomb, polystyrene, polyurethane, polyisocyanurate, mineral-board, or vertical steel-stiffener core at the manufacturer’s discretion.

2.2	DOOR AND WINDOW FRAMES

2.2.1

Door and Window frames shall be extruded aluminum alloy as manufactured by Western Integrated Materials Inc. Frames shall be pre-punched for factory installed 14-gauge butt reinforcement, door strike, and closer hardware. Prefinished frame color to be: Clear anodized aluminum.

2.2.2

Rated doors and window frames shall be as required by code, with label ratings for smoke and fire resistance meeting the requirements established by the Underwriters Laboratory (UL). Doors shall include smoke seals. Door frames shall be extruded aluminum alloy as manufactured by Western Integrated Materials Inc. Frames shall be pre-punched for factory installed 14-gauge butt reinforcement, door strike, and closer hardware. Prefinished frame color to be: Clear anodized aluminum.

2.2.3	Service Types of Frames: shall be uncoated steel sheet, minimum thickness of 0.053 inch (1.3 mm), face-welded. Exception at Vivarium areas-frames shall be full profile welded.

SCHEDULE 1	GENESIS 1900 ALAMEDA
2	[BigHat Biosciences, Inc.]
Execution Original

2.3	FINISH HARDWARE

2.3.1	SUITE ENTRY & BUILDING CONFERENCE ROOMS

Access-Controlled Aluminum Storefront System:

Hinges: Three-knuckle, concealed bearing hinges.

a.	Manufactures: Ives 3CB1HW 4.5 X 4.5 CB Series

b.	Standard weight, 4-1/2 inches high

c.	Finish: ANSI A8112 steel with steel pin.

d.	One electric HW hinge for electronic access control

Lock set: Mortise Lever Schlage L 9092 Series, electronically unlocked, 17A Style,

Finish: 630, US32D, Satin Stainless steel. FSIC lore, “C” keyway.

Concealed Coordinated Closers: LCN 2031 WMS, Finish 689.

Astragal: 383, aluminum finish, by Zero.

Floor stop: IVES FS439, Finish: US26D Satin chrome plated.

2.3.2	INTERIOR DOORS

For solid core wood office doors:

Hinges: Three-knuckle, concealed bearing hinges.

a.	Manufactures: Ives 3CB Series

b.	Doors up to 36 inches wide: Standard weight, 4-1/2 inches high

c.	Finish: ANSI A8112 steel with steel pin.

Office Set: Schlage L Series Mortise L9056 series, 17A. Finish: 630, US32D,

Satin Stainless steel.

Floor stop: IVES FS439, Finish: US26D Satin chrome plated.

For solid core wood Conference room doors:

Hinges: Three-knuckle, concealed bearing hinges.

a.	Manufactures: Ives 3CB Series

b.	Doors up to 36 inches wide: Standard weight, 4-1/2 inches high

c.	Finish: ANSI A8112 steel with steel pin.

Passage Set: Schlage L Series Mortise L9010 17A. Finish: 630, US32D, Satin Stainless steel.

Floor stop: IVES FS439, Finish: US26D Satin chrome plated.

For solid core wood lab doors:

Hinges: Three-knuckle, concealed bearing hinges.

a.	Manufactures: Ives 3CB Series

b.	Doors up to 36 inches wide: Standard weight, 4-1/2 inches high

SCHEDULE 1	GENESIS 1900 ALAMEDA
3	[BigHat Biosciences, Inc.]
Execution Original

c.	Doors over 36 inches wide: Heavy weight, 5 inches high

d.	Finish: ANSI A8112 steel with steel pin.

Passage Set: Schlage L Series Mortise L9010 17A. Finish: 630, US32D, Satin Stainless steel.

Wall stop: IVES WS406/407CVX, Finish: 630/US32D Satin stainless steel.

Armor plate, automatic door bottom, and threshold.

Pairs of lab doors: same as lab doors above, except provide:

a.	Coordinator by IVES, COR X FL, Finish: 628/US28, “Stain aluminum, clear coated.

b.	Closers: LCN 1460 series, Finish 630, US32D, Satin Stainless steel.

For solid core wood service doors (Janitor, IT, Electric, etc.):

Hinges: Three-knuckle, concealed bearing hinges.

a.	Manufactures: Ives 3CB Series

b.	Doors up to 36 inches wide: Standard weight, 4-1/2 inches high

c.	Finish: ANSI A8112 steel with steel pin.

Storeroom Set: Schlage L Series Mortise L9080 T, 17A. Finish: 630, US32D, Satin Stainless steel.

Wall stop: IVES WS406/407CVX, Finish: 630/US32D Satin stainless steel.

Armor plate, perimeter seals.

For Hollow Metal service doors:

Hinges: Three-knuckle, concealed bearing hinges.

a.	Manufactures: Ives 3CB Series

b.	Finish: ANSI A8112 steel with steel pin.

Storeroom Set: Schlage L Series Mortise L9080 T, 17A. Finish: 630, US32D, Satin Stainless steel.

Wall stop: IVES WS406/407CVX, Finish: 630/US32D Satin stainless steel. Coordinator by IVES, COR X FL, Finish: 628/US28, “Stain aluminum, clear coated.

Closers: LCN 1460 series, Finish 630, US32D, Satin Stainless steel.

Armor plate, astragal, perimeter seals, and thresholds as applicable.

SCHEDULE 1	GENESIS 1900 ALAMEDA
4	[BigHat Biosciences, Inc.]
Execution Original

3.0	CEILINGS

3.1	ACOUSTICAL CEILINGS

Private Offices & Conference Rooms: Ceilings shall be 2” x 2” 3⁄4%” Armstrong, Ultima Tegular Fine Texture, Color: White. Glass-fiber based panels to be Type IV mineral based with membrane-faced overlay; form 2, water felted with vinyl overlay on face and back of panel. Performance characteristics to meet the following:

a.	LR: Not less than 0.90.

b.	NRC: Not less than 0.70.

Acoustical panels are treated with manufacturer’s standard antimicrobial formulation that inhibits fungus, mold, mildew, and gram-positive and gram-negative bacteria.

Suspension system: Armstrong Silhouette Narrow 9/16” with 1⁄4” reveal; Color: White.

At Offices and Conference rooms: sound batt insulation shall be installed/laid-in above the grid ceiling system.

3.2	VINYL-FACED CEILINGS

Lab Areas: Ceilings shall be 2” x 4” x 1⁄2” Certainteed Saint-Gobain, Vinylrock (#1140 CRF-1), Color: White. Vinyl-faced panels shall be Clean Room 5 compatible; high density, ceramic and mineral base panels with scrubbable finish, resistant to heat, moisture, and corrosive fumes, and sag and mold resistant; with a CAC= 40 and a LR=0.78.

Suspension system: Certainteed Saint-Gobain 15/16” trim edge (square); Color: White

3.3	GYPSUM WALLBOARD SOFFITS

Conference rooms, Break Areas, etc.: Gypsum wallboard soffits shall be constructed with 3 5/8” x 20 gauge unpunched metal studs at 16” O.C., with 5/8” gypsum wallboard placed on exterior side of studs. Gypsum wallboard shall be taped and finished with joint compound to a Level 4 finish.

4.0	LIGHTING FIXTURES

4.1	Light Levels in the building are specified at 3,500 Kevin.

4.2	Lab area light fixtures shall be: recessed 4” wide linear LED type by Nulite Lighting, Regolo 4 LED RG4.

4.3	Office areas shall utilize the lab area light fixtures and also employ 9” round X 18” tall Pendants by Cooper Lighting (LSR8A)

4.4	Lab Support rooms shall have recessed 2’x4’ LED fixtures.

4.5	All lighting shall have Title 24 compliant lighting controls and sensors.

5.0 FINISHES

5.1	CARPET

a.	Manufacturers: Mannington, Tandas-Centiva.

b.	Product Size: As indicated on drawings. 6’ Roll Power-bond, 24” x 24” carpet tile, 12” x 48” carpet plank; varies per Finish Option

c.	Backing: Per manufacturer’s recommendation

SCHEDULE 1	GENESIS 1900 ALAMEDA
5	[BigHat Biosciences, Inc.]
Execution Original

d.	Face Weight: 24 oz./sq. yd. may vary per Finish Option

e.	Pile Height Average: 0.106 inch may vary per Finish Option

f.	Fiber System: Textured Pattern Loop, Invista Antron Lumena Type 6 Hollow Filament Nylon with Permanent Stain and Bleach Protection, Static Control

g.	Soil/Stain Protection: Suratech or equivalent

5.2	CERAMIC TILE

a.	Manufacturer: Daltile

b.	Composition: Vitreous, impervious natural clay, or porcelain

c.	Face Size: Per Drawings

d.	Face Size Variation: Calibrated or rectified

e.	Thickness: Manufacturers standard

f.	Dynamic Coefficient of Friction: Not less than 0.42.

g.	Trim Units: Coordinated with sizes and coursing of adjoining flat tile where applicable and matching characteristics of adjoining flat tile. Architect to select from manufacturer’s full range.

5.3	VINYL COMPOSITION TILE (Lab Areas)

a.	Manufacturer: Armstrong World Industries, Inc.

b.	Tile Standard: ASTM F 1066, Class 1, solid-color

c.	Thickness: 0.125 inches

d.	Size: 12 by 12 inches and 12 by 24 inches. As indicated on Drawings.

e.	Patterns/Design: as indicated on the Drawings.

5.4	LUXURY VINYL TILE (Break Rooms)

a.	Manufacturer: Floorfolio, Striations

b.	Tile Standard: ASTM F 1700, Class 3, Type B

c.	Thickness: 22 mm, heavy commercial

d.	Size: As indicated on drawings

e.	Patterns/Design: as indicated on the Drawings.

5.5	BASE

a.	Manufacturer: Johnsonite

b.	Product Standard: ASTM F 1861, Type TP (rubber, thermoplastic).

1.	Group: I (solid, homogeneous).
2.	Style and Location: As indicated.

c.	Thickness: 0.125 inch

d.	Height: 4” high

e.	Lengths: Coils in manufacturer’s standard length. Pre-cut lengths are not acceptable.

f.	Outside Corners: Job formed or preformed.

g.	Inside Corners: Job formed or preformed.

SCHEDULE 1	GENESIS 1900 ALAMEDA
6	[BigHat Biosciences, Inc.]
Execution Original

5.6	CORNER GUARDS

Shall be installed at locations determined that could be high-traffic corners; they shall be 18 gauge, #4 finish, type 304 Stainless Steel 3” X 3” and adhered per detailing.

5.7	PAINT

All walls shall receive (2) coats of Sherwin Williams, Eggshell Finish; Color: As indicated on drawings. Designated walls shall receive accent paints, choice of Sherwin Williams, Eggshell Finish, Color: As indicated on drawings.

All ceilings and open to structure areas to receive (2) coats of Sherwin Williams, Flat Finish; Color: As indicated on drawings.

6.0	WINDOW TREATMENT

None. Building was retrofitted with all new exterior glazing system, by View Glass, a special insulated glazing system with integral low voltage tinting, managed by a computer system, to provide room darkening at different points throughout the day. No additional window coverings are being provided or necessary.

7.0	MISCELLANEOUS

7.1	SIGNAGE

One building standard suite number and name plaque per entry door. Restroom signage.

7.2	CODE-REQUIRED NON-ILLUMINATED EXIT SIGNAGE

Building exit route and exit signage with Braille as required per Code

7.3	ILLUMINATED EXIT SIGNS

Lithonia (or Isolite equal) ceiling mounted illuminated Edge Lit Series with single face universal mount, with universal arrows & red letters.

8.0	BREAKROOM CABINETRY

Cabinetry: Plastic laminate base cabinetry with base cabinets and upper cabinets. Plastic laminated base and uppers: Wilsonart, Designer white #D354-01 (gloss finish). Provide PVC edge banding (0.018 to match plastic laminate)

Solid surface counter tops and splash: Livingstone L104 Brisk with glass mosaic tile back splash

Plumbing Fixtures: Sink is to be single bowl stainless steel, undercounter mount, ADA depth, with a ADA single handle deck mounted kitchen faucet with gooseneck spout. Casework to accommodate a Front Approach as defined by the Code, doors shall have integral kicks with base and valves and pipes shall have vinyl protective bibbs.

SCHEDULE 1	GENESIS 1900 ALAMEDA
7	[BigHat Biosciences, Inc.]
Execution Original

9.0	LABORATORY CASEWORK AND FUME HOODS

9.1

Casework: Labs shall be furnished with modular, mobile metal laboratory casework manufactured by iLab, Inc. Standard countertop height is +37” AFF; with a mixture of 2/3’s being fixed height, and 1/3 being manually adjustable height, in general.

Modular mobile pedestals shall be 50% drawer & door and 50% all drawers, and there shall be one (1) provided per each modular bench or table.

Countertops shall be 1” thick chemical resistant epoxy/phenolic resin: Trespa TopLab Plus, by Trespa; color: Slate Grey.

All lab casework shall be 18 gauge/20 gauge cold rolled steel complying with ASTM A 1008/A 1008M with powder coated finish, color: “E-9132 Appliance White”.

All hardware shall be brushed aluminum flush style finish.

Island benches shall be pre-piped for Compressed Air and Lab Vacuum with quick disconnect connections located above the ceiling.

Benches with sinks shall have a single basin epoxy sink (25” x 15” x 10” deep). Sink cabinets shall have a hot and cold water mixing faucet with a counter mounted eyewash. Sinks at island benches shall have a stainless-steel glassware pegboard with drip tray and drain hose. At least one (1) lab sink per “lab area” shall be ADA height (+34” AFF), to meet the Code-required “SIDE APPROACH”. Benches shall be pre-wired with factory installed single channel raceways for normal and standby power. Typical power design at island benches is as follows:

a.	8’ Benches: Provide (1) 20 amp. normal power circuit & (1) 20 amp. standby power circuit;

b.	14’, 16,’ & 18’ Benches: Provide (2) 20 amp. normal power circuits & (1) 20 amp. standby power circuit;

c.	20’, 22,’ & 24’ Benches: Provide (3) 20 amp. normal power circuits & (1) 20 amp. standby power circuit;

Receptacles shall be GFI at wet benches and color coded for normal (grey) and emergency (red) power uses. Cover plates shall be brushed stainless steel. All receptacles shall be labelled with black text for normal power and red text for standby power.

9.2

Fume Hoods: Fume Hoods shall be 6’ wide, bench top hoods with a combination sash. Hoods shall be factory pre-piped and pre-wired for Vacuum, Compressed Air and a normal power duplex at each post. Hoods shall be provided with (1) acid and (1) self-closing flammable storage cabinet bases.

SCHEDULE 1	GENESIS 1900 ALAMEDA
8	[BigHat Biosciences, Inc.]
Execution Original

SCHEDULE 2

CONSTRUCTION BACK-UP ITEMS

•	General Contractor G702/703 - signed

•	Subcontractor G702/703 or equivalent for each sub (Copies of signed & notarized)

•	Copies of executed Change Orders or executed Schedule of Valves (“SOV”) change authorizations (pre GMP)

•	Unconditional Lien Releases from GC and Subs for prior payment (Civil Code § 8134)

•	Unconditional Lien Releases from the General Contractor for payment request (Civil Code § 8134)

•	Conditional Lien Releases from GC and Subs for payment request (Civil Code § 8132)

•	Releases from suppliers of materials or equipment of any purchase money security interests

•	Stored Material Inventory with appropriate backup (bills of sale, evidence of insurance {with Owner as Certificate Holder and standard additional insureds}, confirmation of location, Affidavit, etc.)

•	Change Order Log (need to include all pending change orders and status tracking)

•	Clarification of self-performed vs. subcontracted work

•	Job Cost Activity or similar tracking of GC general conditions costs

•	List of all subcontractors

•	List of contracts/subcontracts entered into since the last request

•

Changes to SOV Values must be authorized by Owner either through an executed Change Order or an executed letter of authorization (pre GMP). Payapps submitted with unauthorized SOV changes on G703’s will not be accepted.

The General Contractor shall provide all items to Landlord’s Representative directly.

SCHEDULE 2	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

SCHEDULE 3

TENANT’S INITIAL SPACE PLAN

PRELIMINARY PROJECT DISCUSSIONS

1900 ALAMEDA DE LAS PULGAS
THIRD LEVEL FLOOR PLAN - BIGHAT CONCEPT PLAN

N

SCHEDULE 3	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT C

CONFIRMATION OF LEASE TERMS/AMENDMENT TO LEASE

This CONFIRMATION OF LEASE TERMS/AMENDMENT TO LEASE (“Confirmation/Amendment”) is made and entered into effective as of _________________, 20__, by and between BP3-SF6 1900 ADLP LLC, a Delaware limited liability company (“Landlord”) and BIGHAT BIOSCIENCES, INC., a Delaware corporation (“Tenant”).

R E C I T A L S :

A. Landlord and Tenant entered into that certain Lease dated as of _________________ (the “Lease”) pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain “Premises”, as described in the Lease, in that certain building located at _________________, _______________, California _______.

B. Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meaning as such terms have in the Lease.

C. Landlord and Tenant desire to amend the Lease to confirm the commencement and expiration dates of the term, as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Confirmation of Dates. The parties hereby confirm that the term of the Lease commenced as of ____________________ (the “Lease Commencement Date”) for a term of _______________ ending on __________________ (unless sooner terminated as provided in the Lease). Tenant shall commence to pay rent on _______________, 20__ (“Rent Commencement Date”).

2. No Further Modification. Except as set forth in this Confirmation/Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Left Blank; Signatures Follow]

EXHIBIT C	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

IN WITNESS WHEREOF, this Confirmation/Amendment has been executed as of the day and year first above written.

“Landlord”:

BP3-SF6 1900 ADLP LLC, a Delaware limited liability company

By:
Name:
Its:

“Tenant”:

BIGHAT BIOSCIENCES, INC., a Delaware corporation

By:
Name:
Its:

By:
Name:
Its:

EXHIBIT C	GENESIS 1900 ALAMEDA
2	[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT D

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations and the Parking Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations and/or the Parking Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building and/or the Project.

1. Tenant shall not place any lock(s) on any door, or install any security system (including, without limitation, card key systems, alarms or security cameras), in the Premises without Landlord’s prior written consent, which consent shall not be unreasonably withheld, and Landlord shall have the right to retain at all times and to use keys or other access codes or devices to all locks and/or security systems within and to the Premises. A reasonable number of keys to the locks on the entry doors of the Premises shall be furnished by Landlord to Tenant at Tenant’s cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or earlier termination of the Lease. Further, if and to the extent Tenant re-keys, re-programs or otherwise changes any locks in or for the Premises, all such locks and key systems must be consistent with the master lock and key system at the Building, all at Tenant’s sole cost and expense.

2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, unless electrical hold backs have been installed. Sidewalks, doorways, passages, entrances, vestibules, halls, stairways and other Common Areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises, and Tenant, its employees and agents shall not loiter in the entrances or corridors.

3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant and its employees and agents shall ensure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register when so doing. After-hours access by Tenant’s authorized employees may be provided by hard-key, card-key access or other procedures adopted by Landlord from time to time; Tenant shall pay for the costs of all access cards provided to Tenant’s employees and all replacements thereof for lost, stolen and/or damaged cards. Access to the Building and/or the Project may be refused unless the person seeking access has proper identification or has a previously arranged pass for such access. Landlord and its agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building and/or the Project of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building and/or the Project during the continuance of same by any means it deems appropriate for the safety and protection of life and property.

4. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. All damage done to any part of the Building, its contents, occupants and/or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.

EXHIBIT D	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

5. No furniture, freight, packages, supplies, equipment or merchandise will be brought into or removed from the Building or carried up or down in the elevators, except upon prior notice to Landlord, and in such manner, in such specific elevator, and between such hours as shall be designated by Landlord. Tenant shall provide Landlord with not less than 24 hours’ prior notice of the need to utilize an elevator for any such purpose, so as to provide Landlord with a reasonable period to schedule such use and to install such padding or take such other actions or prescribe such procedures as are appropriate to protect against damage to the elevators or other parts of the Building. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from such activity described herein. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with such activity described herein, Tenant shall be solely liable for any resulting damage or loss.

6. Landlord shall have the right to control and operate the public portions of the Building and Project, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for comparable buildings in the vicinity of the Building.

7. No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. Landlord shall have the right to remove any signs, advertisements, and notices not approved in writing by Landlord without notice to and at the expense of Tenant. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

8. The requirements of Tenant will be attended to only upon application at the management office of the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instruction from Landlord.

9. Tenant shall not disturb (by use of any television, radio or musical instrument, making loud or disruptive noises, creating offensive odors or otherwise), solicit, or canvass any occupant of the Building and/or the Project and shall cooperate with Landlord or Landlord’s agents to prevent same.

10. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

11. Tenant shall not overload the floor of the Premises. Tenant shall not mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord’s consent first had and obtained; provided, however, Landlord’s prior consent shall not be required with respect to Tenant’s placement of pictures and other normal office wall hangings on the interior walls of the Premises (but at the end of the Lease Term, Tenant shall repair any holes and other damage to the Premises resulting therefrom).

12. Except for vending machines intended for the sole use of Tenant’s employees and invitees, no vending machine or machines of any description other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord.

EXHIBIT D	GENESIS 1900 ALAMEDA
2	[BigHat Biosciences, Inc.]
Execution Original

13. Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord, without the prior written consent of Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, portable coolers (such as “move n cools”) or space heaters, without Landlord’s prior written consent, and any such approval will be for devices that meet federal, state and local code.

14. No inflammable, explosive or dangerous fluids or substances shall be used or kept by Tenant in the Premises, Building and/or about the Project, except for those substances as are typically found in similar premises used for general office and/or laboratory purposes and are being used by Tenant in a safe manner and in accordance with all applicable Laws, rules and regulations. Tenant shall not, without Landlord’s prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Project, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental Laws which may now or later be in effect. Tenant shall comply with all Laws pertaining to and governing the use of these materials by Tenant, and shall remain solely liable for the costs of abatement and removal.

15. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building and/or the Project by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business therewith.

16. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals (except those assisting handicapped persons), birds, fish tanks, bicycles (provided Landlord has provided adequate bike racks) or other vehicles.

17. Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises, the Building and/or the Project. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

18. No cooking shall be done or permitted by Tenant on the Premises, nor shall the Premises be used for the storage of merchandise or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters’ laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord and other tenants. Whenever possible, Tenant shall utilize and purchase Energy Star products in their suites. Tenant understands the importance of energy conservation and sustainability to both the Landlord and the Project, and will assist in conserving energy in their suite with regards to practices and equipment.

19. Landlord will approve where and how telephone, Internet and other cabling are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, Internet, intercom, and other office equipment and/or systems affixed to the Premises shall be subject to the approval of Landlord. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building. At Landlord’s election, Tenant shall remove some or all cabling from the Premises on or prior to expiration of the Lease.

20. Landlord reserves the right to exclude or expel from the Building and/or the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations or cause harm to Building occupants and/or property.

EXHIBIT D	GENESIS 1900 ALAMEDA
3	[BigHat Biosciences, Inc.]
Execution Original

21. All contractors, contractor’s representatives and installation technicians performing work in the Building or at the Project shall be subject to Landlord’s prior approval, which approval shall not be unreasonably withheld, and shall be required to comply with Landlord’s standard rules, regulations, policies and procedures, which may be revised from time to time.

22. Tenant shall not employ any person other than the janitor of Landlord for the purpose of cleaning the Premises without prior written consent of Landlord. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness.

23. Tenant shall only employ persons from a list of exclusive vendors selected by Landlord for the removal of hazardous waste materials from the Building and the Project without prior written consent of Landlord.

24. Tenant at all times shall maintain the entire Premises in a neat and clean, first class condition, free of debris. Tenant shall not place items, including, without limitation, any boxes, files, trash receptacles or loose cabling or wiring, in or near any window to the Premises which would be visible anywhere from the exterior of the Premises.

25. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building’s heating and air conditioning system, including, without limitation, the use of window blinds to block solar heat load, and shall refrain from attempting to adjust any controls, dampers, or ductwork. Tenant shall comply with and participate in any program for metering or otherwise measuring the use of utilities and services, including, without limitation, programs requiring the disclosure or reporting of the use of any utilities or services. Tenant shall also cooperate and comply with, participate in, and assist in the implementation of (and take no action that is inconsistent with, or which would result in Landlord, the Building and/or the Project failing to comply with the requirements of) any conservation, sustainability, recycling, energy efficiency, and waste reduction programs, environmental protection efforts and/or other programs that are in place and/or implemented from time to time at the Building and/or the Project, including, without limitation, any required reporting, disclosure, rating or compliance system or program (including, but not limited to, any LEED [Leadership in Energy and Environmental Design] rating or compliance system, including those currently coordinated through the U.S. Green Building Council).

26. Tenant shall store all its recyclables, trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of recyclables, trash and garbage in the city in which the Project is located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, when the Premises are not occupied, or when the entry to the Premises is not manned by Tenant on a regular basis.

EXHIBIT D	GENESIS 1900 ALAMEDA
4	[BigHat Biosciences, Inc.]
Execution Original

29. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.

30. The washing and/or detailing of or, the installation of windshields, radios, telephones in or general work on, automobiles shall not be allowed on the Project, except under specific arrangement with Landlord.

31. Food vendors shall be allowed in the Building upon receipt of a written request from Tenant delivered to Landlord; provided, however, no consent is required for food deliveries. The food vendor shall service only the tenants that have a written request on file in the management office of the Project. Under no circumstance shall the food vendor display their products in a public or Common Area including corridors and elevator lobbies. Any failure to comply with this rule shall result in immediate permanent withdrawal of the vendor from the Building. Tenant shall obtain ice, drinking water, linen, barbering, shoe polishing, floor polishing, cleaning, janitorial, plant care or other similar services only from vendors who have registered in the management office of the Project and who have been approved by Landlord for provision of such services in the Premises.

32. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

33. Tenant shall comply with any non-smoking ordinance adopted by any applicable governmental authority. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Premises and/or the Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

34. Tenant shall not take any action which would violate Landlord’s labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord’s or any other tenant’s or occupant’s business or with the rights and privileges of any person lawfully in the Building (“Labor Disruption”). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent for the work to resume, and Tenant shall have no claim for damages against Landlord or any of its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagees, or agents in connection therewith.

35. No tents, shacks, temporary or permanent structures of any kind shall be allowed on the Project. No personal belongings may be left unattended in any Common Areas.

36. Landlord shall have the right to prohibit the use of the name of the Building or Project or any other publicity by Tenant that in Landlord’s sole opinion may impair the reputation of the Building or Project or the desirability thereof. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

EXHIBIT D	GENESIS 1900 ALAMEDA
5	[BigHat Biosciences, Inc.]
Execution Original

37. Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

38. The work of cleaning personnel shall not be hindered by Tenant after 6:00 p.m. Windows, doors, fixtures, and common areas may be cleaned at any time.

39. Tenant shall comply with all Building security procedures as Landlord may effectuate.

40. Tenant shall at all times cooperate with Landlord in preserving a first-class image for the Building.

PARKING RULES AND REGULATIONS

1. Landlord reserves the right to establish and reasonably change the hours for the Parking Areas, on a non-discriminatory basis, from time to time. Tenant shall not store or permit its employees to store any automobiles in the Parking Areas without the prior written consent of Landlord (and/or the Parking Operator, as the case may be). Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Parking Areas or on the Project. The Parking Areas may not be used by Tenant or its agents for overnight parking of vehicles except while Tenant’s personnel are traveling. If it is necessary for Tenant or its employees to leave an automobile in the Parking Areas overnight, Tenant shall provide Landlord (or the Parking Operator as the case may be) with prior notice thereof designating the license plate number and model of such automobile.

2. Tenant (including Tenant’s employees and agents) will use the parking spaces solely for the purpose of parking passenger model cars, small vans and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord and/or the Parking Operator from time to time with respect to the Parking Areas.

3. Vehicles must be parked entirely within the stall lines painted on the ground, and only cars that fit comfortably in compact spaces may be parked in areas reserved for compact cars.

4. All directional signs and arrows must be observed.

5. The speed limit shall be 5 miles per hour.

6. Parking spaces reserved for handicapped persons must be used only by vehicles properly designated.

7. Parking is prohibited in all areas not expressly designated for parking, including without limitation:

(a)	areas not striped for parking;

(b)	aisles;

(c)	where “no parking” signs are posted;

(d)	ramps; and

(e)	loading zones.

EXHIBIT D	GENESIS 1900 ALAMEDA
6	[BigHat Biosciences, Inc.]
Execution Original

8. Parking stickers, key cards and any other devices or forms of identification or entry supplied by Landlord or the Parking Operator shall remain the property of Landlord (or the Parking Operator as the case may be). Such device must be displayed as requested and may not be mutilated in any manner. The serial number of any such parking identification device may not be obliterated. Any parking passes and/or devices supplied by Landlord (or the Parking Operator, as the case may be) are not transferable and any pass or device in the possession of an unauthorized holder will be void.

9. Parking managers or attendants are not authorized to make or allow any exceptions to these Parking Rules and Regulations.

10. Every parker is required to park and lock his/her own car.

11. Loss or theft of parking passes, identification, key cards or other such devices must be reported to Landlord (and/or to the Parking Operator as the case may be) immediately. Any parking devices reported lost or stolen found on any authorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen passes and devices found by Tenant or its employees must be reported to Landlord (and to the Parking Operator, as the case may be) immediately.

12. Washing, waxing, cleaning or servicing of any vehicle by the customer and/or its agents is prohibited.

13. Tenant agrees to acquaint all persons to whom Tenant assigns a parking space with these Parking Rules and Regulations.

14. Neither Landlord nor the Parking Operator (as the case may be), from time to time will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the Parking Areas, resulting from fire, theft, vandalism, accident, conduct of other users of the Parking Areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (i) Landlord will not be obligated to provide any traffic control, security protection or Parking Operator for the Parking Areas; (ii) Tenant uses the Parking Areas at its own risk; and (iii) Landlord will not be liable for personal injury or death, or theft, loss of or damage to property. Tenant indemnifies and agrees to hold Landlord, any Parking Operator and their respective agents and employees harmless from and against any and all claims, demands, and actions arising out of the use of the Parking Areas by Tenant and its employees and agents, whether brought by any of such persons or any other person.

15. Tenant will ensure that any vehicle parked in any of the parking spaces will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the parking spaces are at any time used (i) for any purpose other than parking as provided above, (ii) in any way or manner reasonably objectionable to Landlord, or (iii) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights otherwise available to Landlord, may consider such default an event of default under the Lease.

16. Tenant’s right to use the Parking Areas will be in common with other tenants of the Building and with other parties permitted by Landlord to use the Parking Areas. Landlord reserves the right to assign and reassign, from time to time, particular parking spaces for use by persons selected by Landlord, provided that Tenant’s rights under the Lease are preserved. Landlord will not be liable to Tenant for any unavailability of Tenant’s designated spaces, if any, nor will any unavailability entitle Tenant to any refund, deduction, or allowance. Tenant will not park in any space designated as: RESERVED, HANDICAPPED, VISITORS ONLY, or LIMITED TIME PARKING (or similar designation).

EXHIBIT D	GENESIS 1900 ALAMEDA
7	[BigHat Biosciences, Inc.]
Execution Original

17. If the Parking Area(s) is/are damaged or destroyed, or if the use of the Parking Area(s) is/are limited or prohibited by any governmental authority, or the use or operation of the Parking Area(s) is/are limited or prevented by strikes or other labor difficulties or other causes beyond Landlord’s reasonable control, Tenant’s inability to use the parking spaces will not subject Landlord (and/or the Parking Operator, as the case may be) to any liability to Tenant and will not relieve Tenant of any of its obligations under the Lease and the Lease will remain in full force and effect. Tenant will pay to Landlord upon demand, and Tenant indemnifies Landlord against, any and all loss or damage to the Parking Areas, or any equipment, fixtures, or signs used in connection with the Parking Areas and any adjoining buildings or structures caused by Tenant or any of its employees and agents.

18. Tenant has no right to assign or sublicense any of its rights in the parking passes, except as part of a permitted assignment or sublease of the Lease; however, Tenant may allocate the parking passes among its employees.

Tenant shall be responsible for the observance of all of the Rules and Regulations and Parking Rules and Regulations in this Exhibit D by Tenant’s employees, agents, clients, customers, invitees and guests. Landlord may waive any one or more of the Rules and Regulations and/or Parking Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations and/or Parking Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules or Regulations and/or Parking Rules and Regulations against any or all tenants of the Building and/or the Project. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations and/or the Parking Rules and Regulations, or to make such other and further reasonable Rules and Regulations and/or Parking Rules and Regulations as in Landlord’s judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building and Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Tenant shall be deemed to have read these Rules and Regulations and Parking Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

COMMON AREA AMENITIES

1. Tenant understands that Landlord may provide certain common area amenities for Tenant’s non-exclusive use. Such amenities are for the use of tenants during regular business hours and shall be reserved through the management office in advance. Tenant and Tenant’s agents, employees and invitees shall adhere to all rules Landlord sets forth in respect to use of the amenities, which may change from time to time.

2. Tenant understands and agrees that: (i) Tenant uses the amenities at its own risk; and (ii) Landlord will not be liable for personal injury or death, or theft, loss of or damage to property. Tenant indemnifies and agrees to hold Landlord and its agents and employees harmless from and against any and all claims, demands, and actions arising out of the use of the amenities by Tenant and its agents, employees and invitees, whether brought by any of such persons or any other person.

3. All amenities offered shall remain at the locations designated by Landlord all times. Tenant must use the equipment only in the manner intended. Subject to Landlord’s obligations as set forth in the Lease, Landlord reserves the right to limit Tenant’s use of any equipment or amenities to ensure the equitable use of the equipment and amenities by all tenants. Tenant shall not move or modify the equipment in any manner whatsoever. If Tenant has reason to believe that any equipment is malfunctioning, Tenant shall notify Landlord immediately.

EXHIBIT D	GENESIS 1900 ALAMEDA
8	[BigHat Biosciences, Inc.]
Execution Original

4. Tenant shall be responsible for the cost or repairs or replacements of any amenities that are not returned to management after use or are damaged during the use of any such amenity by Tenant or Tenant’s agents, employees or invitees and Tenant shall reimburse Landlord for any such cost within thirty (30) days after receipt of an invoice therefor.

5. Tenant shall conduct themselves in a quiet and well-mannered fashion when on or about the amenities and not cause any disturbances or interfere with the use or enjoyment of the amenities by other tenants.

6. No alcoholic beverages shall be permitted at the amenities at any time.

7. Neither Tenant nor its agents, employees or invitees shall smoke or permit smoking in the amenity areas at any time.

FITNESS CENTER RULES

Tenant shall cause its employees to comply with the following Fitness Center rules and regulations (subject to change from time to time as Landlord may solely determine):

1. Only Tenant’s employees are entitled to use the Fitness Center, and no guests will be permitted to use the Fitness Center.

2. Landlord shall determine in its sole discretion what hours the Fitness Center will be open (which shall not be less than 7 am - 7 pm each business day), and Fitness Center Users shall have no right to enter the Fitness Center at other times.

3. All Fitness Center Users must execute Landlord’s waiver of liability prior to use of the Fitness Center and agree to all terms and conditions outlined therein. Landlord shall have the right from time to time to require Fitness Center Users to execute new waivers of liability.

4. All Fitness Center Users must have a pre-authorized keycard to enter the Fitness Center. Access keycards to the Fitness Center shall not be shared and shall only be used by the individual to whom such keycard is issued.

5. If a Fitness Center User violates these rules Landlord shall have the right to immediately and permanently prohibit the use of the Fitness Center by such Fitness Center User.

EXHIBIT D	GENESIS 1900 ALAMEDA
9	[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT E

FORM OF SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

After Recording, Return to:

Seyfarth Shaw, LLP

Two Seaport Lane, Suite 300

Boston, MA 02210-0228

Attn: Andrew M. Pearlstein, Esq.

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is made as of                     , 20__, by and between CITIZENS BANK, NATIONAL ASSOCIATION, a national banking association, whose address for notice under this Agreement is 28 State Street, MS1570, Boston, Massachusetts 02109, Attention: Alex Hofstetter, as Administrative Agent for itself and the other lenders holding an interest in the Loan (as hereinafter defined) from time to time (collectively, “Lender”), and BIGHAT BIOSCIENCES, INC., a Delaware corporation, whose address for notice under this Agreement is 33 Industrial Road, San Carlos, CA 94070, Attention: Business Operations, before it relocates to the Premises and the Premises, Attention: Business Operations, after it relocates to the Premises (“Tenant”).

Statement of Background

A. Lender has made a loan (the “Loan”) to BP3-SF6 1900 ADLP LLC, a Delaware limited liability company (“Landlord”), which is evidenced by one or more promissory notes (collectively, the “Note”) made by Landlord to order of Lender and is secured by, among other things, a mortgage/deed of trust/debt to secure debt, security agreement, assignment of rents and leases and fixture filing (the “Security Instrument”) made by Landlord for the benefit of Lender covering the land (the “Land”) described on Exhibit A attached hereto and all improvements (the “Improvements”) now or hereafter located on the Land (the Land and the Improvements hereinafter collectively referred to as the “Property”).

B. Tenant is the tenant or lessee under a lease dated as of [_______________] (which lease, as the same may have been amended and supplemented as of the date hereof, is hereinafter called the “Lease”), covering approximately [_______________] square feet of space located in the Improvements (the “Premises”). Landlord holds all rights of landlord or lessor under the Lease.

C. The parties hereto desire to make the Lease subject and subordinate to the Security Instrument in accordance with the terms and provisions of this Agreement.

Statement of Agreement

For and in consideration of the mutual covenants herein contained and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

1. Lender, Tenant and Landlord do hereby covenant and agree that the Lease with all rights, options (including options to acquire or lease all or any part of the Premises), liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Security Instrument and to any renewals, modifications, consolidations and extensions thereof and to all advancements made thereunder.

EXHIBIT E	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

2. Lender does hereby agree with Tenant that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Tenant is not in default under the Lease beyond applicable notice, grace and cure periods, if any, (a) the Lease shall continue in full force and effect as a direct Lease between the succeeding owner of the Property and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the term of the Lease, and Lender will not disturb the possession of Tenant, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the term of the Lease in accordance with the provisions thereof; provided, however, nothing contained herein shall prevent Lender from naming Tenant in any foreclosure or other action or proceeding initiated by Lender pursuant to the Security Instrument to the extent necessary under applicable law in order for Lender to avail itself of and complete the foreclosure or other remedy.

3. Tenant does hereby agree with Lender that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. Tenant further covenants and agrees to execute and deliver upon request of Lender an appropriate commercially reasonable agreement of attornment to Lender and any subsequent titleholder of the Premises.

4. Tenant agrees that, in the event Lender succeeds to the interest of Landlord under the Lease, Lender shall not be:

(a) liable for any act or omission of any prior landlord (including, without limitation, the then defaulting Landlord) except to the extent Tenant shall have given notice to Lender pursuant hereto of such act or omission and such act or omission continues after the date Lender succeeds to the interest of Landlord under the Lease;

(b) subject to any defense or offsets (other than those offsets which may be expressly permitted by the Lease) which Tenant may have against any prior Landlord (including, without limitation, the then defaulting Landlord) except to the extent Tenant shall have given notice to Lender pursuant hereto of the state of facts or circumstances under which such offset or defense arose continue after the date Lender succeeds to the interest of Landlord under the Lease;

(c) bound by any payment of rent or additional rent which Tenant might have paid for more than one month in advance of the due date under the Lease to any prior Landlord (including, without limitation, the then defaulting Landlord) unless such prepayment is actually received by Lender;

(d) bound by any obligation to make any payment to Tenant which was required to be made prior to the time Lender succeeded to any prior Landlord’s interest unless such obligation was agreed upon by Landlord and Tenant in writing and consented to in writing by Lender, with Lender acknowledging such obligations;

(e) accountable for any monies deposited with any prior Landlord (including security deposits), except to the extent such monies are actually received by Lender; or

EXHIBIT E	GENESIS 1900 ALAMEDA
2	[BigHat Biosciences, Inc.]
Execution Original

(f) bound by any surrender, termination, amendment or modification of the Lease made without the consent of Lender if such amendment or modification (i) reduces the amount of rent payable under the Lease, (ii) shortens the term of the Lease or (iii) materially increases the obligations of Landlord or decreases the obligations of Tenant under the Lease, unless such modification, amendment or waiver merely memorializes or gives effect to the exercise by Tenant of any express right which Tenant may have pursuant to the Lease as of the date hereof or which Tenant may hereafter acquire pursuant to any subsequent amendment of the Lease which is consented to in writing by Lender.

5. Tenant acknowledges that Landlord has executed and delivered to Lender an Assignment of Leases and Rents (the “Assignment of Leases”), which assigns the Lease and the rent and all other sums due thereunder to Lender as security for the Loan, and Tenant hereby expressly consents to such assignment. Tenant acknowledges that the interest of the Landlord under the Lease has been assigned to Lender solely as security for the purposes specified in said assignments, and Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignments or by any subsequent receipt or collection of rents thereunder, unless Lender shall specifically undertake such liability in writing or unless Lender or its designee or nominee becomes the fee owner of the Premises. Tenant further agrees that upon receipt of a written notice from Lender of a default by Landlord under the Loan, Tenant will thereafter, if requested by Lender, pay rent to Lender in accordance with the terms of the Lease. Landlord shall have no claim against Tenant for any amounts paid to Lender pursuant to any such notice.

6. Tenant hereby agrees to give to Lender copies of all notices of Landlord default(s) under the Lease in the same manner as Tenant shall give any such notice of default to Landlord, and no such notice of default shall be deemed given to Landlord unless and until a copy of such notice shall have been so delivered to Lender. Lender shall have the right to remedy any Landlord default under the Lease, or to cause any default of Landlord under the Lease to be remedied, and for such purpose Tenant hereby grants Lender such additional period of time as may be reasonable to enable Lender to remedy, or cause to be remedied, any such default in addition to the period given to Landlord for remedying, or causing to be remedied, any such default. Tenant shall accept performance by Lender of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord. No Landlord default under the Lease shall exist or shall be deemed to exist (i) as long as Lender, in good faith, shall have commenced to cure such default within the above referenced time period and shall be prosecuting the same to completion with reasonable diligence, subject to force majeure, or (ii) if possession of the Premises is required in order to cure such default, or if such default is not susceptible of being cured by Lender, as long as Lender, in good faith, shall have notified Tenant that Lender intends to institute proceedings to have a receiver appointed under the Security Instrument, and, thereafter, as long as such proceedings shall have been instituted and shall be prosecuted with reasonable diligence. Lender shall have the right, without Tenant’s consent, to foreclose the Security Instrument or to accept a deed in lieu of foreclosure or to exercise any other remedies under the Security Instrument, subject to Section 2 above.

7. Subject to Section 4(d) above, Lender shall have no obligation or incur any liability with respect to the construction or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant’s use and occupancy

8. Tenant acknowledges, without limitation, that the subordinations provided hereby include a full and complete subordination by Tenant of any options it may have to purchase all or any portion of the Property, rights of first refusal or similar rights to purchase, whether such rights are provided in the Lease or elsewhere. Tenant hereby further agrees that any such option to purchase or right of first refusal to purchase shall be expressly inapplicable to any foreclosure of the Security Instrument or acquisition of the Property or any interest therein by Lender or any designee of Lender by conveyance in lieu thereof or similar transaction. In the event that Lender shall acquire title to the Premises or the Property, Lender shall

EXHIBIT E	GENESIS 1900 ALAMEDA
3	[BigHat Biosciences, Inc.]
Execution Original

have no obligation, nor incur any liability, beyond the amount of Lender’s then equity interest, if any, in the Property and all proceeds thereof, and Tenant shall look exclusively to the amount of such equity interest of Lender, if any, in the Property for the payment and discharge of any obligations or liability imposed upon Lender hereunder, under the Lease or under any new lease of the Premises.

9. If any portion or portions of this Agreement shall be held invalid or inoperative, then all of the remaining portions shall remain in full force and effect, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion or portions held to be invalid or inoperative.

10. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located.

11. Lender shall not, either by virtue of the Security Instrument, the Assignment of Leases or this Agreement, be or become a mortgagee in possession or be or become subject to any liability or obligation under the Lease or otherwise until Lender shall have acquired the interest of Landlord in the Premises, by foreclosure or otherwise, and then, except to the extent expressly set forth in Section 4 above, such liability or obligation of Lender under the Lease shall extend only to those liability or obligations accruing subsequent to the date that Lender has acquired the interest of Landlord in the Premises as modified by the terms of this Agreement.

12. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given if (a) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested; (b) by delivering same in person to the intended addressee; or (c) by delivery to an independent third party commercial overnight delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice so mailed shall be effective three (3) business days after its deposit with the United States Postal Service or any successor thereto; notice sent by a commercial delivery service shall be effective one (1) business day after delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the office or designated address of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth on the first page; provided, however, that every party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of ten (10) days’ notice to the other parties in the manner set forth herein.

13. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term “Landlord” refers to Landlord and to any successor to the interest of Landlord under the Lease, and the term “Lender” refers to Lender and to any successor-in-interest of Lender under the Security Instrument.

14. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

[THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK]

EXHIBIT E	GENESIS 1900 ALAMEDA
4	[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT E	GENESIS 1900 ALAMEDA
5	[BigHat Biosciences, Inc.]
Execution Original

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal to be effective as of the date set forth in the first paragraph hereof.

LENDER:

CITIZENS BANK, NATIONAL ASSOCIATION, a national banking association

By:
Name:
Title:

[CHANGE NOTARY FORM AS MAY BE REQUIRED]

STATE OF	§
§
COUNTY OF	§

This instrument was ACKNOWLEDGED before me on the day of , 20 by, , the of CITIZENS BANK, NATIONAL ASSOCIATION, a national banking association, on behalf of said national banking association.

[S E A L]
Notary Public, State of

My Commission Expires:

Printed Name of Notary Public

EXHIBIT E	GENESIS 1900 ALAMEDA
6	[BigHat Biosciences, Inc.]
Execution Original

TENANT:

BIGHAT BIOSCIENCES, INC., a Delaware corporation

By:
Name:
Title:

[CHANGE NOTARY FORM AS MAY BE REQUIRED]

STATE OF	§
§
COUNTY OF	§

This instrument was ACKNOWLEDGED before me on , by , the of , a , on behalf of said .

[S E A L]
Notary Public, State of

My Commission Expires:

Printed Name of Notary Public

EXHIBIT E	GENESIS 1900 ALAMEDA
7	[BigHat Biosciences, Inc.]
Execution Original

The undersigned Landlord hereby consents to the foregoing Agreement and confirms the facts stated in the foregoing Agreement.

LANDLORD:

BP3 SF6 1900 ADLP LLC, a Delaware limited liability company

By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of                     )

County of                 )

On                                  before me,                                 , a Notary Public, personally appeared                                 , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

                                                                              (Seal)

Signature of Notary Public

EXHIBIT E	GENESIS 1900 ALAMEDA
8	[BigHat Biosciences, Inc.]
Execution Original

[DELETE IF INAPPLICABLE]                                     , as guarantor of the obligations of Tenant under the Lease, has executed this Agreement under seal for the purpose of acknowledging and consenting to the same and confirming to Lender the ongoing existence and enforceability of Guarantor’s guaranty obligation.

GUARANTOR:

Name:

[DELETE IF INAPPLICABLE] The undersigned, or holder of that certain Security Instrument entitled                                                                                                        , dated                                     , hereby enters into this Agreement for the purpose of subordinating its interest in the Property and all improvements and fixtures thereon, to the interests of Lender. The foregoing shall be binding upon the undersigned to the same extent as the Tenant.

LEASEHOLD MORTGAGE LENDER:

By:
Name:
Title:

EXHIBIT E	GENESIS 1900 ALAMEDA
9	[BigHat Biosciences, Inc.]
Execution Original

Exhibit A

PROPERTY LEGAL DESCRIPTION

Real property in the City of South San Francisco. County of San Mateo. State of California, described as follows:

PARCEL A:

PARCEL 1 AS SHOWN ON THAT CERTAIN MAP ENTITLED, “PARCEL MAP 08-0001, BEING A RESUBDIVISION OF PARCEL 1 AS SAID PARCEL IS SHOWN ON THAT CERTAIN MAP ENTITLED ‘PARCEL MAP 01-020’ FILED FOR RECORD ON MAY 19, 2006 IN BOOK 76 OF PARCEL MAPS AT PAGES 94 AND 95”, WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE CITY OF SOUTH SAN FRANCISCO, COUNTY OF SAN MATEO, STATE OF CALIFORNIA ON SEPTEMBER 18, 2008 IN BOOK 78 OF PARCEL MAPS, AT PAGES 67-68, INCLUSIVE.

PARCEL B:

NON-EXCLUSIVE EASEMENTS AS DESCRIBED AND GRANTED TO MYERS PENINSULA VENTURE, LLC, IN THAT CERTAIN AGREEMENT GRANTING EASEMENT RECORDED MARCH 1, 2007 AS INSTRUMENT NO. 2007-031676 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, CALIFORNIA;

PARCEL C:

NON-EXCLUSIVE EASEMENTS AS DESCRIBED AND AS GRANTED TO MYERS PENINSULA VENTL1RE, LLC IN THAT CERTAIN DECLARATION OF EASEMENTS RECORDED SEPTEMBER 18, 2008, AS INSTRUMENT NO. 105133 OF OFFICIAL RECORDS; AND THAT CERTAIN FIRST AMENDMENT TO DECLARATION OF EASEMENTS RECORDED NOVEMBER 18, 2015 AS INSTRUMENT NO. 2015-121411, ALL IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, CALIFORNIA;

PARCEL D:

NON-EXCLUSIVE EASEMENTS AS SET FORTH IN THAT CERTAIN DECLARATION OF RECIPROCAL EASEMENTS, COVENANTS AND RESTRICTIONS OF CENTENNIAL TOWERS DATED MAY 5, 2008 AND RECORDED ON SEPTEMBER 18, 2008 AS INSTRUMENT NO. 2008-105136; AND THAT CERTAIN FIRST AMENDMENT TO DECLARATION OF RECIPROCAL EASEMENTS, COVENANTS AND RESTRICTIONS OF CENTENNIAL TOWERS RECORDED NOVEMBER 18, 2015 AS INSTRUMENT NO. 2015-121410; AND THAT CERTAIN SECOND AMENDMENT TO DECLARATION OF RECIPROCAL EASEMENTS, COVENANTS AND RESTRICTIONS OF CENTENNIAL TOWERS RECORDED NOVEMBER 18, 2015 AS INSTRUMENT NO. 2015-121417, ALL OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, CALIFORNIA;

PARCEL E:

NON-EXCLUSIVE EASEMENT AS SET FORTH IN THAT CERTAIN AGREEMENT GRANTING EASEMENT DATED JANUARY 22, 2009 AND RECORDED ON FEBRUARY 3, 2009 AS INSTRUMENT NO. 2009-010537 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, CALIFORNIA;

EXHIBIT E	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

PARCEL F:

NON-EXCLUSIVE EASEMENTS AS SET FORTH IN THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF CENTENNIAL TOWERS DATED MARCH 27, 2009 AND RECORDED ON APRIL 3, 2009 AS INSTRUMENT NO. 2009-038658, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS OF CENTENNIAL TOWERS DATED APRIL 20, 2010 AND RECORDED MAY 12, 2010 AS INSTRUMENT NO. 2010-051876; AND AS AMENDED BY THAT CERTAIN SECOND AMENDMENT TO DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF CENTENNIAL TOWERS DATED NOVEMBER 17, 2015 AND RECORDED NOVEMBER 18, 2015 AS INSTRUMENT NO. 2015-121409, ALL OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, CALIFORNIA.

For Information Only:

APN: 007-650-180-8

JPN: 121-065-000-406 T

121-065-000-407 T

121-065-000-408 T

132-049-000-76 T

EXHIBIT E	GENESIS 1900 ALAMEDA
2	[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT F

FORM OF LETTER OF CREDIT

[TO BE ATTACHED]

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

ISSUE DATE:

ISSUING BANK:

SILICON VALLEY BANK

3003 TASMAN DRIVE

2ND FLOOR, MAIL SORT HF210

SANTA CLARA, CA 95054

BENEFICIARY:

BP3-SF6 1900 ADLP LLC

4380 LA JOLLA VILLAGE DRIVE, SUITE 230

SAN DIEGO, CA 92122

ATTENTION: W. NEIL FOX, III, CEO

APPLICANT:

BIGHAT BIOSCIENCES, INC.

1900 ALAMEDA DE LAS PULGAS, SUITE 300

SAN MATEO, CA 94403

AMOUNT: US$540,871.94 (FIVE HUNDRED FORTY THOUSAND EIGHT HUNDRED SEVENTYONE AND 94/100)

EXPIRATION DATE:                      (SVB WILL PUT A SPECIFIC DATE HERETHAT’S 1 YEAR FROM ISSUANCE DATE)

PLACE OF EXPIRATION: ISSUING BANK’S COUNTERS AT ITS ABOVE ADDRESS

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF                          IN YOUR FAVOR AVAILABLE BY PAYMENT AGAINST YOUR PRESENTATION TO US OF THE FOLLOWING DOCUMENT:

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT ARE APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

APPLICANT’S SIGNATURE(S)	DATE

EXHIBIT F	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

1. BENEFICIARY’S SIGNED AND DATED STATEMENT STATING AS FOLLOWS:

“AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED UNDER THAT CERTAIN LEASE BETWEEN                         , AS TENANT, AND                          AS LANDLORD, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED TO DATE. THE UNDERSIGNED HEREBY CERTIFIES THAT: (I) THE UNDERSIGNED IS AN AUTHORIZED REPRESENTATIVE OF LANDLORD; (II) LANDLORD IS THE BENEFICIARY OF LETTER OF CREDIT NO.                          ISSUED BY                          BANK; (III) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT PURSUANT TO THE TERMS OF THE LEASE; (IV) SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THE LETTER OF CREDIT; AND (V) LANDLORD IS AUTHORIZED TO DRAW DOWN UNDER THE LETTER OF CREDIT IN THE REQUESTED AMOUNT. THE AMOUNT HEREBY DRAWN UNDER THE LETTER OF CREDIT IS US$                , WITH PAYMENT TO BE MADE TO THE FOLLOWING ACCOUNT: [INSERT WIRE INSTRUCTIONS (TO INCLUDE NAME AND ACCOUNT NUMBER OF THE BENEFICIARY);”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT WE HAVE RECEIVED A WRITTEN NOTICE OF [Insert Bank Name]’S ELECTION NOT TO EXTEND ITS STANDBY LETTER OF CREDIT NO.                      AND HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT WITHIN AT LEAST THIRTY (30) DAYS PRIOR TO THE PRESENT EXPIRATION DATE. THE AMOUNT HEREBY DRAWN UNDER THE LETTER OF CREDIT IS US$                , WITH PAYMENT TO BE MADE TO THE FOLLOWING ACCOUNT: [INSERT WIRE INSTRUCTIONS (TO INCLUDE NAME AND ACCOUNT NUMBER OF THE BENEFICIARY)];”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.                          AS THE RESULT OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THAT CERTAIN LEASE DATED [Insert Lease Date], AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, THE “LEASE”), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING. THE AMOUNT HEREBY DRAWN UNDER THE LETTER OF CREDIT IS US$                 , WITH PAYMENT TO BE MADE TO THE FOLLOWING ACCOUNT: [INSERT WIRE INSTRUCTIONS (TO INCLUDE NAME AND ACCOUNT NUMBER OF THE BENEFICIARY)];”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.                          AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THAT CERTAIN LEASE DATED [Insert Lease Date], AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, THE “LEASE”), WHICH FILING HAS NOT BEEN DISMISSED THE LATER OF SIXTY (60) DAYS THEREAFTER OR AT THE TIME OF THIS DRAWING. THE AMOUNT HEREBY DRAWN UNDER THE LETTER OF CREDIT IS US$                , WITH PAYMENT TO BE MADE TO THE FOLLOWING ACCOUNT: [INSERT WIRE INSTRUCTIONS (TO INCLUDE NAME AND ACCOUNT NUMBER OF THE BENEFICIARY)];”

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT ARE APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

APPLICANT’S SIGNATURE(S)	DATE

EXHIBIT F	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.                      AS THE RESULT OF THE REJECTION, OR DEEMED REJECTION, OF THAT CERTAIN LEASE DATED [Insert Lease Date], AS THE SAME MAY HAVE BEEN AMENDED, UNDER SECTION 365 OF THE U.S. BANKRUPTCY CODE. THE AMOUNT HEREBY DRAWN UNDER THE LETTER OF CREDIT IS US$                , WITH PAYMENT TO BE MADE TO THE FOLLOWING ACCOUNT: [INSERT WIRE INSTRUCTIONS (TO INCLUDE NAME AND ACCOUNT NUMBER OF THE BENEFICIARY)].”

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR ADDITIONAL PERIODS OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND TO YOU A NOTICE BY REGISTERED OR CERTIFIED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND JANUARY 31, 2030. IN THE EVENT WE SEND SUCH NOTICE OF NON-EXTENSION, YOU MAY DRAW HEREUNDER BY YOUR PRESENTATION TO US OF YOUR SIGNED AND DATED STATEMENT STATED ABOVE.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE REQUIRED DOCUMENTS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF 210, SANTA CLARA, CA 95054, ATTENTION: GLOBAL TRADE FINANCE. AS USED IN THIS LETTER OF CREDIT, “BUSINESS DAY” SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE.

FACSIMILE PRESENTATIONS ARE ALSO PERMITTED. EACH FACSIMILE TRANSMISSION SHALL BE MADE AT: (408) 496-2418 OR (408) 969-6510; AND UNDER CONTEMPORANEOUS TELEPHONE ADVICE TO: (408) 450-5001 OR (408) 654-7176, ATTENTION: GLOBAL TRADE FINANCE. ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST.

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT ARE APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

APPLICANT’S SIGNATURE(S)	DATE

EXHIBIT F	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE BUT NOT IN PART ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND FOR THE THEN AVAILABLE AMOUNT, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINALS OR COPIES OF ALL AMENDMENTS, IF ANY, TO THIS LETTER OF CREDIT MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT A DULY EXECUTED. APPLICANT SHALL PAY OUR TRANSFER FEE OF 1⁄4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT. EACH TRANSFER SHALL BE EVIDENCED BY EITHER (1) OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE OR (2) OUR ISSUING A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

IF THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT NO. SVBSF              IS LOST, STOLEN OR DESTROYED, WE WILL ISSUE YOU A “CERTIFIED TRUE COPY” OF THIS STANDBY LETTER OF CREDIT NO. SVBSF                  UPON OUR RECEIPT OF YOUR INDEMNITY LETTER TO SILICON VALLEY BANK WHICH WILL BE SENT TO YOU UPON OUR RECEIPT OF YOUR WRITTEN REQUEST THAT THIS STANDBY LETTER OF CREDIT NO. SVBSF                  IS LOST, STOLEN, OR DESTROYED.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

IF YOU HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CONTACT:                      AT 408-                    , ALWAYS QUOTING OUR LETTER OF CREDIT NO. SVBSF                     .

(FOR BANK USE)	(FOR BANK USE)

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT ARE APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

APPLICANT’S SIGNATURE(S)	DATE

EXHIBIT F	GENESIS 1900 ALAMEDA
[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT A

TRANSFER FORM

DATE:

TO:	SILICON VALLEY BANK 3003 TASMAN DRIVE SANTA CLARA, CA 95054 ATTN: GLOBAL TRADE FINANCE STANDBY LETTERS OF CREDIT	RE: IRREVOCABLE STANDBY LETTER OF CREDIT NO. ISSUED BY SILICON VALLEY BANK, SANTA CLARA L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO EITHER (1) ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER, OR (2) ISSUE A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

SINCERELY,	SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.
(BENEFICIARY’S NAME)
(Name of Bank)
(SIGNATURE OF BENEFICIARY)
(Address of Bank)
(NAME AND TITLE)
(City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature)

EXHIBIT A	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT G

STORAGE AREAS

[See Attached]

EXHIBIT G	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT G	GENESIS 1900 ALAMEDA
2	[BigHat Biosciences, Inc.]
Execution Original

EXHIBIT G	GENESIS 1900 ALAMEDA
3	[BigHat Biosciences, Inc.]
Execution Original

RIDER 1

EXTENSION OPTION RIDER

This EXTENSION OPTION RIDER (“Extension Rider”) is attached to and made a part of the Lease by and between Landlord and Tenant. The agreements set forth in this Extension Rider shall have the same force and effect as if set forth in the Lease. To the extent the terms of this Extension Rider are inconsistent with the terms of the Lease, the terms of this Extension Rider shall control.

1. Extension Option. Landlord hereby grants Tenant one (1) option (the “Extension Option”) to extend the Lease Term for a period of five (5) years (the “Option Term”), which option shall be exercisable only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below. Upon the proper exercise of the Extension Option, the Lease Term shall be extended for the Option Term. Notwithstanding the foregoing, at Landlord’s option, in addition to any other remedies available to Landlord under the Lease, at law or in equity, the Extension Option shall not be deemed properly exercised if as of the date of delivery of the Exercise Notice (as defined below) by Tenant, Tenant has previously been in default under the Lease beyond all applicable notice and cure periods in the preceding twelve (12) month period. The Extension Option is personal to the original Tenant executing the Lease (the “Original Tenant”) and any Affiliate Assignee and may only be exercised by the Original Tenant or any Affiliate Assignee (and not any other assignee, sublessee or other transferee of Tenant’s interest in the Lease).

2. Option Rent. The annual Base Rent payable by Tenant during the Option Term (the “Option Rent”) shall be equal to the greater of: (i) the annual Base Rent payable by Tenant during the last year of the initial Lease Term; or (ii) the Fair Market Rental Rate for comparable office/laboratory space in the South San Francisco/Brisbane market. As used herein, the “Fair Market Rental Rate” shall mean the annual base rent at which tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location (including views) and quality to the Premises for a comparable term as the Option Term, which comparable space is located in the Building and in other comparable first-class biotechnology buildings located within a radius of fifteen (15) miles from the Building (“Comparable Buildings”), taking into consideration all free rent and other out-of-pocket concessions generally being granted at such time for such comparable space for the Option Term (including, without limitation, any tenant improvement allowance provided for such comparable space and that Tenant will not be receiving such concessions). All other terms and conditions of the Lease shall apply throughout the Option Term; however, Tenant shall, in no event, have the option to extend the Lease Term beyond the Option Term described in Section 1 above.

3. Exercise of Option. The Extension Option shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice (“Interest Notice”) to Landlord not more than fifteen (15) months nor less than fourteen (14) months prior to the expiration of the initial Lease Term stating that Tenant may be interested in exercising the Extension Option; (ii) Landlord, after receipt of Tenant’s notice, shall deliver notice (the “Option Rent Notice”) to Tenant not less than thirteen (13) months prior to the expiration of the initial Lease Term setting forth the Option Rent; and (iii) if Tenant wishes to exercise the Extension Option, Tenant shall, on or before the date (the “Exercise Date”) which is twelve (12) months prior to the expiration of the initial Lease Term, exercise the Extension Option by delivering written notice (“Exercise Notice”) thereof to Landlord. Tenant’s failure to deliver the Interest Notice or Exercise Notice on or before the applicable delivery dates therefore specified hereinabove shall be deemed to constitute Tenant’s waiver of the Extension Option.

Rider 1	GENESIS 1900 ALAMEDA
1	[BigHat Biosciences, Inc.]
Execution Original

4. Determination of Option Rent. If Tenant timely and appropriately objects in its Exercise Notice to Landlord to the Fair Market Rental Rate for the Option Term initially determined by Landlord, then Landlord and Tenant shall attempt in good faith to agree upon the Fair Market Rental Rate. If Landlord and Tenant fail to reach agreement within thirty (30) days following Tenant’s delivery of such Exercise Notice (the “Outside Agreement Date”), then each party shall submit to the other party a separate written determination of the Fair Market Rental Rate within fifteen (15) business days after the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with the provisions of Sections 4.1 through 4.6 below; provided, however, Landlord shall not submit an amount in excess of that set forth in the Option Rent Notice. The failure of Tenant or Landlord to submit a written determination of the Fair Market Rental Rate within such fifteen (15) business day period shall conclusively be deemed to be such party’s approval of the Fair Market Rental Rate submitted within such fifteen (15) business day period by the other party.

4.1 Landlord and Tenant shall each appoint one (1) arbitrator who shall by profession be an independent real estate broker who shall have no ongoing relationship with Tenant or Landlord and who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of Comparable Buildings. The determination of the arbitrators shall be limited solely to the issue of whether Landlord’s or Tenant’s submitted Fair Market Rental Rate is the closer to the actual Fair Market Rental Rate as determined by the arbitrators, taking into account the requirements with respect thereto set forth in Section 2 above. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date.

4.2 The two (2) arbitrators so appointed shall, within fifteen (15) days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

4.3 The three (3) arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, reach a decision as to which of Landlord’s or Tenant’s submitted Fair Market Rental Rate is closer to the actual Fair Market Rental Rate and shall select such closer determination as the Fair Market Rental Rate and notify Landlord and Tenant thereof.

4.4 The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

4.5 If either Landlord or Tenant fails to appoint an arbitrator within the time period specified in Section 4.1 hereinabove, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator’s decision shall be binding upon Landlord and Tenant.

4.6 If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, within the time period provided in Section 4.2 above, then the parties shall mutually select the third arbitrator. If Landlord and Tenant are unable to agree upon the third arbitrator within ten (10) days after the fifteen (15) day period described in Section 4.2 above, then either party may, upon at least five (5) days’ prior written notice to the other party, request the Presiding Judge of the San Mateo County Superior Court, acting in his private and nonjudicial capacity, to appoint the third arbitrator. Following the appointment of the third arbitrator, the panel of arbitrators shall within thirty (30) days thereafter reach a decision as to whether Landlord’s or Tenant’s submitted Fair Market Rental Rate shall be used and shall notify Landlord and Tenant thereof. Landlord and Tenant shall each pay the costs of its own arbitrator and fifty percent (50%) of the cost of the third arbitrator.

Rider 1	GENESIS 1900 ALAMEDA
2	[BigHat Biosciences, Inc.]
Execution Original

SUBLEASE EXHIBIT B

SUBLEASED PREMISES

GENESIS 1900 ALAMEDA
11	[BigHat Biosciences, Inc.]
Execution Original

SUBLEASE EXHIBIT C

SUBLESSEE’S HAZARDOUS MATERIALS LIST

Dimethyl sulfoxide

Formaldehyde

2-mercaptoethanol

Methanol

Ethanol

Isopropanol

Sodium hydroxide

Sodium hypochlorite/bleach

Sulfuric acid

Trypan blue

Guanidinium hydrochloride

Guanidinium isothiocyanate

Acetic acid

Filtered human serum

GENESIS 1900 ALAMEDA
12	[BigHat Biosciences, Inc.]
Execution Original

SUBLEASE EXHIBIT D

WALL

GENESIS 1900 ALAMEDA
13	[BigHat Biosciences, Inc.]
Execution Original